UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-09461
                                                     ---------------------

             Nuveen North Carolina Dividend Advantage Municipal Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: May 31
                                           ------------------

                  Date of reporting period: November 30, 2008
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


SEMI-ANNUAL REPORT | Nuveen Investments
 November 30, 2008 | MUNICIPAL CLOSED-END FUNDS

[PHOTO OF: SMALL CHILD]

                        NUVEEN GEORGIA
                        PREMIUM INCOME
                        MUNICIPAL FUND
                        NPG

                        NUVEEN GEORGIA
                        DIVIDEND ADVANTAGE
                        MUNICIPAL FUND
                        NZX

                        NUVEEN GEORGIA
                        DIVIDEND ADVANTAGE
                        MUNICIPAL FUND 2
                        NKG

                        NUVEEN NORTH
                        CAROLINA PREMIUM
                        INCOME
                        MUNICIPAL FUND
                        NNC

                        NUVEEN NORTH
                        CAROLINA DIVIDEND
                        ADVANTAGE
                        MUNICIPAL FUND
                        NRB

                        NUVEEN NORTH
                        CAROLINA DIVIDEND
                        ADVANTAGE
                        MUNICIPAL FUND 2
                        NNO

                        NUVEEN NORTH
                        CAROLINA DIVIDEND
                        ADVANTAGE
                        MUNICIPAL FUND 3
                        NII

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

CHAIRMAN'S
LETTER TO SHAREHOLDERS

[PHOTO OF ROBERT P. BREMNER] | Robert P. Bremner | Chairman of the Board

Dear Shareholders,

I write this letter in a time of continued uncertainty about the current state of the U.S. financial system and pessimism about the future of the global economy. Many have observed that the conditions that led to the crisis have built up over time and will complicate and extend the course of recovery. At the same time, government officials in the U.S. and abroad have implemented a wide range of programs to restore stability to the financial system and encourage economic recovery. History teaches us that these efforts will moderate the extent of the downturn and hasten the inevitable recovery, even though it is hard to envision that outcome in the current environment.

As you will read in this report, the continuing financial and economic problems are weighing heavily on asset values for equities and fixed income, and unfortunately the performance of the Nuveen Funds has been similarly affected. I hope that you will carefully review the Portfolio Manager's Comments, the Common Share Dividend and Share Price Information and the Performance Overview sections of this report. These comments highlight the manager's pursuit of investment strategies that depend on thoroughly researched securities, diversified portfolio holdings and well established investment disciplines to achieve your Fund's investment goals. The Fund Board believes that a consistent focus on long term investment goals provides the basis for successful investment over time and we monitor your Fund with that objective in mind.

Nuveen continues to work on resolving the auction rate preferred shares situation, but the unsettled conditions in the credit markets have slowed progress. Nuveen is actively pursuing a number of solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we have worked through the many issues involved. Please consult the Nuveen website: www.Nuveen.com, for the most recent information.

On behalf of myself and the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner
----------------------------------
Robert P. Bremner
Chairman of the Nuveen Fund Board
January 20, 2009

Portfolio Manager's COMMENTS

NUVEEN INVESTMENTS MUNICIPAL CLOSED-END FUNDS | NPG, NZX, NKG, NNC,
                                              | NRB, NNO, NII

Portfolio manager Daniel Close discusses key investment strategies and the six-month performance of the Nuveen Georgia and North Carolina Funds. Dan, who joined Nuveen in 2000, assumed portfolio management responsibility for these seven Funds in 2007.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE GEORGIA AND NORTH CAROLINA FUNDS DURING THE SIX-MONTH REPORTING PERIOD ENDED NOVEMBER 30, 2008?

During this period, stress in the financial and credit markets led to increased price volatility for many securities, reduced liquidity and a general flight to quality. We sought to capitalize on this environment by continuing to focus on relative value, using a fundamental approach to find undervalued sectors and individual credits with the potential to perform well over the long term.

As events unfolded, we were able to find attractive value opportunities in various sectors of the municipal bond market. All three Georgia Funds added an Atlanta tax increment financing (TIF) district issue and NPG also purchased a water and sewer bond during this period. In the North Carolina Funds, we bought a highly rated hospital issue for all four Funds, while NRB and NNO also added water and sewer bonds. The majority of these additions to our portfolios were purchased at the longer end of the yield curve, which we believed not only offered more value during this period, but also had the potential to help extend the Funds' durations(1) and enhance yields.

To generate cash for purchases, the three Georgia Funds reduced their exposure to the health care sector by paring back our holding of a BBB rated hospital, and NZX and NKG also reduced their positions in a charter school credit. In the North Carolina Funds, we monitored the types of credits and bond structures that were attractive to the retail market and took advantage of strong bids to sell selected bonds, including pre-refunded(2) issues, into solid retail demand. In addition, some of our new purchases were financed by reinvesting the proceeds from matured bonds.

As a key dimension of risk management, we employed a disciplined approach to duration positioning as an important component of our overall strategy. As part of this approach, we used inverse floating rate securities(3) in all seven of these Funds. Inverse floaters typically provide the dual benefit of bringing the Funds' durations closer to our strategic target and enhancing their income-generation capabilities. NZX, NNC and

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

(1) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

(2) Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

(3) An inverse floating rate security, also known as an inverse floater, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this shareholder report.

(4) Each Fund may invest in derivatives instruments such as forwards, futures, option and swap transactions. For additional information on derivative instruments in which each Fund was invested during and at the end of the reporting period, please refer to the Portfolio of Investments, Financial Statements and Notes to Financial Statements sections of this shareholder report.

NNO also invested in certain types of derivative(4) instruments during this period. The goal of this strategy was to help us manage common share net asset value (NAV) volatility without having a negative impact on income streams or common share dividends over the short term. As of November 30, 2008, we continued to use inverse floaters in all of the Funds, while all derivatives have been removed from the Funds.

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen Georgia and North Carolina Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average  Annual Total Returns on Common Share Net Asset Value*
For periods ended 11/30/08

                                         Six-Month   1-Year    5-Year   10-Year
Georgia Funds
NPG                                       -13.08%    -13.46%    0.92%      3.51%
NZX                                       -11.42%    -11.43%    1.61%       N/A
NKG                                       -14.73%    -15.14%    0.53%       N/A

North Carolina Funds
NNC                                       -10.35%    -10.39%    1.18%      3.76%
NRB                                        -7.62%     -6.93%    2.49%       N/A
NNO                                        -9.25%     -8.90%    1.84%       N/A
NII                                        -8.65%     -8.07%    2.24%       N/A

Lipper Other States
Municipal Debt Funds
Average(5)                                -14.13%    -14.38%    0.64%      3.22%

Barclays Capital
Municipal Bond Index(6)                    -4.98%     -3.61%    2.59%      4.14%

S&P National Municipal
Bond Index(7)                              -5.48%     -4.43%    2.55%       N/A

For the six months ended November 30, 2008, the cumulative returns on common share NAV for NPG, NZX, NNC, NRB, NNO and NII exceeded the average return for the Lipper Other States Municipal Debt Funds Average, while NKG trailed the Lipper average. All of the Funds underperformed the national Barclays Capital Municipal Bond Index and Standard & Poor's National Municipal Bond Index. Shareholders should note the Lipper Other States Municipal Debt Funds Average and the Barclays Capital Municipal Bond Index include bonds from states not covered in this report, which may make direct comparisons between the Funds and these benchmarks less meaningful.

Key management factors that influenced the Funds' returns during this period included duration and yield curve positioning, the use of derivatives, credit exposure and sector allocations. In addition, the use of leverage was an important factor

* Six-month returns are cumulative; returns for one-year, five-year, and ten-year are annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

(5) The Lipper Other States Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: six months, 46; 1 year, 46; 5 years, 46; and 10 years, 18. The performance of the Lipper Other States Municipal Debt Funds Average represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions. Fund and Lipper returns assume reinvestment of dividends.

(6) The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

(7) The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged,
market   value-weighted  index  designed  to  measure  the  performance  of  the investment-grade U.S. municipal bond market.

affecting each Fund's performance. The impact of leverage is discussed in more detail on page 7.

Over this period, we saw the yield curve steepen as interest rates at the short end of the curve declined and longer rates rose. Given these changes in the interest rate environment, bonds in the Barclays Capital Municipal Bond Index with maturities of ten years or less generally outperformed the market as a whole, with bonds maturing in two to four years benefiting the most. Because they were less sensitive to interest rate changes, these shorter bonds generally outperformed credits with longer maturities, with the biggest losses posted by bonds with the longest maturities (twenty-two years and longer). In general, these Funds had less exposure to the outperforming short end of the yield curve compared with the index. In NNC, NRB, NNO and NZF the negative impact of being underweighted in the short part of the curve was offset by an overweight in bonds with intermediate maturities, which performed well, and a lower allocation to the underperforming long end of the curve. Overall, duration and yield curve positioning was a comparative positive for the performances of NZX, NNC, NRB and NNO and a comparative negative in NPG, NKG and NII.

As mentioned earlier, NZX and NNO used derivative positions throughout this period to synthetically extend duration and move it closer to our strategic duration target. Despite the fact that longer duration municipal bonds generally underperformed those with shorter durations, the use of these derivatives actually had a positive impact on NNO and NZX's total return performance. This positive impact was attributable to the fact that the derivative positions provided exposure to taxable bond markets during a period when, in contrast to historical trends, the taxable markets and the municipal market moved in opposite directions. As municipal market performance lagged the gains in the taxable markets, these derivatives performed well. The derivatives used in NNC did not have a meaningful impact on performance.

At the same time, the inverse floaters used by all seven of these Funds generally had a negative impact on performance. This resulted from the fact that the inverse floaters effectively increased the Funds' exposure to longer maturity bonds at a time when shorter maturities were in favor in the market.

Credit exposure was also an important factor in performance during these past six months. Because risk-averse investors generally sought higher quality investments as disruptions in the financial markets deepened, bonds with higher credit quality typically performed very well. At the same time, as many investors avoided high-yield securities, bonds rated BBB or below and non-rated bonds generally posted poor returns. Insured bonds with underlying credits that were rated BBB or non-rated, originally purchased because of the higher yields they offered, were disproportionately impacted (compared with bonds with underlying ratings of AA or A) if the insurer backing the bond was downgraded.

During this period, pre-refunded bonds, which are backed by U.S. Treasury securities, were one of the top performing segments of the market, due primarily to their shorter effective maturities, higher credit quality and perceived safety. Among the Georgia Funds, NZX had the largest allocation of pre-refunded bonds as of November 30, 2008, while NRB and NII held the heaviest holdings of these bonds among the North Carolina Funds. Additional sectors of the market that generally contributed to the Funds' performances included general obligation and other tax-backed bonds and water and sewer, electric utilities and education credits. However, the Funds generally had lower weightings of tax-backed bonds than the index, which lessened the relative positive contribution from this sector.

In general, bonds that were lower rated, regardless of sector, continued to post weak performance. Revenue bonds as a whole, and the industrial development sector in particular, underperformed the general municipal market. Next to the industrial development revenue sector, zero coupon bonds were among the worst performing categories in the municipal market. The health care and housing sectors also performed poorly.

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

In addition to the factors previously discussed, one of the primary factors impacting the six-month returns of these Funds relative to those of the unleveraged Barclays Capital Municipal Bond Index and S&P National Municipal Bond Index was the Funds' use of financial leverage. While leverage offers opportunities to generate additional income and total returns for common shareholders, the benefits provided by leveraging are influenced by the price movements of the bonds in each Fund's portfolio. During this period, as yields on longer-term bonds rose and their prices correspondingly fell, declining valuations had a negative effect on performance that was magnified by the use of leverage. In addition, at various points during the six-month period, the Funds' borrowing costs were relatively high, negatively impacting their total returns.

RECENT MARKET DEVELOPMENTS

Beginning in October, the nation's financial institutions and financial markets--including the municipal bond market--experienced significant turmoil. Reductions in demand decreased valuations of municipal bonds across all credit ratings, especially those with lower credit ratings, and this generally reduced the Funds' common share net asset values. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms' capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. This reduction in dealer involvement in the market was accompanied by significant net selling pressure by investors, particularly with respect to lowerrated municipal bonds, as institutional investors generally removed money from the municipal bond market, at least in part because of their need to reduce the leveraging of their municipal investments. This deleveraging was in part driven by the overall reduction in the amount of financing available for such leverage, the increased costs of such leverage financing, and the need to reduce leverage levels that had recently increased due to the decline in municipal bond prices.

Municipal bond prices were further negatively impacted by concerns that the need for further deleveraging and a supply overhang (a large amount of new issues that were postponed) would cause selling pressure to persist for a period of time. In addition to falling prices, the following market conditions resulted in greater price volatility of municipal bonds - wider credit spreads (i.e., lower quality bonds fell in price more than higher quality bonds); significantly reduced liquidity (i.e., the ability to sell bonds at a price close to their carrying value), particularly for lower quality bonds; and a lack of price transparency (i.e., the ability to accurately determine the price at which a bond would likely trade). Reduced liquidity was most pronounced in mid-October, although it improved considerably after that period.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

As mentioned earlier, another factor that had an impact on the performance of these Funds was their position in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. During the period covered by this report, AMBAC, CIFG, FGIC, MBIA, RAAI and SYNCORA (formerly XLCA) experienced one or more rating reductions by at least one or more rating agencies while AGC and FSA received their first rating reductions by at least one rating agency. At the time this report was prepared, at least one rating agency has placed each of these insurers except AGC on "negative outlook" or "negative credit watch," which may presage one or more rating reductions for such insurer or insurers in the future. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies - especially those bonds with weaker underlying credits - declined, detracting from the Funds' performance. By the end of this period, most insured bonds were being valued according to their fundamentals as if they were uninsured. On the whole, the holdings of all of our Funds continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category. It is important to note that municipal bonds historically have had a very low rate of default.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES MARKETS

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the auction rate preferred shares issued by these Funds than there were offers to buy. This meant that these auctions "failed to clear" and that many or all auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholder unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the auction rate preferred shares. At the time this report was prepared, the Funds' managers could not predict when future auctions might succeed in attracting sufficient buyers for the shares offered, if ever. The Funds' managers are working diligently to refund the auction preferred shares, and have made progress in these efforts, (at least for certain funds) but at present there is no assurance that these efforts will succeed. These developments have generally not affected the portfolio management or investment policies of these Funds. However, one implication of these auction failures for common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future common share earnings may be lower than they otherwise would have been.

On June 11, 2008, Nuveen announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the municipal Funds' outstanding auction rate preferred shares, for which auctions have been failing for several months. This plan included an initial phase of approximately $1 billion in forty-one Funds. As of November 30, 2008, none of the Funds included in this shareholder report had issued par redemption notices for their auction rate preferred shares.

On August 7, 2008, four Nuveen municipal Funds (none of which are included in this shareholder report) issued par redemption notices for all outstanding shares of their auction rate preferred shares totaling $569.9 million. These redemptions were achieved through the issuance of variable rate demand preferred shares (VRDP) in conjunction with the proceeds from the creation of TOBs.

On January 8, 2009, subsequent to the reporting period, NKG noticed for redemption $1.3 million outstanding auction rate preferred shares, at liquidation value, using the proceeds from the issuance of TOBs and portfolio sales.

For current, up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/ResourceCenter/AuctionRate Preferred.aspx.

Common Share
Dividend and Share Price
                    INFORMATION

During the six-month period ended November 30, 2008, there was one dividend increase in each of these seven Funds.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's common share NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's common share NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of November 30, 2008, all of the Funds in this report had positive UNII balances, based upon our best estimate, for tax purposes and negative UNII balances for financial statement purposes.

The Funds' Board of Trustees approved an open-market share repurchase program on July 30, 2008, under which each Fund may repurchase up to 10% of its common shares. As of November 30, 2008, the Funds had not repurchased any of their outstanding common shares.

As of November 30, 2008, the Funds' common share prices were trading at discounts to their common share NAVs as shown in the accompanying chart:

               11/30/08    Six-Month Average
               Discount     Premium/Discount

NPG              -19.34%              -13.16%
NZX              -12.87%              -12.08%
NKG               -0.52%               -7.23%
NNC              -11.84%               -7.13%
NRB              -10.70%               +3.60%
NNO               -4.13%               -7.44%
NII              -11.68%               -1.91%

NPG Performance  OVERVIEW | Nuveen Georgia  Premium Income  Municipal Fund as of
                            November 30, 2008

                                  [PIE CHART]

Credit Quality (as a % of total investments)(1)

AAA/U.S.
Guaranteed                                                                   38%
AA                                                                           36%
A                                                                            16%
BBB                                                                           8%
BB or Lower                                                                   1%
N/R                                                                           1%

                                  [BAR CHART]

2007-2008 Monthly Tax-Free Dividends Per Common Share(3)

Dec                                                                         0.05
Jan                                                                         0.05
Feb                                                                         0.05
Mar                                                                         0.05
Apr                                                                         0.05
May                                                                         0.05
Jun                                                                         0.05
Jul                                                                         0.05
Aug                                                                         0.05
Sep                                                                       0.0515
Oct                                                                       0.0515
Nov                                                                       0.0515

                                  [LINE CHART]

Common Share Price Performance -- Weekly Closing Price

12/01/07                                                                   12.85
                                                                            12.9
                                                                            12.8
                                                                           12.75
                                                                            12.8
                                                                           13.32
                                                                           13.45
                                                                           13.12
                                                                           13.38
                                                                           13.48
                                                                           13.56
                                                                           12.87
                                                                           12.78
                                                                           12.35
                                                                           12.69
                                                                           12.55
                                                                           12.41
                                                                            12.7
                                                                           12.78
                                                                           12.88
                                                                           13.09
                                                                              13
                                                                              13
                                                                           12.95
                                                                           12.99
                                                                            13.1
                                                                           13.15
                                                                           13.13
                                                                           12.82
                                                                           12.91
                                                                           12.52
                                                                           12.56
                                                                           12.85
                                                                            12.2
                                                                           12.16
                                                                           12.31
                                                                            12.3
                                                                            12.2
                                                                          12.343
                                                                           12.16
                                                                            12.3
                                                                           12.26
                                                                           11.52
                                                                          11.144
                                                                           10.71
                                                                           8.494
                                                                             9.8
                                                                            10.2
                                                                           10.45
                                                                           10.52
                                                                            10.3
                                                                             9.7
11/30/08                                                                    9.72

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $   9.72
--------------------------------------------------------------------------------
Common Share Net Asset Value                                           $  12.05
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -19.34%
--------------------------------------------------------------------------------
Market Yield                                                               6.36%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                9.39%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                          $ 45,871
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.21
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                13.52
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/20/93)
--------------------------------------------------------------------------------
                                                        ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                            -24.06%  -13.08%
--------------------------------------------------------------------------------
1-Year                                                          -19.60%  -13.46%
--------------------------------------------------------------------------------
5-Year                                                           -4.78%    0.92%
--------------------------------------------------------------------------------
10-Year                                                           0.17%    3.51%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            16.6%
--------------------------------------------------------------------------------
Water and Sewer                                                            15.2%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     14.2%
--------------------------------------------------------------------------------
Health Care                                                                13.5%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     12.1%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          12.1%
--------------------------------------------------------------------------------
Utilities                                                                   7.5%
--------------------------------------------------------------------------------
Other                                                                       8.8%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of November 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0424 per share.

NZX Performance  OVERVIEW | Nuveen Georgia Dividend Advantage  Municipal Fund as
                            of November 30, 2008

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $  10.90
--------------------------------------------------------------------------------
Common Share Net Asset Value                                           $  12.51
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -12.87%
--------------------------------------------------------------------------------
Market Yield                                                               6.06%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                8.95%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                          $ 24,632
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          12.92
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                11.33
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
--------------------------------------------------------------------------------
                                                        ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                            -16.80%  -11.42%
--------------------------------------------------------------------------------
1-Year                                                          -15.25%  -11.43%
--------------------------------------------------------------------------------
5-Year                                                           -1.32%    1.61%
--------------------------------------------------------------------------------
Since Inception                                                   0.92%    3.63%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            22.7%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          15.0%
--------------------------------------------------------------------------------
Health Care                                                                14.9%
--------------------------------------------------------------------------------
Water and Sewer                                                            13.4%
--------------------------------------------------------------------------------
Housing/Single Family                                                       8.3%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      7.9%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      5.7%
--------------------------------------------------------------------------------
Other                                                                      12.1%
--------------------------------------------------------------------------------

                                   [PIE CHART]

Credit Quality (as a % of total investments)(1)

AAA/U.S.
Guaranteed                                                                   40%
AA                                                                           28%
A                                                                            20%
BBB                                                                           8%
BB or Lower                                                                   1%
N/R                                                                           3%

                                   [BAR CHART]

2007-2008 Monthly Tax-Free Dividends Per Common Share

Dec                                                                        0.054
Jan                                                                        0.054
Feb                                                                        0.054
Mar                                                                        0.054
Apr                                                                        0.054
May                                                                        0.054
Jun                                                                        0.054
Jul                                                                        0.054
Aug                                                                        0.054
Sep                                                                        0.055
Oct                                                                        0.055
Nov                                                                        0.055

                                  [LINE CHART]

Common Share Price Performance -- Weekly Closing Price

12/01/07                                                                   13.49
                                                                           13.77
                                                                           13.41
                                                                         13.4799
                                                                            13.6
                                                                           14.16
                                                                           14.14
                                                                           13.95
                                                                           13.97
                                                                           14.03
                                                                           14.02
                                                                           13.64
                                                                           13.95
                                                                              13
                                                                           13.25
                                                                           13.22
                                                                           13.13
                                                                           13.31
                                                                           13.61
                                                                           13.31
                                                                           13.39
                                                                           13.47
                                                                          13.427
                                                                           13.58
                                                                           13.55
                                                                           13.52
                                                                           13.47
                                                                            13.5
                                                                           13.35
                                                                           13.15
                                                                           13.08
                                                                           13.05
                                                                           12.85
                                                                           12.71
                                                                           12.64
                                                                           12.77
                                                                           12.99
                                                                           12.65
                                                                           12.86
                                                                         12.7499
                                                                            12.8
                                                                           12.74
                                                                           12.16
                                                                            11.2
                                                                           10.77
                                                                            9.59
                                                                         10.8999
                                                                           10.72
                                                                         10.8999
                                                                            10.9
                                                                           10.14
                                                                           10.17
11/30/08                                                                 10.8999

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of November 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NKG Performance OVERVIEW | Nuveen Georgia Dividend Advantage Municipal Fund 2 as
                           of November 30, 2008

                                   [PIE CHART]

Credit Quality (as a % of total investments)(1)

AAA/U.S.
Guaranteed                                                                   32%
AA                                                                           31%
A                                                                            18%
BBB                                                                          16%
N/R                                                                           3%

                                   [BAR CHART]

2007-2008 Monthly Tax-Free Dividends Per Common Share

Dec                                                                       0.0545
Jan                                                                       0.0545
Feb                                                                       0.0545
Mar                                                                       0.0515
Apr                                                                       0.0515
May                                                                       0.0515
Jun                                                                       0.0515
Jul                                                                       0.0515
Aug                                                                       0.0515
Sep                                                                        0.053
Oct                                                                        0.053
Nov                                                                        0.053

                                  [LINE CHART]

Common Share Price Performance -- Weekly Closing Price

12/01/07                                                                    13.1
                                                                           13.11
                                                                           12.95
                                                                           12.76
                                                                            12.8
                                                                           13.49
                                                                           14.22
                                                                           13.29
                                                                           13.52
                                                                           13.68
                                                                           13.72
                                                                            13.8
                                                                            13.6
                                                                           13.15
                                                                            13.1
                                                                           13.02
                                                                           13.18
                                                                          12.935
                                                                           13.19
                                                                           13.13
                                                                           13.13
                                                                           13.02
                                                                           12.95
                                                                           13.05
                                                                           13.05
                                                                           13.18
                                                                           13.18
                                                                           13.15
                                                                           12.98
                                                                           12.77
                                                                              13
                                                                           12.65
                                                                           12.85
                                                                           12.76
                                                                           12.77
                                                                           12.87
                                                                         12.7401
                                                                           12.41
                                                                           12.82
                                                                           12.85
                                                                           12.49
                                                                           12.37
                                                                          11.721
                                                                              11
                                                                            10.8
                                                                               9
                                                                           10.15
                                                                           11.25
                                                                            11.7
                                                                           11.37
                                                                         11.2116
                                                                           11.19
11/30/08                                                                   11.52

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $  11.52
--------------------------------------------------------------------------------
Common Share Net Asset Value                                           $  11.58
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -0.52%
--------------------------------------------------------------------------------
Market Yield                                                               5.52%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                8.15%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                          $ 52,747
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          16.08
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                14.21
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/02)
--------------------------------------------------------------------------------
                                                        ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                            -10.29%  -14.73%
--------------------------------------------------------------------------------
1-Year                                                           -7.91%  -15.14%
--------------------------------------------------------------------------------
5-Year                                                            1.70%    0.53%
--------------------------------------------------------------------------------
Since Inception                                                   0.86%    1.52%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Water and Sewer                                                            21.2%
--------------------------------------------------------------------------------
Health Care                                                                14.9%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     13.6%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     13.6%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            10.4%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           9.5%
--------------------------------------------------------------------------------
Transportation                                                              4.3%
--------------------------------------------------------------------------------
Other                                                                      12.5%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of November 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NNC Performance  OVERVIEW | Nuveen North Carolina  Premium Income Municipal Fund
                            as of November 30, 2008

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $  10.80
--------------------------------------------------------------------------------
Common Share Net Asset Value                                           $  12.25
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -11.84%
--------------------------------------------------------------------------------
Market Yield                                                               5.61%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                8.45%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                          $ 77,780
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          14.58
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                12.37
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/20/93)
--------------------------------------------------------------------------------
                                                        ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                            -16.75%  -10.35%
--------------------------------------------------------------------------------
1-Year                                                          -10.26%  -10.39%
--------------------------------------------------------------------------------
5-Year                                                           -3.41%    1.18%
--------------------------------------------------------------------------------
10-Year                                                           0.89%    3.76%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     25.6%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          15.0%
--------------------------------------------------------------------------------
Health Care                                                                13.6%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                             9.9%
--------------------------------------------------------------------------------
Utilities                                                                   9.0%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      7.0%
--------------------------------------------------------------------------------
Water and Sewer                                                             5.9%
--------------------------------------------------------------------------------
Other                                                                      14.0%
--------------------------------------------------------------------------------

                                   [PIE CHART]

Credit Quality (as a % of total investments)(1)

AAA/U.S.
Guaranteed                                                                   30%
AA                                                                           43%
A                                                                            18%
BBB                                                                           7%
N/R                                                                           2%

                                  [BAR CHART]

2007-2008 Monthly Tax-Free Dividends Per Common Share(3)

Dec                                                                        0.049
Jan                                                                        0.049
Feb                                                                        0.049
Mar                                                                        0.049
Apr                                                                        0.049
May                                                                        0.049
Jun                                                                        0.049
Jul                                                                        0.049
Aug                                                                        0.049
Sep                                                                       0.0505
Oct                                                                       0.0505
Nov                                                                       0.0505

                                  [LINE CHART]

Common Share Price Performance -- Weekly Closing Price

12/01/07                                                                    12.7
                                                                           12.81
                                                                           12.75
                                                                           12.57
                                                                           12.55
                                                                           13.14
                                                                          13.282
                                                                         13.3399
                                                                           13.25
                                                                           13.48
                                                                           13.63
                                                                            12.9
                                                                           12.84
                                                                           12.75
                                                                           12.87
                                                                         12.7499
                                                                           12.79
                                                                         12.9401
                                                                           12.86
                                                                           12.85
                                                                           12.98
                                                                            13.2
                                                                           13.05
                                                                           13.25
                                                                           12.99
                                                                           13.03
                                                                            13.3
                                                                           13.22
                                                                           12.93
                                                                         12.6499
                                                                           12.52
                                                                           13.02
                                                                           12.82
                                                                           12.86
                                                                           12.69
                                                                           12.92
                                                                           12.75
                                                                           12.61
                                                                           12.76
                                                                           13.24
                                                                           12.96
                                                                            12.8
                                                                           12.62
                                                                           12.01
                                                                            11.3
                                                                            9.87
                                                                           10.53
                                                                           11.78
                                                                            11.4
                                                                           11.81
                                                                              12
                                                                            10.6
11/30/08                                                                    10.8

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of November 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0358 per share.

NRB Performance  OVERVIEW | Nuveen North Carolina Dividend  Advantage  Municipal
                            Fund as of November 30, 2008

                                   [PIE CHART]

Credit Quality (as a % of total investments)(1)

AAA/U.S.
Guaranteed                                                                   44%
AA                                                                           28%
A                                                                            17%
BBB                                                                           8%
N/R                                                                           3%

                                   [BAR CHART]

2007-2008 Monthly Tax-Free Dividends Per Common Share(3)

Dec                                                                        0.057
Jan                                                                        0.057
Feb                                                                        0.057
Mar                                                                        0.057
Apr                                                                        0.057
May                                                                        0.057
Jun                                                                        0.057
Jul                                                                        0.057
Aug                                                                        0.057
Sep                                                                        0.058
Oct                                                                        0.058
Nov                                                                        0.058

                                  [LINE CHART]

Common Share Price Performance -- Weekly Closing Price

12/01/07                                                                 14.1001
                                                                           13.67
                                                                            13.8
                                                                           13.54
                                                                           13.62
                                                                           14.65
                                                                            14.9
                                                                            14.8
                                                                           14.63
                                                                         14.2699
                                                                         14.5799
                                                                            14.5
                                                                            13.8
                                                                           13.22
                                                                           14.04
                                                                           14.55
                                                                            14.3
                                                                           14.35
                                                                           14.23
                                                                           14.65
                                                                            14.4
                                                                            14.4
                                                                           14.56
                                                                           15.07
                                                                            14.7
                                                                           14.72
                                                                           15.28
                                                                           15.44
                                                                           14.68
                                                                           14.39
                                                                            14.3
                                                                            14.2
                                                                           14.05
                                                                            14.2
                                                                           14.46
                                                                            14.8
                                                                           15.13
                                                                           15.16
                                                                           15.27
                                                                           15.28
                                                                            15.4
                                                                            14.6
                                                                           15.02
                                                                            14.6
                                                                           14.15
                                                                          11.352
                                                                            12.8
                                                                           14.79
                                                                           14.23
                                                                           14.05
                                                                           13.39
                                                                           12.23
11/30/08                                                                   11.68

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $  11.68
--------------------------------------------------------------------------------
Common Share Net Asset Value                                           $  13.08
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -10.70%
--------------------------------------------------------------------------------
Market Yield                                                               5.96%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                8.98%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                          $ 29,628
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          13.45
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                12.64
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 1/25/01)
--------------------------------------------------------------------------------
                                                        ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                            -21.63%   -7.62%
--------------------------------------------------------------------------------
1-Year                                                          -12.77%   -6.93%
--------------------------------------------------------------------------------
5-Year                                                           -1.40%    2.49%
--------------------------------------------------------------------------------
Since Inception                                                   2.27%    4.66%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Water and Sewer                                                            25.1%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     15.8%
--------------------------------------------------------------------------------
Utilities                                                                  13.5%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            11.2%
--------------------------------------------------------------------------------
Health Care                                                                10.4%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           9.8%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      6.0%
--------------------------------------------------------------------------------
Other                                                                       8.2%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of November 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0338 per share.

NNO Performance  OVERVIEW | Nuveen North Carolina Dividend  Advantage  Municipal
                            Fund 2 as of November 30, 2008

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $  12.30
--------------------------------------------------------------------------------
Common Share Net Asset Value                                           $  12.83
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -4.13%
--------------------------------------------------------------------------------
Market Yield                                                               5.27%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                7.94%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                          $ 48,120
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          12.42
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                11.44
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/01)
--------------------------------------------------------------------------------
                                                        ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                             -7.69%   -9.25%
--------------------------------------------------------------------------------
1-Year                                                           -2.57%   -8.90%
--------------------------------------------------------------------------------
5-Year                                                            0.58%    1.84%
--------------------------------------------------------------------------------
Since Inception                                                   2.70%    4.03%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     22.8%
--------------------------------------------------------------------------------
Health Care                                                                15.1%
--------------------------------------------------------------------------------
Water and Sewer                                                            14.7%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            10.1%
--------------------------------------------------------------------------------
Transportation                                                             10.0%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           9.5%
--------------------------------------------------------------------------------
Utilities                                                                   8.9%
--------------------------------------------------------------------------------
Other                                                                       8.9%
--------------------------------------------------------------------------------

                                   [PIE CHART]

Credit Quality (as a % of total investments)(1)

AAA/U.S.
Guaranteed                                                                   37%
AA                                                                           36%
A                                                                            20%
BBB                                                                           4%
N/R                                                                           3%

                                   [BAR CHART]

2007-2008 Monthly Tax-Free Dividends Per Common Share(3)

Dec                                                                       0.0515
Jan                                                                       0.0515
Feb                                                                       0.0515
Mar                                                                       0.0515
Apr                                                                       0.0515
May                                                                       0.0515
Jun                                                                       0.0515
Jul                                                                       0.0515
Aug                                                                       0.0515
Sep                                                                        0.054
Oct                                                                        0.054
Nov                                                                        0.054

                                   [LINE CHART]

Common Share Price Performance -- Weekly Closing Price

12/01/07                                                                   13.31
                                                                           13.36
                                                                              13
                                                                              13
                                                                           13.17
                                                                            13.8
                                                                           13.83
                                                                          13.696
                                                                           13.75
                                                                           13.72
                                                                           13.72
                                                                           13.36
                                                                           13.45
                                                                            13.1
                                                                            13.4
                                                                            13.2
                                                                           13.39
                                                                           13.51
                                                                           13.55
                                                                            13.4
                                                                           13.42
                                                                           13.55
                                                                           13.45
                                                                            13.6
                                                                           13.35
                                                                           13.53
                                                                           13.66
                                                                           13.86
                                                                           13.25
                                                                           13.12
                                                                           12.77
                                                                            13.1
                                                                           13.16
                                                                          13.057
                                                                            12.7
                                                                           13.05
                                                                         13.2199
                                                                           13.29
                                                                           13.05
                                                                           13.21
                                                                            13.5
                                                                           13.48
                                                                           13.45
                                                                           13.03
                                                                              13
                                                                             9.8
                                                                           10.61
                                                                           12.12
                                                                            11.9
                                                                         12.5852
                                                                           12.07
                                                                         11.6199
11/30/08                                                                    12.3

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of November 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0638 per share.

NII Performance  OVERVIEW | Nuveen North Carolina Dividend  Advantage  Municipal
                            Fund 3 as of November 30, 2008

                                   [PIE CHART]

Credit Quality (as a % of total investments)(1)

AAA/U.S
Guaranteed                                                                   43%
AA                                                                           38%
A                                                                            10%
BBB                                                                           7%
N/R                                                                           2%

                                  [BAR CHART]

2007-2008 Monthly Tax-Free Dividends Per Common Share

Dec                                                                       0.0545
Jan                                                                       0.0545
Feb                                                                       0.0545
Mar                                                                       0.0545
Apr                                                                       0.0545
May                                                                       0.0545
Jun                                                                       0.0545
Jul                                                                       0.0545
Aug                                                                       0.0545
Sep                                                                       0.0555
Oct                                                                       0.0555
Nov                                                                       0.0555

                                  [LINE CHART]

Common Share Price Performance -- Weekly Closing Price

12/01/07                                                                   13.38
                                                                           13.37
                                                                           13.47
                                                                            13.2
                                                                         13.3799
                                                                           14.23
                                                                           13.94
                                                                           13.96
                                                                            13.5
                                                                           13.61
                                                                           14.05
                                                                         13.2901
                                                                           13.36
                                                                           13.16
                                                                           13.62
                                                                          13.568
                                                                            13.3
                                                                           13.46
                                                                           13.55
                                                                           13.59
                                                                           13.65
                                                                         13.8501
                                                                           13.94
                                                                           13.95
                                                                           13.76
                                                                              14
                                                                          14.124
                                                                           14.27
                                                                              14
                                                                           13.92
                                                                           13.25
                                                                           13.27
                                                                            14.1
                                                                            13.6
                                                                           13.98
                                                                           13.75
                                                                           13.82
                                                                            13.6
                                                                            13.7
                                                                           13.84
                                                                           13.79
                                                                          13.624
                                                                           13.61
                                                                           13.44
                                                                              13
                                                                             9.3
                                                                           10.75
                                                                           11.91
                                                                           12.78
                                                                              13
                                                                           12.02
                                                                           10.75
11/30/08                                                                   11.12

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $  11.12
--------------------------------------------------------------------------------
Common Share Net Asset Value                                           $  12.59
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -11.68%
--------------------------------------------------------------------------------
Market Yield                                                               5.99%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                9.02%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                          $ 49,507
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          13.66
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                12.96
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/02)
--------------------------------------------------------------------------------
                                                        ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                            -19.22%   -8.65%
--------------------------------------------------------------------------------
1-Year                                                          -11.56%   -8.07%
--------------------------------------------------------------------------------
5-Year                                                           -0.53%    2.24%
--------------------------------------------------------------------------------
Since Inception                                                   0.13%    2.96%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     22.1%
--------------------------------------------------------------------------------
Water and Sewer                                                            21.3%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     13.5%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            12.4%
--------------------------------------------------------------------------------
Utilities                                                                  10.3%
--------------------------------------------------------------------------------
Health Care                                                                 6.7%
--------------------------------------------------------------------------------
Transportation                                                              5.8%
--------------------------------------------------------------------------------
Other                                                                       7.9%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of November 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NPG | Nuveen Georgia Premium Income Municipal Fund
    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

      PRINCIPAL                                                                        OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER STAPLES - 1.5% (1.0% OF TOTAL INVESTMENTS)
$         1,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement          5/12 at 100.00             BBB  $     712,660
                     Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39
------------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 19.1% (12.1% OF TOTAL
                  INVESTMENTS)
          1,000   Athens-Clarke County Unified Government Development Authority,     12/12 at 100.00               A      1,016,110
                     Georgia, Educational Facilities Revenue Bonds, UGAREF CCRC
                     Building LLC Project, Series 2002, 5.000%, 12/15/16 - AMBAC
                     Insured
          2,000   Atlanta Development Authority, Georgia, Educational Facilities      7/17 at 100.00              A1      1,606,900
                     Revenue Bonds, Science Park LLC Project, Series 2007,
                     5.000%, 7/01/39
          1,550   Bulloch County Development Authority, Georgia, Student Housing      8/14 at 100.00              A1      1,486,032
                     and Athletic Facility Lease Revenue Bonds, Georgia Southern
                     University, Series 2004, 5.250%, 8/01/21 - SYNCORA GTY
                     Insured
            700   Carrollton Payroll Development Authority, Georgia, Student          9/14 at 100.00              A1        654,913
                     Housing Revenue Bonds, University of West Georgia, Series
                     2004A, 5.000%, 9/01/21 - SYNCORA GTY Insured
          1,535   Fulton County Development Authority, Georgia, Revenue Bonds,        5/14 at 100.00              AA      1,657,739
                     Georgia Tech Molecular Science Building, Series 2004,
                     5.250%, 5/01/15 - MBIA Insured
          1,180   Savannah Economic Development Authority, Georgia, Revenue           7/15 at 100.00              A2      1,069,694
                     Bonds, Armstrong Atlantic State University, Compass Point
                     LLC Project, Series 2005, 5.000%, 7/01/25 - SYNCORA GTY
                     Insured
          1,500   Savannah Economic Development Authority, Georgia, Revenue          12/15 at 100.00              A3      1,274,115
                     Bonds, Armstrong Center LLC, Series2005A, 5.000%, 12/01/34
                     - SYNCORA GTY Insured
------------------------------------------------------------------------------------------------------------------------------------
          9,465   Total Education and Civic Organizations                                                                 8,765,503
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 21.4% (13.5% OF TOTAL INVESTMENTS)
            800   Chatham County Hospital Authority, Savannah, Georgia, Hospital      7/11 at 101.00             BBB        598,432
                     Revenue Improvement Bonds, Memorial Health University
                     Medical Center Inc., Series 2001A, 6.125%, 1/01/24
            500   Clark County Hospital Authority, Georgia, Hospital Revenue          1/17 at 100.00              AA        435,505
                     Bonds, Athens Regional Medical Center, Series 2007, 5.000%,
                     1/01/27 - MBIA Insured
          2,000   Clarke County Hospital Authority, Georgia, Hospital Revenue         1/12 at 101.00              AA      1,687,040
                     Certificates, Athens Regional Medical Center, Series 2002,
                     5.125%, 1/01/32 - MBIA Insured
            900   Coffee County Hospital Authority, Georgia, Revenue Bonds,          12/14 at 100.00             BBB        688,383
                     Coffee County Regional Medical Center, Series 2004, 5.250%,
                     12/01/22
          3,000   Floyd County Hospital Authority, Georgia, Revenue Anticipation      7/12 at 101.00             Aa3      2,343,540
                     Certificates, Floyd Medical Center Project, Series 2002,
                     5.200%, 7/01/32 - MBIA Insured
          1,090   Floyd County Hospital Authority, Georgia, Revenue Anticipation      7/13 at 101.00             Aa3        999,388
                     Certificates, Floyd Medical Center, Series 2003, 5.000%,
                     7/01/19 - MBIA Insured
          1,060   Henry County Hospital Authority, Georgia, Revenue                   7/14 at 101.00             Aa2        994,630
                     Certificates, Henry Medical Center, Series2004, 5.000%,
                     7/01/20 - MBIA Insured
            900   Houston County Hospital Authority, Georgia, Revenue Bonds,         10/17 at 100.00              A2        667,737
                     Houston Healthcare Project, Series2007, 5.250%, 10/01/35
          1,000   Savannah Hospital Authority, Georgia, Revenue Bonds, St.            1/14 at 100.00              A3        822,830
                     Joseph's/Candler Health System, Series 2003, 5.250%,
                     7/01/23 - RAAI Insured
            750   Valdosta and Lowndes County Hospital Authority, Georgia,           10/17 at 100.00              A+        569,070
                     Revenue Certificates, South Georgia Medical Center, Series
                     2007, 5.000%, 10/01/33
------------------------------------------------------------------------------------------------------------------------------------
         12,000   Total Health Care                                                                                       9,806,555
------------------------------------------------------------------------------------------------------------------------------------

      PRINCIPAL                                                                        OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 1.8% (1.2% OF TOTAL INVESTMENTS)
$         1,000   Cobb County Development Authority, Georgia, Student Housing         7/17 at 100.00            Baa1  $      842,230
                     Revenue Bonds, KSU Village II Real Estate Foundation LLC
                     Project, Series 2007A, 5.250%, 7/15/38 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 1.8% (1.1% OF TOTAL INVESTMENTS)
            900   Georgia Housing and Finance Authority, Single Family Mortgage      12/11 at 100.00             AAA         819,792
                     Bonds, Series 2002B-2, 5.350%,12/01/22 (Alternative Minimum
                     Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  INDUSTRIALS - 1.1% (0.7% OF TOTAL INVESTMENTS)
            500   Savannah Economic Development Authority, Georgia, Revenue Bonds,    7/12 at 100.00              AA         488,415
                     GTREP Project, Series 2002, 5.000%, 7/01/22 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
                  MATERIALS - 2.7% (1.7% OF TOTAL INVESTMENTS)
            750   Effingham County Industrial Development Authority, Georgia,         6/11 at 101.00              B2         530,100
                     Pollution Control Revenue Refunding Bonds, Georgia-Pacific
                     Project, Series 2001, 6.500%, 6/01/31
          1,000   Richmond County Development Authority, Georgia, Environmental       2/11 at 101.00             BBB         700,660
                     Improvement Revenue Bonds, International Paper Company,
                     Series 2001A, 6.250%, 2/01/25 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          1,750   Total Materials                                                                                          1,230,760
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 19.1% (12.1% OF TOTAL INVESTMENTS)
            540   Cherokee County Resource Recovery Development Authority,            7/17 at 100.00              AA         424,910
                     Georgia, Solid Waste Disposal Revenue Bonds, Ball Ground
                     Recycling LLC Project, Series 2007A, 5.000%, 7/01/37 - AMBAC
                     Insured(Alternative Minimum Tax)
          2,215   Decatur, Georgia, General Obligation Bonds, Series 2007, 5.000%,    1/17 at 100.00             AAA       2,148,616
                     1/01/31 - FSA Insured
            100   Georgia State, General Obligation Bonds, Series 2007, 5.000%,       8/17 at 100.00             AAA         101,186
                     8/01/24
          1,000   Georgia, General Obligation Bonds, Series 2002D, 5.000%, 8/01/16    8/12 at 100.00             AAA       1,055,110
          1,000   Georgia, General Obligation Bonds, Series 2005B, 5.000%, 7/01/15      No Opt. Call             AAA       1,101,810
            610   Gwinnett County School District, Georgia, General Obligation        2/18 at 100.00             AAA         532,634
                     Bonds, Series 2008, Trust 2868, 11.766%, 2/01/36 (IF)
          2,500   Paulding County School District, Georgia, General Obligation        2/17 at 100.00             AA+       2,296,225
                     Bonds, Series 2007, 5.000%, 2/01/33
            800   Puerto Rico, General Obligation Bonds, Series 2004A, 5.250%,        7/14 at 100.00            BBB-         698,800
                     7/01/22
            500   Wayne County Hospital Authority, Georgia, Hospital Revenue          3/16 at 100.00             N/R         419,615
                     Bonds, Series 2006, 5.000%,3/01/23 - SYNCORA GTY Insured
------------------------------------------------------------------------------------------------------------------------------------
          9,265   Total Tax Obligation/General                                                                             8,778,906
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 22.5% (14.2% OF TOTAL INVESTMENTS)
            420   Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project,    12/17 at 100.00             AAA         391,448
                     Series 2007, 5.000%,12/01/23 - AGC Insured
            300   Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series      No Opt. Call             N/R         265,542
                     2005A, 5.625%, 1/01/16(Alternative Minimum Tax)
          2,000   Cobb-Marietta Coliseum and Exhibit Hall Authority, Cobb County,     1/14 at 100.00             AAA       2,007,940
                     Georgia, Revenue Bonds, Performing Arts Center, Series 2004,
                     5.000%, 1/01/22
          3,475   Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia,        10/19 at 100.00              AA       3,420,547
                     Revenue Refunding Bonds, Series 1993, 5.625%,
                     10/01/26 - MBIA Insured
          2,600   Macon-Bibb County Urban Development Authority, Georgia, Revenue     8/12 at 101.00              AA       2,773,342
                     Refunding Bonds, Public Facilities Projects, Series 2002A,
                     5.375%, 8/01/17
          1,000   Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax      No Opt. Call             Aa3       1,116,850
                     Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20 -
                     AMBAC Insured
            500   Puerto Rico Infrastructure Financing Authority, Special Tax         7/15 at 100.00            BBB-         350,240
                     Revenue Bonds, Series 2005B, 5.000%, 7/01/41
------------------------------------------------------------------------------------------------------------------------------------
         10,295   Total Tax Obligation/Limited                                                                            10,325,909
------------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

     PRINCIPAL                                                                         OPTIONAL CALL
  AMOUNT (000)    DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 4.8% (3.1% OF TOTAL INVESTMENTS)
$        2,290    Atlanta, Georgia, Airport General Revenue Bonds, Series 2004G,
                     5.000%, 1/01/26 - FSA Insured                                    1/15 at 100.00             AAA  $   2,213,285
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 26.3% (16.6% OF TOTAL INVESTMENTS) (4)
           735    Coweta County Development Authority, Georgia, Revenue Bonds,        1/13 at 100.00         N/R (4)        810,573
                     Newnan Water and Sewer, and Light Commission Project, Series
                     2002, 5.250%, 1/01/18 (Pre-refunded 1/01/13) - FGIC Insured
         3,165    Coweta County Water and Sewer Authority, Georgia, Revenue Bonds,    6/11 at 102.00         Aa3 (4)      3,460,453
                     Series 2001, 5.250%, 6/01/26(Pre-refunded 6/01/11)
           500    DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Series   10/10 at 101.00             AAA        534,950
                     2000, 5.125%, 10/01/31 (Pre-refunded 10/01/10) - MBIA Insured
         1,000    Fairburn, Georgia, Combined Utility Revenue Bonds, Series 2000,    10/10 at 101.00          A- (4)      1,080,600
                     5.750%, 10/01/20(Pre-refunded 10/01/10)
         1,750    Gainesville and Hall County Hospital Authority, Georgia, Revenue   5/11 at 100.00          A- (4)      1,880,323
                     Anticipation Certificates, Northeast Georgia Health
                     Services Inc., Series 2001, 5.500%, 5/15/31
                     (Pre-refunded 5/15/11)
                  Georgia Municipal Electric Authority, Project One Special
                  Obligation Bonds, Fifth Crossover Series 1998Y:
            85       6.400%, 1/01/09 (ETM)                                              No Opt. Call          A+ (4)         85,416
            10       6.400%, 1/01/09 (ETM)                                              No Opt. Call          A+ (4)         10,049
            25    Georgia Municipal Electric Authority, Senior Lien General Power     1/17 at 100.00          A+ (4)         27,694
                     Revenue Bonds, Series 1993Z, 5.500%, 1/01/20 (Pre-refunded
                     1/01/17) - FGIC Insured
         3,750    Gwinnett County Hospital Authority, Georgia, Revenue                2/12 at 102.00             Aaa      4,154,246
                     Anticipation Certificates, Gwinnett
                  Hospital System Inc. Project, Series 1997B, 5.300%, 9/01/27
                  (Pre-refunded 2/14/12) - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        11,020    Total U.S. Guaranteed                                                                                  12,044,304
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 11.9% (7.5% OF TOTAL INVESTMENTS)
         1,000    Georgia Municipal Electric Authority, General Power Revenue         1/17 at 100.00              AA        902,430
                     Bonds, Project 1, Series 2007A, 5.000%, 1/01/25 - MBIA Insured
         1,655    Georgia Municipal Electric Authority, Project One Special             No Opt. Call              A+      1,661,140
                     Obligation Bonds, Fifth Crossover Series 1998Y, 6.400%,
                     1/01/09
           975    Georgia Municipal Electric Authority, Senior Lien General Power       No Opt. Call              A+        978,968
                     Revenue Bonds, Series 1993Z, 5.500%, 1/01/20 - FGIC Insured
         1,000    Municipal Electric Authority of Georgia, Project One                1/13 at 100.00              AA        977,420
                     Subordinated Lien Revenue Bonds, Series2003A, 5.000%, 1/01/22
                     - MBIA Insured
         1,200    Virgin Islands Water and Power Authority, Electric System           7/17 at 100.00            BBB-        954,144
                     Revenue Bonds, Series 2007B, 5.000%, 7/01/31
------------------------------------------------------------------------------------------------------------------------------------
         5,830    Total Utilities                                                                                         5,474,102
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 24.0% (15.2% OF TOTAL INVESTMENTS)
                  Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series
                  2004:
         1,225       5.000%, 11/01/24 - FSA Insured                                  11/14 at 100.00             AAA      1,151,855
           500       5.000%, 11/01/37 - FSA Insured                                  11/14 at 100.00             AAA        429,280
         2,490    Cherokee County Water and Sewerage Authority, Georgia, Revenue      8/18 at 100.00             AAA      2,261,792
                     Bonds, Series 2001, 5.000%,8/01/35 - FSA Insured
           335    Coweta County Water and Sewer Authority, Georgia, Revenue Bonds,    6/11 at 102.00             Aa3        335,131
                     Series 2001, 5.250%, 6/01/26
                  Coweta County Water and Sewer Authority, Georgia, Revenue Bonds,
                  Series 2007:
           500       5.000%, 6/01/32                                                  6/18 at 100.00             Aa3        461,665
           150       5.000%, 6/01/37                                                  6/18 at 100.00             Aa3        135,483
           890    Douglasville-Douglas County Water and Sewer Authority, Georgia,     6/17 at 100.00              AA        796,968
                     Water and Sewer Revenue Bonds, Series 2007, 5.000%, 6/01/37 -
                     MBIA Insured
           750    Forsyth County Water and Sewerage Authority, Georgia, Revenue       4/17 at 100.00             AAA        677,535
                     Bonds, Series 2007, 5.000%,4/01/37 - FSA Insured

     PRINCIPAL                                                                         OPTIONAL CALL
   AMOUNT(000)    DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER (continued)
$        1,950    Fulton County, Georgia, Water and Sewerage Revenue Bonds,           1/14 at 100.00              AA  $   1,905,969
                     Series 2004, 5.000%, 1/01/22 - FGIC Insured
         1,000    Midgeville, Georgia, Water and Sewerage Revenue Refunding             No Opt. Call             AAA      1,089,390
                     Bonds, Series 1996, 6.000%,12/01/21 - FSA Insured
         1,000    Unified Government of Athens-Clarke County, Georgia, Water and      1/19 at 100.00             AA-        944,630
                     Sewerage Revenue Bonds, Series2008, 5.500%, 1/01/38
           890    Walton County Water and Sewerage Authority, Georgia, Revenue        2/18 at 100.00             Aa3        803,003
                     Bonds, The Oconee-Hard Creek Resevoir Project, Series 2008,
                     5.000%, 2/01/38 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
        11,680    Total Water and Sewer                                                                                  10,992,701
------------------------------------------------------------------------------------------------------------------------------------
$       76,995    Total Investments (cost $78,037,457) - 158.0%                                                          72,495,122
==============----------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 2.6%                                                                    1,176,248
                  ----------------------------------------------------------------------------------------------------------------
                  Preferred Shares, at Liquidation Value - (60.6)% (5)                                                  (27,800,000)
                  ----------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                       $  45,871,370
                  ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of November 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)   Preferred   Shares,   at  Liquidation  Value  as  a  percentage  of  Total
      Investments is 38.3%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

                             See  accompanying   notes  to financial statements.

NZX | Nuveen Georgia Dividend Advantage Municipal Fund
    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

     PRINCIPAL                                                                         OPTIONAL CALL
  AMOUNT (000)    DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 23.8% (15.0% OF TOTAL
                  INVESTMENTS)
$        1,000    Athens Housing Authority, Georgia, Student Housing Lease Revenue   12/12 at 100.00            Aa2    $  1,010,960
                     Bonds, UGAREF East Campus Housing LLC Project, Series 2002,
                     5.250%, 12/01/21 - AMBAC Insured
         1,000    Atlanta Development Authority, Georgia, Educational Facilities      7/17 at 100.00             A1         803,450
                     Revenue Bonds, Science Park LLC Project, Series 2007, 5.000%,
                     7/01/39
         1,475    Bulloch County Development Authority, Georgia, Student Housing      8/14 at 100.00             A1       1,436,739
                     and Athletic Facility Lease Revenue Bonds, Georgia Southern
                     University, Series 2004, 5.250%, 8/01/20 - SYNCORA GTY Insured
         1,620    Bulloch County Development Authority, Georgia, Student Housing      8/12 at 100.00             A1       1,623,110
                     Lease Revenue Bonds, Georgia Southern University, Series
                     2002, 5.000%, 8/01/20 - AMBAC Insured
         1,000    Fulton County Development Authority, Georgia, Revenue Bonds,        4/12 at 100.00              A         992,000
                     Georgia Tech Athletic Association, Series 2001, 5.000%,
                     10/01/20 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         6,095    Total Education and Civic Organizations                                                                 5,866,259
------------------------------------------------------------------------------------------------------------------------------------
                  ENERGY - 1.7% (1.0% OF TOTAL INVESTMENTS)
           650    Virgin Islands Public Finance Authority, Revenue Bonds, Refinery    1/15 at 100.00            BBB         410,612
                     Project Hovensa LLC, Series2007, 4.700%, 7/01/22 (Alternative
                     Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 23.8% (14.9% OF TOTAL INVESTMENTS)
           150    Baldwin County Hospital Authority, Georgia, Revenue Bonds,         12/09 at 100.00            BB+         137,336
                     Oconee Regional Medical Center, Series 1997, 5.250%, 12/01/12
           190    Baldwin County Hospital Authority, Georgia, Revenue Bonds,         12/08 at 102.00            BB+         128,611
                     Oconee Regional Medical Center, Series 1998, 5.375%, 12/01/28
           415    Chatham County Hospital Authority, Savannah, Georgia, Hospital      7/11 at 101.00            BBB         310,437
                     Revenue Improvement Bonds, Memorial Health University Medical
                     Center Inc., Series 2001A, 6.125%, 1/01/24
           500    Clark County Hospital Authority, Georgia, Hospital Revenue          1/17 at 100.00             AA         435,505
                     Bonds, Athens Regional Medical Center, Series 2007, 5.000%,
                     1/01/27 - MBIA Insured
         1,000    Clarke County Hospital Authority, Georgia, Hospital Revenue         1/12 at 101.00             AA         991,510
                     Certificates, Athens Regional Medical Center, Series 2002,
                     5.375%, 1/01/19 - MBIA Insured
           500    Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee   12/14 at 100.00            BBB         382,435
                     County Regional Medical Center, Series 2004, 5.250%, 12/01/22
           500    Henry County Hospital Authority, Georgia, Revenue Certificates,     7/14 at 101.00            Aa2         469,165
                     Henry Medical Center, Series2004, 5.000%, 7/01/20 - MBIA
                     Insured
           500    Houston County Hospital Authority, Georgia, Revenue Bonds,         10/17 at 100.00             A2         370,965
                     Houston Healthcare Project, Series2007, 5.250%, 10/01/35
           500    Savannah Hospital Authority, Georgia, Revenue Bonds, St.            1/14 at 100.00             A3         411,415
                     Joseph's/Candler Health System, Series 2003, 5.250%, 7/01/23
                     - RAAI Insured
         2,000    Valdosta and Lowndes County Hospital Authority, Georgia, Revenue   10/12 at 101.00             A+       1,655,679
                     Certificates, South Georgia Medical Center, Series 2002,
                     5.250%, 10/01/27 - AMBAC Insured
           750    Valdosta and Lowndes County Hospital Authority, Georgia, Revenue   10/17 at 100.00             A+         569,070
                     Certificates, South Georgia Medical Center, Series 2007,
                     5.000%, 10/01/33
------------------------------------------------------------------------------------------------------------------------------------
         7,005    Total Health Care                                                                                       5,862,128
------------------------------------------------------------------------------------------------------------------------------------

      PRINCIPAL                                                                        OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 1.2% (0.7% OF TOTAL INVESTMENTS)
$           350   Cobb County Development Authority, Georgia, Student Housing         7/17 at 100.00            Baa1   $    294,781
                     Revenue Bonds, KSU Village II Real Estate Foundation LLC
                     Project, Series 2007A, 5.250%, 7/15/38 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 13.2% (8.3% OF TOTAL INVESTMENTS)
            650   Georgia Housing and Finance Authority, Single Family Mortgage      12/11 at 100.00             AAA        592,072
                     Bonds, Series 2002B-2, 5.350%, 12/01/22
                     (Alternative Minimum Tax)
          1,000   Georgia Housing and Finance Authority, Single Family Mortgage      12/15 at 100.00             AAA        735,200
                     Bonds, Series 2006C-2, 4.500%, 12/01/27
                     (Alternative Minimum Tax)
          2,000   Georgia Housing and Finance Authority, Single Family Mortgage      12/11 at 100.00             AAA      1,921,259
                     Resolution 1 Bonds, Series 2002A-2, 5.450%, 12/01/22
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          3,650   Total Housing/Single Family                                                                             3,248,531
------------------------------------------------------------------------------------------------------------------------------------
                  INDUSTRIALS - 6.3% (4.0% OF TOTAL INVESTMENTS)
          1,000   Cartersville Development Authority, Georgia, Waste and              2/12 at 100.00            BBB+        798,020
                     Wastewater Facilities Revenue Refunding Bonds, Anheuser Busch
                     Cos. Inc. Project, Series 2002, 5.950%, 2/01/32
                     (Alternative Minimum Tax)
            750   Savannah Economic Development Authority, Georgia, Revenue Bonds,    7/12 at 100.00              AA        759,548
                     GTREP Project, Series 2002, 5.000%, 7/01/19 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
          1,750   Total Industrials                                                                                       1,557,568
------------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 2.2% (1.3% OF TOTAL INVESTMENTS)
            500   Fulton County Residential Care Facilities Authority, Georgia,       7/17 at 100.00             N/R        290,315
                     Revenue Bonds, Elderly Care, Lenbrook Square Project,
                     Series 2006A, 5.125%, 7/01/42
            250   Medical Center Hospital Authority, Georgia, Revenue Bonds,            No Opt. Call             N/R        238,460
                     Spring Harbor at Green Island, Series 2007, 5.000%, 7/01/11
------------------------------------------------------------------------------------------------------------------------------------
            750   Total Long-Term Care                                                                                      528,775
------------------------------------------------------------------------------------------------------------------------------------
                  MATERIALS - 1.7% (1.1% OF TOTAL INVESTMENTS)
             20   Richmond County Development Authority, Georgia, Environmental      11/13 at 100.00             BBB         12,689
                     Improvement Revenue Bonds, International Paper Company,
                     Series 2003A, 5.750%, 11/01/27 (Alternative Minimum Tax)
            600   Richmond County Development Authority, Georgia, Environmental       2/12 at 101.00             BBB        408,510
                     Improvement Revenue Refunding Bonds, International Paper
                     Company, Series 2002A, 6.000%, 2/01/25
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
            620   Total Materials                                                                                           421,199
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 12.6% (7.9% OF TOTAL INVESTMENTS)
            360   Cherokee County Resource Recovery Development Authority,            7/17 at 100.00              AA        283,273
                     Georgia, Solid Waste Disposal Revenue Bonds, Ball Ground
                     Recycling LLC Project, Series 2007A, 5.000%, 7/01/37 - AMBAC
                     Insured (Alternative Minimum Tax)
            200   Decatur, Georgia, General Obligation Bonds, Series 2007, 5.000%,    1/17 at 100.00             AAA        194,006
                     1/01/31 - FSA Insured
            700   Georgia State, General Obligation Bonds, Series 2007, 5.000%,       8/17 at 100.00             AAA        708,302
                     8/01/24
            500   Georgia, General Obligation Bonds, Series 2005B, 5.000%, 7/01/15      No Opt. Call             AAA        550,905
            340   Gwinnett County School District, Georgia, General Obligation        2/18 at 100.00             AAA        296,878
                     Bonds, Series 2008, Trust 2868, 11.766%, 2/01/36 (IF)
            600   Paulding County School District, Georgia, General Obligation        2/17 at 100.00             AA+        551,094
                     Bonds, Series 2007, 5.000%, 2/01/33
            595   Puerto Rico, General Obligation Bonds, Series 2004A, 5.250%,        7/14 at 100.00            BBB-        519,733
                     7/01/22
------------------------------------------------------------------------------------------------------------------------------------
          3,295   Total Tax Obligation/General                                                                            3,104,191
------------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

     PRINCIPAL                                                                         OPTIONAL CALL
  AMOUNT (000)    DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 9.1% (5.7% OF TOTAL INVESTMENTS)
$           40    Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project,    12/17 at 100.00             AAA   $     37,281
                     Series 2007, 5.000%, 12/01/23 - AGC Insured
           150    Atlanta, Georgia, Tax Allocation Bonds, Eastside Project,             No Opt. Call             N/R        132,771
                     Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)
                  Atlanta, Georgia, Tax Allocation Bonds, Eastside Project,
                  Series 2005B:
           250       5.400%, 1/01/20                                                  7/15 at 100.00             N/R        203,485
            75       5.600%, 1/01/30                                                  7/15 at 100.00             N/R         52,842
           250    Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes             1/16 at 100.00             N/R        172,128
                     Project, Series 2006, 5.500%, 1/01/31
         1,525    Macon-Bibb County Urban Development Authority, Georgia, Revenue     8/12 at 101.00              AA      1,638,581
                     Refunding Bonds, Public Facilities Projects, Series 2002A,
                     5.000%, 8/01/14
------------------------------------------------------------------------------------------------------------------------------------
         2,290    Total Tax Obligation/Limited                                                                            2,237,088
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 4.1% (2.6% OF TOTAL INVESTMENTS)
         1,000    Atlanta, Georgia, Airport General Revenue Refunding Bonds,          1/10 at 101.00              AA      1,021,110
                     Series 2000A, 5.400%, 1/01/15 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 36.1% (22.7% OF TOTAL INVESTMENTS) (4)
           565    Augusta, Georgia, Water and Sewerage Revenue Bonds, Series         10/12 at 100.00             AAA        616,737
                     2002, 5.000%, 10/01/16 (Pre-refunded 10/01/12) - FSA Insured
         1,500    Coweta County Development Authority, Georgia, Revenue Bonds,        1/13 at 100.00         N/R (4)      1,654,229
                     Newnan Water and Sewer, and Light Commission Project, Series
                     2002, 5.250%, 1/01/18 (Pre-refunded 1/01/13) - FGIC Insured
         1,250    Gainesville and Hall County Hospital Authority, Georgia,            5/11 at 100.00          A- (4)      1,343,088
                     Revenue Anticipation Certificates, Northeast Georgia Health
                     Services Inc., Series 2001, 5.500%, 5/15/31 (Pre-refunded
                     5/15/11)
           730    Georgia, General Obligation Bonds, Series 2002D, 5.000%,            8/12 at 100.00             AAA        795,072
                     8/01/18 (Pre-refunded 8/01/12)  Hospital System Inc.
                     Project, Series 1997B, 5.300%, 9/01/27 (Pre-refunded
                     2/14/12) -
         1,900    Gwinnett County Hospital Authority, Georgia, Revenue                2/12 at 102.00             Aaa      2,104,819
                     Anticipation Certificates, Gwinnett MBIA Insured
         1,200    Private Colleges and Universities Authority, Georgia, Revenue      10/11 at 102.00        Baa2 (4)      1,338,360
                     Bonds, Mercer University, Series2001, 5.750%, 10/01/31
                     (Pre-refunded 10/01/11)
         1,000    Rockdale County Water and Sewerage Authority, Georgia, Revenue      1/10 at 101.00          AA (4)      1,049,330
                     Bonds, Series 1999A, 5.375%, 7/01/29 (Pre-refunded 1/01/10)
                     - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
         8,145    Total U.S. Guaranteed                                                                                   8,901,635
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 2.2% (1.4% OF TOTAL INVESTMENTS)
           500    Municipal Electric Authority of Georgia, Combustion Turbine        11/13 at 100.00              AA        532,800
                     Revenue Bonds, Series 2003A, 5.250%, 11/01/15 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 21.3% (13.4% OF TOTAL INVESTMENTS)
         1,200    Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series       11/14 at 100.00             AAA      1,128,348
                     2004, 5.000%, 11/01/24 - FSA Insured
           625    Cherokee County Water and Sewerage Authority, Georgia, Revenue      8/18 at 100.00             AAA        567,719
                     Bonds, Series 2001, 5.000%, 8/01/35 - FSA Insured
           350    Coweta County Water and Sewer Authority, Georgia, Revenue           6/18 at 100.00             Aa3        316,127
                     Bonds, Series 2007, 5.000%, 6/01/37
           890    Douglasville-Douglas County Water and Sewer Authority, Georgia,     6/17 at 100.00              AA        796,968
                     Water and Sewer Revenue Bonds, Series 2007, 5.000%, 6/01/37
                     - MBIA Insured
           375    Forsyth County Water and Sewerage Authority, Georgia, Revenue       4/17 at 100.00             AAA        338,768
                     Bonds, Series 2007, 5.000%, 4/01/37 - FSA Insured

     PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)    DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER (continued)
$          500    Fulton County, Georgia, Water and Sewerage Revenue Bonds,           1/14 at 100.00              AA   $    488,710
                     Series 2004, 5.000%, 1/01/22 - FGIC Insured
         1,395    Macon Water Authority, Georgia, Water and Sewer Revenue Bonds,     10/11 at 101.00              AA      1,403,133
                     Series 2001B, 5.000%, 10/01/21
           230    Walton County Water and Sewerage Authority, Georgia, Revenue        2/18 at 100.00             Aa3        207,518
                     Bonds, The Oconee-Hard Creek Resevoir Project, Series 2008,
                     5.000%, 2/01/38 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         5,565    Total Water and Sewer                                                                                   5,247,291
------------------------------------------------------------------------------------------------------------------------------------
$       41,665    Total Investments (cost $42,178,053) - 159.3%                                                          39,233,968
==============----------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 1.6%                                                                      398,226
                  ------------------------------------------------------------------------------------------------------------------
                  Preferred Shares, at Liquidation Value - (60.9)% (5)                                                  (15,000,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                        $ 24,632,194
                  ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of November 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)   Preferred   Shares,   at  Liquidation  Value  as  a  percentage  of  Total
      Investments is 38.2%.

N/R   Not rated.

(IF)  Inverse  floating rate  investment.

                               See  accompanying  notes to financial statements.

NKG | Nuveen  Georgia  Dividend  Advantage  Municipal  Fund  2
    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

     PRINCIPAL                                                                         OPTIONAL CALL
  AMOUNT (000)    DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER STAPLES - 2.7% (1.7% OF TOTAL INVESTMENTS)
$        2,000    Puerto Rico, The Children's Trust Fund, Tobacco Settlement          5/12 at 100.00             BBB   $  1,425,320
                     Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39
------------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 15.3% (9.5% OF TOTAL
                  INVESTMENTS)
         2,500    Athens Housing Authority, Georgia, Student Housing Lease           12/12 at 100.00             Aa2      2,274,450
                     Revenue Bonds, UGAREF East Campus Housing LLC Project,
                     Series 2002, 5.000%, 12/01/33 - AMBAC Insured
         1,225    Athens-Clarke County Unified Government Development Authority,     12/12 at 100.00               A      1,236,123
                     Georgia, Educational Facilities Revenue Bonds, UGAREF CCRC
                     Building LLC Project, Series 2002, 5.000%, 12/15/18 - AMBAC
                     Insured
         2,000    Atlanta Development Authority, Georgia, Educational Facilities      7/17 at 100.00              A1      1,606,900
                     Revenue Bonds, Science Park LLC Project, Series 2007,
                     5.000%, 7/01/39
         2,000    Fulton County Development Authority, Georgia, Revenue Bonds,       11/13 at 100.00              AA      1,940,580
                     Georgia Tech - Klaus Parking and Family Housing, Series
                     2003, 5.000%, 11/01/23 - MBIA Insured
         1,050    Fulton County Development Authority, Georgia, Revenue Bonds,        2/12 at 100.00               A        898,685
                     TUFF Morehouse Project, Series 2002A, 5.000%, 2/01/34 -
                     AMBAC Insured
           200    Gainesville Redevelopment Authority, Georgia, Educational           3/17 at 100.00             N/R        104,044
                     Facilities Revenue Bonds, Riverside Military Academy
                     Project, Series 2007, 5.125%, 3/01/37
------------------------------------------------------------------------------------------------------------------------------------
         8,975    Total Education and Civic Organizations                                                                 8,060,782
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 23.8% (14.9% OF TOTAL INVESTMENTS)
           150    Baldwin County Hospital Authority, Georgia, Revenue Bonds,         12/09 at 100.00             BB+        137,336
                     Oconee Regional Medical Center, Series 1997, 5.250%,
                     12/01/12
                  Baldwin County Hospital Authority, Georgia, Revenue Bonds,
                  Oconee Regional Medical Center, Series 1998:
            40       5.250%, 12/01/22                                                12/08 at 102.00             BB+         29,484
           315       5.375%, 12/01/28                                                12/08 at 102.00             BB+        213,224
         1,000    Chatham County Hospital Authority, Savannah, Georgia, Hospital      1/14 at 100.00             BBB        660,480
                     Revenue Bonds, Memorial Health University Medical Center
                     Inc., Series 2004A, 5.375%, 1/01/26
                  Coffee County Hospital Authority, Georgia, Revenue Bonds,
                  Coffee County Regional Medical Center, Series 2004:
           165       5.000%, 12/01/19                                                12/14 at 100.00             BBB        133,226
         1,000       5.250%, 12/01/22                                                12/14 at 100.00             BBB        764,870
         1,000    Floyd County Hospital Authority, Georgia, Revenue Anticipation      7/12 at 101.00             Aa3        781,180
                     Certificates, Floyd Medical Center Project, Series 2002,
                     5.200%, 7/01/32 - MBIA Insured
         1,100    Houston County Hospital Authority, Georgia, Revenue Bonds,         10/17 at 100.00              A2        816,123
                     Houston Healthcare Project, Series 2007, 5.250%, 10/01/35
                  Newnan Hospital Authority, Georgia, Revenue Anticipation
                  Certificates, Newnan Hospital Inc., Series 2002:
         2,260       5.500%, 1/01/19 - MBIA Insured                                   1/13 at 100.00              A2      2,181,036
         3,020       5.500%, 1/01/20 - MBIA Insured                                   1/13 at 100.00              A2      2,830,193
         2,000    Savannah Hospital Authority, Georgia, Revenue Bonds, St.            1/14 at 100.00              A3      1,645,660
                     Joseph's/Candler Health System, Series 2003, 5.250%, 7/01/23
                     - RAAI Insured
         1,945    Tift County Hospital Authority, Georgia, Revenue Anticipation      12/12 at 101.00              A2      1,810,153
                     Bonds, Tift Regional Medical Center, Series 2002, 5.250%,
                     12/01/19 - AMBAC Insured

      PRINCIPAL                                                                        OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE (continued)
$           750   Valdosta and Lowndes County Hospital Authority, Georgia,           10/17 at 100.00              A+   $    569,070
                     Revenue Certificates, South Georgia Medical Center, Series
                     2007, 5.000%, 10/01/33
------------------------------------------------------------------------------------------------------------------------------------
         14,745   Total Health Care                                                                                      12,572,035
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 4.7% (2.9% OF TOTAL INVESTMENTS)
             25   Cobb County Development Authority, Georgia, Student Housing         7/17 at 100.00            Baa1         21,056
                     Revenue Bonds, KSU Village II Real Estate Foundation LLC
                     Project, Series 2007A, 5.250%, 7/15/38 - AMBAC Insured
                  Savannah Economic Development Authority, Georgia, GNMA
                  Collateralized Multifamily Housing Revenue Bonds, Snap
                  I-II-III Apartments, Series 2002A:
            500      5.150%, 11/20/22 (Alternative Minimum Tax)                      11/12 at 102.00             AAA        446,860
            980      5.200%, 11/20/27 (Alternative Minimum Tax)                      11/12 at 102.00             AAA        826,179
          1,465      5.250%, 11/20/32 (Alternative Minimum Tax)                      11/12 at 102.00             AAA      1,184,980
------------------------------------------------------------------------------------------------------------------------------------
          2,970   Total Housing/Multifamily                                                                               2,479,075
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 1.0% (0.6% OF TOTAL INVESTMENTS)
            170   Georgia Housing and Finance Authority, Single Family Mortgage      12/15 at 100.00             AAA        119,425
                     Bonds, Series 2006C-2, 4.550%, 12/01/31 (Alternative
                     Minimum Tax)
            390   Georgia Housing and Finance Authority, Single Family Mortgage       6/11 at 100.00             AAA        384,992
                     Resolution 1 Bonds, Series 2001B-2, 5.400%, 12/01/31
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
            560   Total Housing/Single Family                                                                               504,417
------------------------------------------------------------------------------------------------------------------------------------
                  INDUSTRIALS - 2.5% (1.5% OF TOTAL INVESTMENTS)
          2,190   Cobb County Development Authority, Georgia, Solid Waste             4/16 at 101.00             BBB      1,302,612
                     Disposal Revenue Bonds, Georgia Waste Management Project,
                     Series 2004A, 5.000%, 4/01/33 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 1.6% (1.0% OF TOTAL INVESTMENTS)
          1,000   Fulton County Residential Care Facilities Authority, Georgia,       7/17 at 100.00             N/R        580,630
                     Revenue Bonds, Elderly Care, Lenbrook Square Project,
                     Series 2006A, 5.125%, 7/01/42
            250   Medical Center Hospital Authority, Georgia, Revenue Bonds,            No Opt. Call             N/R        238,460
                     Spring Harbor at Green Island, Series 2007, 5.000%, 7/01/11
------------------------------------------------------------------------------------------------------------------------------------
          1,250   Total Long-Term Care                                                                                      819,090
------------------------------------------------------------------------------------------------------------------------------------
                  MATERIALS - 2.3% (1.4% OF TOTAL INVESTMENTS)
          1,000   Richmond County Development Authority, Georgia, Environmental       2/11 at 101.00             BBB        700,660
                     Improvement Revenue Bonds, International Paper Company,
                     Series 2001A, 6.250%, 2/01/25 (Alternative Minimum Tax)
            250   Richmond County Development Authority, Georgia, Environmental       2/12 at 101.00             BBB        170,213
                     Improvement Revenue Refunding Bonds, International Paper
                     Company, Series 2002A, 6.000%, 2/01/25 (Alternative Minimum
                     Tax)
            370   Savannah Economic Development Authority, Georgia, Pollution           No Opt. Call            Baa3        321,127
                     Control Revenue Bonds, Union Camp Corporation, Series 1995,
                     6.150%, 3/01/17
------------------------------------------------------------------------------------------------------------------------------------
          1,620   Total Materials                                                                                         1,192,000
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 21.7% (13.6% OF TOTAL INVESTMENTS)
            600   Cherokee County Resource Recovery Development Authority,            7/17 at 100.00              AA        472,122
                     Georgia, Solid Waste Disposal Revenue Bonds, Ball Ground
                     Recycling LLC Project, Series 2007A, 5.000%, 7/01/37 -
                     AMBAC Insured (Alternative Minimum Tax)
            900   Decatur, Georgia, General Obligation Bonds, Series 2007,            1/17 at 100.00             AAA        873,027
                     5.000%, 1/01/31 - FSA Insured
          1,000   Forsyth County, Georgia, General Obligation Bonds, Series           3/14 at 101.00             AA+      1,046,550
                     2004, 5.250%, 3/01/19
          1,700   Georgia State, General Obligation Bonds, Series 2007, 5.000%,       8/17 at 100.00             AAA      1,720,162
                     8/01/24
            750   Georgia, General Obligation Bonds, Series 1998D, 5.250%,              No Opt. Call             AAA        838,148
                     10/01/15
          1,000   Georgia, General Obligation Bonds, Series 2005B, 5.000%,              No Opt. Call             AAA      1,101,810
                     7/01/15
            705   Gwinnett County School District, Georgia, General Obligation        2/18 at 100.00             AAA        615,585
                     Bonds, Series 2008, Trust 2868, 11.766%, 2/01/36 (IF)

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

     PRINCIPAL                                                                         OPTIONAL CALL
  AMOUNT (000)    DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL (continued)
                  Oconee County, Georgia, General Obligation Bonds, Recreation
                  Project, Series 2003:
$        1,410       5.500%, 1/01/23 - AMBAC Insured                                  1/13 at 101.00             Aa3   $  1,436,198
         1,470       5.250%, 1/01/26 - AMBAC Insured                                  1/13 at 101.00             Aa3      1,426,370
         1,200    Paulding County School District, Georgia, General Obligation        2/17 at 100.00             AA+      1,102,188
                     Bonds, Series 2007, 5.000%, 2/01/33
         1,000    Wayne County Hospital Authority, Georgia, Hospital Revenue          3/16 at 100.00             N/R        839,230
                     Bonds, Series 2006, 5.000%, 3/01/23 - SYNCORA GTY Insured
------------------------------------------------------------------------------------------------------------------------------------
        11,735    Total Tax Obligation/General                                                                           11,471,390
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 21.7% (13.6% OF TOTAL INVESTMENTS)
           120    Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project,    12/17 at 100.00             AAA        111,842
                     Series 2007, 5.000%, 12/01/23 - AGC Insured
           150    Atlanta, Georgia, Tax Allocation Bonds, Eastside Project,             No Opt. Call             N/R        132,771
                     Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)
                  Atlanta, Georgia, Tax Allocation Bonds, Eastside Project,
                  Series 2005B:
           250       5.400%, 1/01/20                                                  7/15 at 100.00             N/R        203,485
           350       5.600%, 1/01/30                                                  7/15 at 100.00             N/R        246,596
           395    Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes             1/16 at 100.00             N/R        271,961
                     Project, Series 2006, 5.500%, 1/01/31
           750    Georgia Municipal Association Inc., Certificates of                 6/12 at 101.00               A        698,753
                     Participation, Atlanta Court Project, Series 2002, 5.125%,
                     12/01/21 - AMBAC Insured
         2,500    Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales          No Opt. Call             Aa3      2,792,125
                     Tax Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20 -
                     AMBAC Insured
           500    Puerto Rico Infrastructure Financing Authority, Special Tax         7/15 at 100.00            BBB-        350,240
                     Revenue Bonds, Series 2005B, 5.000%, 7/01/41
         2,500    Puerto Rico Municipal Finance Agency, Series 2002A, 5.000%,         8/12 at 100.00             AAA      2,205,900
                     8/01/27 - FSA Insured
         5,000    Puerto Rico Public Buildings Authority, Guaranteed Government         No Opt. Call            BBB-      4,442,196
                     Facilities Revenue Refunding Bonds, Series 2002F, 5.250%,
                     7/01/21 - CIFG Insured
------------------------------------------------------------------------------------------------------------------------------------
        12,515    Total Tax Obligation/Limited                                                                           11,455,869
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 6.9% (4.3% OF TOTAL INVESTMENTS)
         3,650    Atlanta, Georgia, Airport General Revenue Refunding Bonds,          1/10 at 101.00              AA      3,653,906
                     Series 2000A, 5.500%, 1/01/21 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 16.7% (10.4% OF TOTAL INVESTMENTS) (4)
         1,000    Augusta, Georgia, Water and Sewerage Revenue Bonds, Series         10/12 at 100.00             AAA      1,100,680
                     2002, 5.250%, 10/01/22 (Pre-refunded 10/01/12) - FSA Insured
         1,000    Cherokee County School System, Georgia, General Obligation          8/13 at 100.00         AA+ (4)      1,102,420
                     Bonds, Series 2003, 5.000%, 8/01/16 (Pre-refunded 8/01/13) -
                     MBIA Insured
                  DeKalb County, Georgia, Water and Sewerage Revenue Bonds,
                  Series 2000:
         1,000       5.125%, 10/01/31 (Pre-refunded 10/01/10) - MBIA Insured         10/10 at 101.00             AAA      1,069,900
         1,400       5.375%, 10/01/35 (Pre-refunded 10/01/10)                        10/10 at 101.00             AAA      1,504,174
         1,300    Fairburn, Georgia, Combined Utility Revenue Bonds, Series 2000,    10/10 at 101.00          A- (4)      1,404,780
                     5.750%, 10/01/20 (Pre-refunded 10/01/10)
         1,305    Gainesville and Hall County Hospital Authority, Georgia,            5/11 at 100.00          A- (4)      1,402,183
                     Revenue Anticipation Certificates, Northeast Georgia Health
                     Services Inc., Series 2001, 5.500%, 5/15/31 (Pre-refunded
                     5/15/11)
         1,100    Private Colleges and Universities Authority, Georgia, Revenue      10/11 at 102.00        Baa2 (4)      1,226,830
                     Bonds, Mercer University, Series 2001, 5.750%, 10/01/31
                     (Pre-refunded 10/01/11)
------------------------------------------------------------------------------------------------------------------------------------
         8,105    Total U.S. Guaranteed                                                                                   8,810,967
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 5.4% (3.4% OF TOTAL INVESTMENTS)
         1,000    Elberton, Georgia, Combined Utility System Revenue Refunding        1/12 at 100.00              A3        995,210
                     and Improvement Bonds, Series 2001, 5.000%, 1/01/22 - AMBAC
                     Insured

      PRINCIPAL                                                                        OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES (continued)
$         1,000   Georgia Municipal Electric Authority, General Power Revenue         1/17 at 100.00              AA   $    902,430
                     Bonds, Project 1, Series 2007A, 5.000%, 1/01/25 - MBIA
                     Insured
          1,000   Municipal Electric Authority of Georgia, Project One                1/13 at 100.00              AA        977,420
                     Subordinated Lien Revenue Bonds, Series 2003A, 5.000%,
                     1/01/22 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
          3,000   Total Utilities                                                                                         2,875,060
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 34.0% (21.2% OF TOTAL INVESTMENTS) Atlanta,
                  Georgia, Water and Wastewater Revenue Bonds, Series 2004:
            500      5.250%, 11/01/15 - FSA Insured                                  11/14 at 100.00             AAA        530,390
          1,700      5.000%, 11/01/37 - FSA Insured                                  11/14 at 100.00             AAA      1,459,552
          3,500   Augusta, Georgia, Water and Sewerage Revenue Bonds, Series         10/12 at 100.00             AAA      3,253,355
                     2002, 5.000%, 10/01/27 - FSA Insured
          1,990   Cherokee County Water and Sewerage Authority, Georgia, Revenue      8/18 at 100.00             AAA      1,807,617
                     Bonds, Series 2001, 5.000%, 8/01/35 - FSA Insured
                  Coweta County Water and Sewer Authority, Georgia, Revenue
                  Bonds, Series 2007:
            500      5.000%, 6/01/32                                                  6/18 at 100.00             Aa3        461,665
            500      5.000%, 6/01/37                                                  6/18 at 100.00             Aa3        451,610
          1,000   Douglasville-Douglas County Water and Sewer Authority, Georgia,    12/15 at 100.00              AA        935,460
                     Water and Sewer Revenue Bonds, Series 2005, 5.000%, 6/01/29
                     - MBIA Insured
            445   Douglasville-Douglas County Water and Sewer Authority, Georgia,     6/17 at 100.00              AA        398,484
                     Water and Sewer Revenue Bonds, Series 2007, 5.000%, 6/01/37
                     - MBIA Insured
          4,000   Forsyth County Water and Sewerage Authority, Georgia, Revenue       4/13 at 100.00             AA+      3,753,560
                     Bonds, Series 2002, 5.000%, 4/01/32
            375   Forsyth County Water and Sewerage Authority, Georgia, Revenue       4/17 at 100.00             AAA        338,768
                     Bonds, Series 2007, 5.000%, 4/01/37 - FSA Insured
            950   Fulton County, Georgia, Water and Sewerage Revenue Bonds,           1/09 at 101.00              AA        961,258
                     Series 1998, 5.000%, 1/01/16 - FGIC Insured
          3,100   Harris County, Georgia, Water System Revenue Bonds, Series         12/12 at 100.00            Baa1      2,967,475
                     2002, 5.000%, 12/01/22 - AMBAC Insured
            685   Walton County Water and Sewerage Authority, Georgia, Revenue        2/18 at 100.00             Aa3        618,041
                     Bonds, The Oconee-Hard Creek Resevoir Project, Series 2008,
                     5.000%, 2/01/38 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         19,245   Total Water and Sewer                                                                                  17,937,235
------------------------------------------------------------------------------------------------------------------------------------
 $       92,560   Total Investments (cost $94,459,130) - 160.3%                                                          84,559,758
===============---------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 2.3%                                                                    1,186,793
                  ------------------------------------------------------------------------------------------------------------------
                  Preferred Shares, at Liquidation Value - (62.6)% (5)                                                  (33,000,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                        $ 52,746,551
                  ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of November 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)   Preferred   Shares,   at  Liquidation  Value  as  a  percentage  of  Total
      Investments is 39.0%.

N/R   Not rated.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

NNC | Nuveen North Carolina Premium Income Municipal Fund
    | Portfolio of INVESTMENTS
                                                   November 30, 2008 (Unaudited)

     PRINCIPAL                                                                         OPTIONAL CALL
  AMOUNT (000)    DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 24.1% (15.0% OF TOTAL
                     INVESTMENTS)
$        2,500    North Carolina Capital Facilities Financing Agency, Revenue        10/15 at 100.00             AA+   $  2,339,550
                     Bonds, Duke University, Series 2005A, 5.000%, 10/01/41
           970    North Carolina Capital Facilities Financing Agency, Revenue         4/13 at 100.00             N/R        868,334
                     Bonds, Johnson and Wales University, Series 2003A, 5.250%,
                     4/01/23 - SYNCORA GTY Insured
         2,285    North Carolina State University at Raleigh, General Revenue        10/13 at 100.00              AA      2,415,474
                     Bonds, Series 2003A, 5.000%, 10/01/15
         1,530    University of North Carolina System, Pooled Revenue Bonds,            No Opt. Call              AA      1,616,629
                     Series 2005A, 5.000%, 4/01/15 - AMBAC Insured
           580    University of North Carolina System, Pooled Revenue Refunding      10/12 at 100.00              AA        581,850
                     Bonds, Series 2002A, 5.375%, 4/01/22 - AMBAC Insured
                  University of North Carolina Wilmington, Certificates of
                  Participation, Student Housing Project Revenue Bonds,
                  Series 2006:
         1,430       5.000%, 6/01/23 - FGIC Insured                                   6/16 at 100.00              AA      1,275,531
         1,505       5.000%, 6/01/24 - FGIC Insured                                   6/16 at 100.00              AA      1,326,025
                  University of North Carolina, Chapel Hill, System Net
                  Revenue Bonds, Series 2003:
         2,380       5.000%, 12/01/19                                                12/13 at 100.00             AA+      2,447,854
         2,725       5.000%, 12/01/21                                                12/13 at 100.00             AA+      2,735,764
         1,500       5.000%, 12/01/23                                                12/13 at 100.00             AA+      1,495,290
         1,675    University of North Carolina, Wilmington, General Revenue           1/12 at 101.00              A2      1,620,630
                     Bonds, Series 2002A, 5.000%, 1/01/23 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        19,080    Total Education and Civic Organizations                                                                18,722,931
------------------------------------------------------------------------------------------------------------------------------------
                  ENERGY - 1.4% (0.9% OF TOTAL INVESTMENTS)
         1,500    Virgin Islands Public Finance Authority, Revenue Bonds,             1/14 at 100.00             BBB      1,117,410
                     Refinery Project - Hovensa LLC, Series 2003, 6.125%,
                     7/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 21.8% (13.6% OF TOTAL INVESTMENTS)
         1,145    Albemarle Hospital Authority, North Carolina, Health Care          10/17 at 100.00             N/R        851,353
                     Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/27
         1,000    Johnston Memorial Hospital Authority, North Carolina, Mortgage      4/18 at 100.00             AAA        860,550
                     Revenue Bonds, Johnston
                  Memorial Hospital Project, Series 2008, 5.250%, 10/01/36 - FSA
                  Insured
         2,000    North Carolina Medical Care Commission, Healthcare Facilities      11/13 at 100.00             Aa3      1,923,840
                     Revenue Bonds, Novant Health Obligated Group, Series 2003A,
                     5.000%, 11/01/19
         2,000    North Carolina Medical Care Commission, Healthcare Facilities      10/09 at 101.00            BBB+      1,806,160
                     Revenue Bonds, Stanly Memorial Hospital, Series 1999,
                     6.375%, 10/01/29
                  North Carolina Medical Care Commission, Healthcare Facilities
                  Revenue Bonds, Union Regional Medical Center, Series 2002A:
         1,000       5.500%, 1/01/19                                                  1/12 at 100.00               A        970,210
           550       5.500%, 1/01/20                                                  1/12 at 100.00               A        521,312
         1,750       5.375%, 1/01/32                                                  1/12 at 100.00               A      1,425,725
         3,000    North Carolina Medical Care Commission, Hospital Revenue            6/12 at 101.00               A      2,345,760
                     Bonds, Southeastern Regional Medical Center, Series 2002,
                     5.375%, 6/01/32
         1,500    North Carolina Medical Care Commission, Hospital Revenue           11/17 at 100.00              A-      1,111,230
                     Bonds, Wilson Medical Center, Series 2007, 5.000%, 11/01/27

     PRINCIPAL                                                                         OPTIONAL CALL
  AMOUNT (000)    DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE (continued)
$        1,645    North Carolina Medical Care Commission, Revenue Bonds, Blue         1/15 at 100.00              AA   $  1,229,934
                     Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 - FGIC
                     Insured
                  North Carolina Medical Care Commission, Revenue Bonds,
                  Cleveland County Healthcare System, Series 2004A:
           600       5.250%, 7/01/20 - AMBAC Insured                                  7/14 at 100.00               A        545,010
           500       5.250%, 7/01/22 - AMBAC Insured                                  7/14 at 100.00               A        439,395
           300    Northern Hospital District of Surry County, North Carolina,         4/18 at 100.00             BBB        246,570
                     Health Care Facilities Revenue Bonds, Series 2008, 6.250%,
                     10/01/38
           685    Onslow County Hospital Authority, North Carolina, FHA Insured      10/16 at 100.00              AA        486,042
                     Mortgage Revenue Bonds, Onslow Memorial Hospital Project,
                     Series 2006, 5.000%, 4/01/31 - MBIA Insured
         2,800    The Charlotte-Mecklenberg Hospital Authority (North Carolina),      1/18 at 100.00             AA-      2,193,296
                     Doing Business as Carolinas HealthCare System, Health
                     Care Refunding Revenue Bonds, Series 2008A, 5.000%, 1/15/47
------------------------------------------------------------------------------------------------------------------------------------
        20,475    Total Health Care                                                                                      16,956,387
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 4.6% (2.9% OF TOTAL INVESTMENTS)
         1,000    Asheville Housing Authority, North Carolina,                        5/09 at 101.00              A-        842,310
                     GNMA-Collateralized Multifamily Housing Revenue Bonds,
                     Woodridge Apartments, Series 1997, 5.800%, 11/20/39
                     (Alternative Minimum Tax)
         2,290    Mecklenburg County, North Carolina, FNMA Multifamily Housing        7/13 at 105.00             AAA      1,838,320
                     Revenue Bonds, Little Rock Apartments, Series 2003, 5.375%,
                     1/01/36 (Alternative Minimum Tax)
         1,000    North Carolina Capital Facilities Financing Agency, Housing         6/13 at 100.00               A        904,030
                     Revenue Bonds, Elizabeth City State University, Series
                     2003A, 5.000%, 6/01/28 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         4,290    Total Housing/Multifamily                                                                               3,584,660
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 7.7% (4.8% OF TOTAL INVESTMENTS)
         1,065    North Carolina Housing Finance Agency, Home Ownership Revenue       7/10 at 100.00              AA        883,354
                     Bonds, 1998 Trust Agreement, Series 10A, 5.400%, 7/01/32 -
                     AMBAC Insured (Alternative Minimum Tax)
         2,665    North Carolina Housing Finance Agency, Home Ownership Revenue       7/09 at 100.00              AA      2,491,002
                     Bonds, 1998 Trust Agreement, Series 6A, 6.200%, 1/01/29
                     (Alternative Minimum Tax)
         1,000    North Carolina Housing Finance Agency, Home Ownership Revenue       1/17 at 100.00              AA        729,860
                     Bonds, Series 2007-29A, 4.800%, 7/01/33 (Alternative Minimum
                     Tax)
           835    North Carolina Housing Finance Agency, Home Ownership Revenue       7/16 at 100.00              AA        602,494
                     Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative Minimum Tax)
         1,265    North Carolina Housing Finance Agency, Single Family Revenue        3/09 at 100.00              AA      1,289,452
                     Bonds, Series 1996HH, 6.300%, 3/01/26 (Alternative Minimum
                     Tax)
------------------------------------------------------------------------------------------------------------------------------------
         6,830    Total Housing/Single Family                                                                             5,996,162
------------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 0.3% (0.2% OF TOTAL INVESTMENTS)
           375    North Carolina Medical Care Commission, Revenue Bonds, Pines at     1/16 at 100.00             N/R        266,816
                     Davidson, Series 2006A, 5.000%, 1/01/36
------------------------------------------------------------------------------------------------------------------------------------
                  MATERIALS - 1.0% (0.6% OF TOTAL INVESTMENTS)
         1,425    Gaston County Industrial Facilities and Pollution Control           8/15 at 100.00             N/R        778,378
                     Financing Authority, North Carolina, National Gypsum Company
                     Project Exempt Facilities Revenue Bonds, Series 2005, 5.750%,
                     8/01/35 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 11.3% (7.0% OF TOTAL INVESTMENTS)
         1,890    Craven County, North Carolina, General Obligation Bonds, Series     5/12 at 101.00              A1      1,870,968
                     2002, 5.000%, 5/01/21 - AMBAC Insured
         4,285    Durham County, North Carolina, General Obligation Bonds, Series     4/12 at 100.00             AAA      4,497,319
                     2002B, 5.000%, 4/01/16
         1,820    Durham, North Carolina, General Obligation Bonds, Series 2007,      4/17 at 100.00             AAA      1,877,494
                     5.000%, 4/01/21
           500    North Carolina, General Obligation Bonds, Series 2004A, 5.000%,     3/14 at 100.00             AAA        508,440
                     3/01/22
------------------------------------------------------------------------------------------------------------------------------------
         8,495    Total Tax Obligation/General                                                                            8,754,221
------------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

     PRINCIPAL                                                                         OPTIONAL CALL
  AMOUNT (000)    DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 40.9% (25.6% OF TOTAL INVESTMENTS)
$        1,330    Cabarrus County, North Carolina, Certificates of                    2/13 at 100.00              AA   $  1,368,770
                     Participation, Series 2002, 5.250%, 2/01/17
         1,800    Catawba County, North Carolina, Certificates of Participation,      6/14 at 100.00             Aa3      1,791,990
                     Series 2004, 5.250%, 6/01/21 - MBIA Insured
         1,700    Charlotte, North Carolina, Certificates of Participation,           6/13 at 100.00             AA+      1,708,415
                     Governmental Facilities Projects, Series 2003G, 5.375%,
                     6/01/26
           950    Charlotte, North Carolina, Certificates of Participation,           6/18 at 100.00             AA+        870,951
                     Transit Projects Phase 2, Series 2008A, 5.000%, 6/01/33
         1,500    Charlotte, North Carolina, Certificates of Participation,           6/13 at 100.00             AA+      1,375,185
                     Transit Projects, Series 2003A, 5.000%, 6/01/33
                  Charlotte, North Carolina, Storm Water Fee Revenue Bonds,
                  Series 2002:
         1,050       5.250%, 6/01/20                                                  6/12 at 101.00             AAA      1,080,513
         1,750       5.000%, 6/01/25                                                  6/12 at 101.00             AAA      1,738,328
         1,400    Craven County, North Carolina, Certificates of Participation,       6/17 at 100.00              AA      1,278,354
                     Series 2007, 5.000%, 6/01/27 - MBIA Insured
         1,000    Davidson County, North Carolina, Certificates of                      No Opt. Call              A1      1,046,850
                     Participation, Series 2004, 5.250%, 6/01/14 - AMBAC Insured
                  Lee County, North Carolina, Certificates of Participation,
                  Public Schools and Community College, Series 2004:
         1,715       5.250%, 4/01/18 - FSA Insured                                    4/14 at 100.00             AAA      1,791,918
           500       5.250%, 4/01/20 - FSA Insured                                    4/14 at 100.00             AAA        512,230
         1,000       5.250%, 4/01/22 - FSA Insured                                    4/14 at 100.00             AAA      1,011,290
         2,600    North Carolina Infrastructure Finance Corporation,
                     Certificates of Participation, Capital Improvements, Series      2/15 at 100.00             AA+      2,668,120
                     2005A, 5.000%, 2/01/19
         1,500    North Carolina Infrastructure Finance Corporation,
                     Certificates of Participation, Correctional Facilities,          2/14 at 100.00             AA+      1,489,215
                     Series 2004A, 5.000%, 2/01/23
         1,500    North Carolina, Certificates of Participation, Repair and           6/14 at 100.00             AA+      1,512,555
                     Renovation Project, Series 2004B, 5.000%, 6/01/20
                  North Carolina, Certificates of Participation, Series 2003:
         1,130       5.250%, 6/01/21                                                  6/13 at 100.00             AA+      1,142,407
         1,000       5.250%, 6/01/23                                                  6/13 at 100.00             AA+      1,003,410
         2,000    Puerto Rico Highway and Transportation Authority, Grant             3/14 at 100.00              AA      1,716,540
                     Anticipation Revenue Bonds, Series 2004, 5.000%, 9/15/21 -
                     MBIA Insured
         1,000    Puerto Rico Public Buildings Authority, Guaranteed Government         No Opt. Call            BBB-        972,560
                     Facilities Revenue Bonds, Series 2003H, 5.250%, 7/01/15 -
                     FGIC Insured
           285    Raleigh, North Carolina, Certificates of Participation, Series      2/17 at 100.00             AA+        274,438
                     2007, 5.000%, 2/01/27
         1,000    Randolph County, North Carolina, Certificates of                    6/14 at 102.00             AAA      1,010,910
                     Participation, Series 2004, 5.000%, 6/01/20 - FSA Insured
         1,000    Rutherford County, North Carolina, Certificates of                 12/17 at 100.00             AAA        942,620
                     Participation, Series 2007, 5.000%, 12/01/27 - FSA Insured
         1,950    Sampson County, North Carolina, Certificates of Participation,      6/17 at 100.00             AAA      1,742,208
                     Series 2006, 5.000%, 6/01/34 - FSA Insured (UB)
         1,200    Wilmington, North Carolina, Certificates of Participation,          6/18 at 100.00              AA      1,128,156
                     Series 2008A, 5.000%, 6/01/29
           700    Wilson County, North Carolina, Certificates of Participation,       4/17 at 100.00              AA        627,676
                     School Facilities Project, Series 2007, 5.000%, 4/01/25 -
                     AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        32,560    Total Tax Obligation/Limited                                                                           31,805,609
------------------------------------------------------------------------------------------------------------------------------------

     PRINCIPAL                                                                         OPTIONAL CALL
  AMOUNT (000)    DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 7.3% (4.6% OF TOTAL INVESTMENTS)
                  Charlotte, North Carolina, Airport Revenue Bonds, Series 2004A:
$          600       5.250%, 7/01/24 - MBIA Insured                                   7/14 at 100.00              AA   $    604,302
         2,710       5.000%, 7/01/29 - MBIA Insured                                   7/14 at 100.00              AA      2,314,882
           500    Piedmont Triad Airport Authority, North Carolina, Airport           7/15 at 100.00              A2        475,260
                     Revenue Bonds, Series 2005A, 5.000%, 7/01/20 - SYNCORA GTY
                     Insured
         2,250    Raleigh Durham Airport Authority, North Carolina, Airport           5/11 at 101.00             Aa3      2,279,475
                     Revenue Bonds, Series 2001A, 5.250%, 11/01/16 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
         6,060    Total Transportation                                                                                    5,673,919
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 15.8% (9.9% OF TOTAL INVESTMENTS) (4)
           750    Johnston County Finance Corporation, North Carolina,                8/09 at 101.00             AAA        778,545
                     Installment Payment Revenue Bonds, School and Museum
                     Projects, Series 1999, 5.250%, 8/01/21 (Pre-refunded
                     8/01/09) - FSA Insured
         1,530    North Carolina Medical Care Commission, Health System Revenue      10/11 at 101.00          AA (4)      1,673,759
                     Bonds, Mission St. Joseph's Health System, Series 2001,
                     5.250%, 10/01/31 (Pre-refunded 10/01/11)
           735    North Carolina Medical Care Commission, Revenue Bonds,             11/14 at 100.00          AA (4)        816,431
                     Northeast Medical Center, Series 2004, 5.000%, 11/01/24
                     (Pre-refunded 11/01/14)
           810    North Carolina Municipal Power Agency 1, Catawba Electric             No Opt. Call             AAA        852,841
                     Revenue Bonds, Series 1980, 10.500%, 1/01/10 (ETM)
         4,260    North Carolina Municipal Power Agency 1, Catawba Electric             No Opt. Call             AAA      4,465,843
                     Revenue Bonds, Series 1986, 5.000%, 1/01/20 (ETM)
         1,000    North Carolina, General Obligation Bonds, Series 2000A,             9/10 at 102.00             AAA      1,077,090
                     5.100%, 9/01/16 (Pre-refunded 9/01/10)
           420    University of North Carolina System, Pooled Revenue Refunding      10/12 at 100.00        Baa1 (4)        464,197
                     Bonds, Series 2002A, 5.375%, 4/01/22 (Pre-refunded
                     10/01/12) - AMBAC Insured
         2,000    Winston-Salem, North Carolina, Water and Sewerage System            6/12 at 100.00             AAA      2,171,920
                     Revenue Bonds, Series 2002A, 5.000%, 6/01/18 (Pre-refunded
                     6/01/12)
------------------------------------------------------------------------------------------------------------------------------------
        11,505    Total U.S. Guaranteed                                                                                  12,300,626
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 14.4% (9.0% OF TOTAL INVESTMENTS)
         3,000    North Carolina Eastern Municipal Power Agency, Power System         1/13 at 100.00            BBB+      3,078,720
                     Revenue Bonds, Series 2003F, 5.500%, 1/01/15
         1,000    North Carolina Eastern Municipal Power Agency, Power System         1/16 at 100.00               A        960,540
                     Revenue Bonds, Series 2005, 5.250%, 1/01/20 - AMBAC Insured
         4,000    North Carolina Municipal Power Agency 1, Catawba Electric           1/10 at 101.00              A2      4,077,760
                     Revenue Bonds, Series 1999B, 6.500%, 1/01/20
         2,000    North Carolina Municipal Power Agency 1, Catawba Electric           1/13 at 100.00               A      2,062,940
                     Revenue Bonds, Series 2003A, 5.250%, 1/01/15 - AMBAC Insured
         1,000    Wake County Industrial Facilities and Pollution Control             2/12 at 101.00              A2      1,002,470
                     Financing Authority, North Carolina, Revenue Refunding
                     Bonds, Carolina Power and Light Company, Series 2002,
                     5.375%, 2/01/17
------------------------------------------------------------------------------------------------------------------------------------
        11,000    Total Utilities                                                                                        11,182,430
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 9.5% (5.9% OF TOTAL INVESTMENTS)
         1,605    Broad River Water Authority, North Carolina, Water System           6/15 at 100.00            Baa2      1,477,852
                     Revenue Bonds, Series 2005, 5.000%, 6/01/20 - SYNCORA GTY
                     Insured
           500    Brunswick County, North Carolina, Enterprise System Revenue         4/18 at 100.00             AAA        464,395
                     Bonds, Series 2008A, 5.000%, 4/01/31 - FSA Insured
            50    Charlotte, North Carolina, Water and Sewerage System Revenue        6/11 at 101.00             AAA         50,199
                     Bonds, Series 2001, 5.125%, 6/01/26

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

      PRINCIPAL                                                                        OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER (continued)
$         1,295   Greensboro, North Carolina, Combined Enterprise System              6/15 at 100.00             AAA   $  1,294,987
                     Revenue Bonds, Series 2005A, 5.000%, 6/01/26
            500   Onslow County, North Carolina, Combined Enterprise System           6/14 at 100.00               A        463,900
                     Revenue Bonds, Series 2004B, 5.000%, 6/01/23 - SYNCORA GTY
                     Insured
          3,865   Winston-Salem, North Carolina, Water and Sewer System Revenue       6/17 at 100.00             AAA      3,630,781
                     Bonds, Series 2007A, 5.000%, 6/01/37 (UB)
------------------------------------------------------------------------------------------------------------------------------------
          7,815   Total Water and Sewer                                                                                   7,382,114
------------------------------------------------------------------------------------------------------------------------------------
$       131,410   Total Investments (cost $134,248,091) - 160.1%                                                        124,521,663
===============---------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (4.6)%                                                                     (3,545,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 4.7%                                                                    3,602,941
                  ------------------------------------------------------------------------------------------------------------------
                  Preferred Shares, at Liquidation Value - (60.2)% (5)                                                  (46,800,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                        $ 77,779,604
                  ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of November 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)   Preferred   Shares,   at  Liquidation  Value  as  a  percentage  of  Total
      Investments is 37.6%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NRB | Nuveen North Carolina Dividend Advantage Municipal Fund
    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

      PRINCIPAL                                                                        OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 17.3% (9.8% OF TOTAL
                     INVESTMENTS)
$           380   North Carolina Capital Facilities Financing Agency, Revenue        10/11 at 100.00            AA+    $   371,503
                     Bonds, Duke University, Series 2001A, 5.125%, 10/01/26
            500   North Carolina Capital Facilities Financing Agency, Revenue         9/11 at 101.00           Baa2        432,695
                     Bonds, High Point University, Series 2001, 5.125%, 9/01/18
          1,430   University of North Carolina System, Pooled Revenue Refunding      10/12 at 100.00             AA      1,512,339
                     Bonds, Series 2002A, 5.375%, 4/01/17 - AMBAC Insured
          1,750   University of North Carolina, Chapel Hill, System Net Revenue       6/11 at 100.00            AA+      1,724,379
                     Bonds, Series 2001A, 5.000%, 12/01/25 - MBIA Insured
          1,000   University of North Carolina, Chapel Hill, System Net Revenue         No Opt. Call            AA+      1,075,020
                     Bonds, Series 2002B, 5.000%, 12/01/11
------------------------------------------------------------------------------------------------------------------------------------
          5,060   Total Education and Civic Organizations                                                                5,115,936
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 18.3% (10.4% OF TOTAL INVESTMENTS)
            555   Albemarle Hospital Authority, North Carolina, Health Care          10/17 at 100.00            N/R        376,790
                     Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/38
            250   Johnston Memorial Hospital Authority, North Carolina,               4/18 at 100.00            AAA        215,138
                     Mortgage Revenue Bonds, Johnston Memorial Hospital
                     Project, Series 2008, 5.250%, 10/01/36 - FSA Insured
          1,110   North Carolina Medical Care Commission, Healthcare Facilities       1/12 at 100.00              A      1,107,947
                     Revenue Bonds, Union Regional Medical Center, Series
                     2002A, 5.250%, 1/01/15
            980   North Carolina Medical Care Commission, Healthcare Revenue          5/09 at 100.00            Aa3        895,740
                     Bonds, Carolina Medicorp, Series 1996, 5.250%, 5/01/26
          1,500   North Carolina Medical Care Commission, Hospital Revenue            6/12 at 101.00              A      1,303,215
                     Bonds, Southeastern Regional Medical Center, Series 2002,
                     5.250%, 6/01/22
            500   North Carolina Medical Care Commission, Hospital Revenue           11/17 at 100.00             A-        421,260
                     Bonds, Wilson Medical Center, Series
                  2007, 5.000%, 11/01/20
            250   North Carolina Medical Care Commission, Revenue Bonds, Blue         1/15 at 100.00             AA        186,920
                     Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 -
                     FGIC Insured
            150   Northern Hospital District of Surry County, North Carolina,         4/18 at 100.00            BBB        123,285
                     Health Care Facilities Revenue Bonds, Series 2008, 6.250%,
                     10/01/38
          1,000   The Charlotte-Mecklenberg Hospital Authority (North                 1/18 at 100.00            AA-        783,320
                     Carolina), Doing Business as Carolinas HealthCare System,
                     Health Care Refunding Revenue Bonds, Series 2008A, 5.000%,
                     1/15/47
------------------------------------------------------------------------------------------------------------------------------------
          6,295   Total Health Care                                                                                      5,413,615
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 5.0% (2.9% OF TOTAL INVESTMENTS)
            425   North Carolina Housing Finance Agency, Home Ownership Revenue       7/10 at 100.00             AA        352,512
                     Bonds, 1998 Trust Agreement, Series 10A, 5.400%, 7/01/32 -
                     AMBAC Insured (Alternative Minimum Tax)
            725   North Carolina Housing Finance Agency, Home Ownership Revenue       7/09 at 100.00             AA        721,999
                     Bonds, 1998 Trust Agreement, Series 5A, 5.625%, 7/01/30
                     (Alternative Minimum Tax)
            250   North Carolina Housing Finance Agency, Home Ownership Revenue       1/17 at 100.00             AA        182,465
                     Bonds, Series 2007-29A, 4.800%, 7/01/33 (Alternative
                     Minimum Tax)
            330   North Carolina Housing Finance Agency, Home Ownership Revenue       7/16 at 100.00             AA        238,112
                     Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative Minimum
                     Tax)
------------------------------------------------------------------------------------------------------------------------------------
          1,730   Total Housing/Single Family                                                                            1,495,088
------------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

     PRINCIPAL                                                                         OPTIONAL CALL
   AMOUNT(000)    DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 2.3% (1.3% OF TOTAL INVESTMENTS)
$          300    North Carolina Medical Care Commission, Health Care                10/16 at 100.00             N/R   $    234,408
                     Facilities Revenue Bonds, Presbyterian Homes, Series
                     2006B, 5.200%, 10/01/21
           200    North Carolina Medical Care Commission, Healthcare                 10/16 at 100.00             N/R        141,782
                     Facilities Revenue Bonds, Presbyterian Homes, Series
                     2006, 5.400%, 10/01/27
           150    North Carolina Medical Care Commission, Revenue Bonds, Pines        1/16 at 100.00             N/R        106,727
                     at Davidson, Series 2006A, 5.000%, 1/01/36
           250    North Carolina Medical Care Commission, Revenue Bonds,              9/15 at 100.00             N/R        190,813
                     United Church Homes and Services, Series 2005A, 5.250%,
                     9/01/21
------------------------------------------------------------------------------------------------------------------------------------
           900    Total Long-Term Care                                                                                      673,730
------------------------------------------------------------------------------------------------------------------------------------
                  MATERIALS - 0.9% (0.5% OF TOTAL INVESTMENTS)
           515    Gaston County Industrial Facilities and Pollution Control           8/15 at 100.00             N/R        281,308
                     Financing Authority, North Carolina, National Gypsum
                     Company Project Exempt Facilities Revenue Bonds, Series
                     2005, 5.750%, 8/01/35 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 10.4% (6.0% OF TOTAL INVESTMENTS)
         1,000    Durham, North Carolina, General Obligation Bonds, Series            4/17 at 100.00             AAA      1,031,590
                     2007, 5.000%, 4/01/21
                  North Carolina, General Obligation Bonds, Series 2004A:
         1,000       5.000%, 3/01/18                                                  3/14 at 100.00             AAA      1,051,150
         1,000       5.000%, 3/01/22                                                  3/14 at 100.00             AAA      1,016,880
------------------------------------------------------------------------------------------------------------------------------------
         3,000    Total Tax Obligation/General                                                                            3,099,620
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 27.7% (15.8% OF TOTAL INVESTMENTS)
         1,400    Charlotte, North Carolina, Certificates of Participation,           6/13 at 100.00             AA+      1,406,930
                     Governmental Facilities Projects, Series 2003G, 5.375%,
                     6/01/26
           305    Charlotte, North Carolina, Certificates of Participation,           6/18 at 100.00             AA+        279,621
                     Transit Projects Phase 2, Series 2008A, 5.000%, 6/01/33
           160    Craven County, North Carolina, Certificates of                      6/17 at 100.00              AA        151,461
                     Participation, Series 2007, 5.000%, 6/01/23 - MBIA Insured
         1,870    Dare County, North Carolina, Certificates of Participation,        12/12 at 100.00              A1      1,976,047
                     Series 2002, 5.250%, 6/01/15 - AMBAC Insured
         1,250    Davidson County, North Carolina, Certificates of                    6/14 at 100.00              A1      1,204,600
                     Participation, Series 2004, 5.250%, 6/01/21 - AMBAC
                     Insured
         1,390    Durham, North Carolina, Certificates of Participation,              6/15 at 100.00             AA+      1,329,757
                     Series 2005B, 5.000%, 6/01/25
           470    Raleigh, North Carolina, Certificates of Participation,             6/14 at 100.00             AA+        475,748
                     Downtown Improvement Project, Series 2004B, 5.000%,
                     6/01/20
           170    Raleigh, North Carolina, Certificates of Participation,             2/17 at 100.00             AA+        163,700
                     Series 2007, 5.000%, 2/01/27
           150    Rutherford County, North Carolina, Certificates of                 12/17 at 100.00             AAA        141,393
                     Participation, Series 2007, 5.000%, 12/01/27 - FSA Insured
           700    Sampson County, North Carolina, Certificates of                     6/17 at 100.00             AAA        625,408
                     Participation, Series 2006, 5.000%, 6/01/34 - FSA Insured
                     (UB)
           250    Wilmington, North Carolina, Certificates of Participation,          6/18 at 100.00              AA        235,033
                     Series 2008A, 5.000%, 6/01/29
           250    Wilson County, North Carolina, Certificates of                      4/17 at 100.00              AA        224,170
                     Participation, School Facilities Project, Series 2007,
                     5.000%, 4/01/25 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         8,365    Total Tax Obligation/Limited                                                                            8,213,868
------------------------------------------------------------------------------------------------------------------------------------

     PRINCIPAL                                                                         OPTIONAL CALL
  AMOUNT (000)    DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 6.2% (3.5% OF TOTAL INVESTMENTS)
$          300    Piedmont Triad Airport Authority, North Carolina, Airport           7/15 at 100.00              A2   $    285,156
                     Revenue Bonds, Series 2005A, 5.000%, 7/01/20 - SYNCORA
                     GTY Insured
         1,530    Raleigh Durham Airport Authority, North Carolina, Airport           5/11 at 101.00             Aa3      1,553,868
                     Revenue Bonds, Series 2001A, 5.250%, 11/01/18 - FGIC
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
         1,830    Total Transportation                                                                                    1,839,024
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 19.6% (11.2% OF TOTAL INVESTMENTS) (4)
         1,000    Broad River Water Authority, North Carolina, Water System           6/10 at 101.00        Baa1 (4)      1,061,070
                     Revenue Bonds, Series 2000, 5.375%, 6/01/26 (Pre-refunded
                     6/01/10) - MBIA Insured
           100    Charlotte-Mecklenburg Hospital Authority, North Carolina,           1/15 at 100.00         AA- (4)        110,648
                     Healthcare System Revenue Bonds, DBA Carolinas Healthcare
                     System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded
                     1/15/15)
           500    Greensboro, North Carolina, Combined Enterprise System              6/11 at 101.00             AAA        541,575
                     Revenue Bonds, Series 2001A, 5.125%, 6/01/21
                     (Pre-refunded 6/01/11)
         1,620    North Carolina Capital Facilities Financing Agency, Revenue        10/11 at 100.00             AAA      1,752,823
                     Bonds, Duke University, Series 2001A, 5.125%, 10/01/26
                     (Pre-refunded 10/01/11)
           800    North Carolina Medical Care Commission, Health System              10/11 at 101.00          AA (4)        875,168
                     Revenue Bonds, Mission St. Joseph's Health System, Series
                     2001, 5.250%, 10/01/31 (Pre-refunded 10/01/11)
           300    North Carolina Medical Care Commission, Revenue Bonds,             11/14 at 100.00          AA (4)        333,237
                     Northeast Medical Center, Series 2004, 5.000%, 11/01/24
                     (Pre-refunded 11/01/14)
         1,020    University of North Carolina System, Pooled Revenue                10/12 at 100.00        Baa1 (4)      1,127,335
                     Refunding Bonds, Series 2002A, 5.375%, 4/01/17
                     (Pre-refunded 10/01/12) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         5,340    Total U.S. Guaranteed                                                                                   5,801,856
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 23.7% (13.5% OF TOTAL INVESTMENTS)
                  Greenville, North Carolina, Combined Enterprise System
                  Revenue Bonds, Series 2001:
         1,000       5.250%, 9/01/20 - FSA Insured                                    9/11 at 101.00             AAA      1,016,950
           500       5.250%, 9/01/21 - FSA Insured                                    9/11 at 101.00             AAA        501,310
           500    North Carolina Eastern Municipal Power Agency, Power System         1/16 at 100.00               A        480,270
                     Revenue Bonds, Series 2005, 5.250%, 1/01/20 - AMBAC
                     Insured
         2,500    North Carolina Eastern Municipal Power Agency, Power System         1/09 at 100.00            Baa1      2,500,524
                     Revenue Refunding Bonds, Series 1993B, 5.500%, 1/01/17 -
                     FGIC Insured
         1,000    North Carolina Eastern Municipal Power Agency, Power System         1/09 at 102.00            BBB+      1,013,600
                     Revenue Refunding Bonds, Series 1999B, 5.650%, 1/01/16
         1,500    Wake County Industrial Facilities and Pollution Control             2/12 at 101.00              A2      1,503,705
                     Financing Authority, North Carolina, Revenue Refunding
                     Bonds, Carolina Power and Light Company, Series 2002,
                     5.375%, 2/01/17
------------------------------------------------------------------------------------------------------------------------------------
         7,000    Total Utilities                                                                                         7,016,359
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 44.1% (25.1% OF TOTAL INVESTMENTS)
           100    Brunswick County, North Carolina, Enterprise System Revenue         4/18 at 100.00             AAA         92,879
                     Bonds, Series 2008A, 5.000%, 4/01/31 - FSA Insured
           505    Cape Fear Public Utility Authority, North Carolina, Water &         8/18 at 100.00              AA        463,908
                     Sewer System Revenue Bonds, Series 2008, 5.000%, 8/01/35
         2,250    Charlotte, North Carolina, Water and Sewerage System Revenue        6/11 at 101.00             AAA      2,258,932
                     Bonds, Series 2001, 5.125%, 6/01/26
         1,000    Charlotte, North Carolina, Water and Sewerage System Revenue        7/18 at 100.00             AAA        942,590
                     Bonds, Series 2008, 5.000%, 7/01/38
           500    Greensboro, North Carolina, Combined Enterprise System              6/15 at 100.00             AAA        501,650
                     Revenue Bonds, Series 2005A, 5.000%, 6/01/25

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

     PRINCIPAL                                                                         OPTIONAL CALL
  AMOUNT (000)    DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER (continued)
$          400    Onslow County, North Carolina, Combined Enterprise System
                     Revenue Bonds, Series 2004B, 5.000%, 6/01/23 - SYNCORA           6/14 at 100.00               A   $    371,120
                     GTY Insured
                  Raleigh, North Carolina, Combined Enterprise System Revenue
                  Bonds, Series 2006A:
         4,440       5.000%, 3/01/31 (UB)                                             3/16 at 100.00             AAA      4,289,351
         3,000       5.000%, 3/01/36 (UB)                                             3/16 at 100.00             AAA      2,829,600
             5    Raleigh, North Carolina, Combined Enterprise System Revenue         3/16 at 100.00             AAA          4,148
                     Bonds, Series 2006A, Residuals Series II-R-645-2,
                     12.261%, 3/01/36 (IF)
         1,385    Winston-Salem, North Carolina, Water and Sewer System               6/17 at 100.00             AAA      1,301,069
                     Revenue Bonds, Series 2007A, 5.000%, 6/01/37 (UB)
------------------------------------------------------------------------------------------------------------------------------------
        13,585    Total Water and Sewer                                                                                  13,055,247
------------------------------------------------------------------------------------------------------------------------------------
  $     53,620    Total Investments (cost $54,415,511) - 175.5%                                                          52,005,651
==============----------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (21.0)%                                                                    (6,235,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 2.9%                                                                      857,465
                  ------------------------------------------------------------------------------------------------------------------
                  Preferred Shares, at Liquidation Value - (57.4)% (5)                                                  (17,000,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                        $ 29,628,116
                  ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

     The Portfolio of Investments may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of November 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.7%.

N/R  Not rated.

(IF) Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NNO | Nuveen North Carolina Dividend Advantage Municipal Fund 2
    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

     PRINCIPAL                                                                         OPTIONAL CALL
  AMOUNT (000)    DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 15.7% (9.5% OF TOTAL
                     INVESTMENTS)
                  Appalachian State University, North Carolina, Housing and
                  Student Center System Revenue Refunding Bonds, Series
                  2002:
$        1,040       5.000%, 7/15/14 - MBIA Insured                                   7/12 at 100.00              A1   $  1,088,516
         1,000       5.000%, 7/15/15 - MBIA Insured                                   7/12 at 100.00              A1      1,044,300
                  North Carolina Capital Facilities Financing Agency, Revenue
                  Bonds, Duke University, Series 2001A:
           715       5.125%, 10/01/26                                                10/11 at 100.00             AA+        699,013
           380       5.125%, 10/01/41                                                10/11 at 100.00             AA+        361,186
         1,000    University of North Carolina System, Pooled Revenue Bonds,          4/15 at 100.00              AA        990,340
                     Series 2005A, 5.000%, 4/01/22 - AMBAC Insured
           635    University of North Carolina System, Pooled Revenue                10/12 at 100.00              AA        648,297
                     Refunding Bonds, Series 2002A, 5.375%, 4/01/19 - AMBAC
                     Insured
           500    University of North Carolina Wilmington, Certificates of            6/16 at 100.00              AA        458,340
                     Participation, Student Housing Project Revenue Bonds,
                     Series 2006, 5.000%, 6/01/21 - FGIC Insured
         1,500    University of North Carolina, Chapel Hill, System Net                 No Opt. Call             AA+      1,612,530
                     Revenue Bonds, Series 2002B, 5.000%, 12/01/11
           250    University of North Carolina, Charlotte, Certificates of            3/15 at 100.00              AA        245,468
                     Participation, Student Housing Project, Series 2005,
                     5.000%, 3/01/21 - AMBAC Insured
           400    University of North Carolina, Greensboro, General Revenue           4/11 at 101.00             AAA        420,824
                     Refunding Bonds, Series 2002B, 5.375%, 4/01/17 - FSA
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
         7,420    Total Education and Civic Organizations                                                                 7,568,814
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 25.1% (15.1% OF TOTAL INVESTMENTS)
           945    Albemarle Hospital Authority, North Carolina, Health Care          10/17 at 100.00             N/R        641,561
                     Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/38
         1,640    Charlotte-Mecklenburg Hospital Authority, North Carolina,           1/11 at 101.00             AA-      1,395,017
                     Healthcare System Revenue Bonds, Carolinas Healthcare
                     System, Series 2001A, 5.000%, 1/15/31
           500    Johnston Memorial Hospital Authority, North Carolina,               4/18 at 100.00             AAA        430,275
                     Mortgage Revenue Bonds, Johnston
                  Memorial Hospital Project, Series 2008, 5.250%, 10/01/36 -
                     FSA Insured
         2,000    North Carolina Medical Care Commission, Healthcare                 11/13 at 100.00             Aa3      1,881,280
                     Facilities Revenue Bonds, Novant Health Obligated Group,
                     Series 2003A, 5.000%, 11/01/20
         1,005    North Carolina Medical Care Commission, Healthcare                  1/12 at 100.00               A      1,014,216
                     Facilities Revenue Bonds, Union Regional Medical Center,
                     Series 2002A, 5.250%, 1/01/13
                  North Carolina Medical Care Commission, Hospital Revenue
                  Bonds, Southeastern Regional Medical Center, Series 2002:
         1,000       5.500%, 6/01/15                                                  6/12 at 101.00               A        992,880
         2,100       5.250%, 6/01/22                                                  6/12 at 101.00               A      1,824,501
           925    North Carolina Medical Care Commission, Hospital Revenue           11/17 at 100.00              A-        685,259
                     Bonds, Wilson Medical Center, Series 2007, 5.000%,
                     11/01/27
         1,250    North Carolina Medical Care Commission, Revenue Bonds, Blue         1/15 at 100.00              AA        934,600
                     Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 -
                     FGIC Insured

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

     PRINCIPAL                                                                         OPTIONAL CALL
  AMOUNT (000)    DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE (continued)
                  North Carolina Medical Care Commission, Revenue Bonds,
                  Cleveland County Healthcare System, Series 2004A:
$          595       5.250%, 7/01/20 - AMBAC Insured                                  7/14 at 100.00               A   $    540,468
           500       5.250%, 7/01/22 - AMBAC Insured                                  7/14 at 100.00               A        439,395
           150    Northern Hospital District of Surry County, North Carolina,         4/18 at 100.00             BBB        123,285
                     Health Care Facilities Revenue Bonds, Series 2008,
                     6.250%, 10/01/38
         1,500    The Charlotte-Mecklenberg Hospital Authority (North                 1/18 at 100.00             AA-      1,174,980
                     Carolina), Doing Business as Carolinas HealthCare
                     System, Health Care Refunding Revenue Bonds, Series
                     2008A, 5.000%, 1/15/47
------------------------------------------------------------------------------------------------------------------------------------
        14,110    Total Health Care                                                                                      12,077,717
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 4.5% (2.7% OF TOTAL INVESTMENTS)
           365    North Carolina Housing Finance Agency, Home Ownership               7/10 at 100.00              AA        302,746
                     Revenue Bonds, 1998 Trust Agreement, Series 10A, 5.400%,
                     7/01/32 - AMBAC Insured (Alternative Minimum Tax)
                  North Carolina Housing Finance Agency, Home Ownership
                  Revenue Bonds, Series 13A:
           735       4.700%, 7/01/12 (Alternative Minimum Tax)                        7/11 at 100.00              AA        739,836
           740       4.850%, 7/01/13 (Alternative Minimum Tax)                        7/11 at 100.00              AA        740,844
           510    North Carolina Housing Finance Agency, Home Ownership               7/16 at 100.00              AA        367,991
                     Revenue Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative
                     Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         2,350    Total Housing/Single Family                                                                             2,151,417
------------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 2.0% (1.2% OF TOTAL INVESTMENTS)
           600    North Carolina Medical Care Commission, Health Care                10/16 at 100.00             N/R        468,816
                     Facilities Revenue Bonds, Presbyterian Homes, Series
                     2006B, 5.200%, 10/01/21
           250    North Carolina Medical Care Commission, Healthcare                 10/16 at 100.00             N/R        177,228
                     Facilities Revenue Bonds, Presbyterian Homes, Series
                     2006, 5.400%, 10/01/27
           185    North Carolina Medical Care Commission, Revenue Bonds,              1/16 at 100.00             N/R        131,629
                     Pines at Davidson, Series 2006A, 5.000%, 1/01/36
           250    North Carolina Medical Care Commission, Revenue Bonds,              9/15 at 100.00             N/R        190,813
                     United Church Homes and Services, Series 2005A, 5.250%,
                     9/01/21
------------------------------------------------------------------------------------------------------------------------------------
         1,285    Total Long-Term Care                                                                                      968,486
------------------------------------------------------------------------------------------------------------------------------------
                  MATERIALS - 2.6% (1.5% OF TOTAL INVESTMENTS)
           865    Gaston County Industrial Facilities and Pollution Control           8/15 at 100.00             N/R        472,489
                     Financing Authority, North Carolina, National Gypsum
                     Company Project Exempt Facilities Revenue Bonds, Series
                     2005, 5.750%, 8/01/35 (Alternative Minimum Tax)
         1,100    Northampton County Industrial Facilities and Pollution              2/11 at 101.00             BBB        766,370
                     Control Financing Authority, North Carolina,
                     Environmental Improvement Revenue Bonds, International
                     Paper Company, Series 2001A, 6.200%, 2/01/25
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         1,965    Total Materials                                                                                         1,238,859
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 5.8% (3.5% OF TOTAL INVESTMENTS)
           250    Durham County, North Carolina, General Obligation Bonds,            5/10 at 102.00             AAA        264,978
                     Series 2000, 5.600%, 5/01/15
         1,475    Durham, North Carolina, General Obligation Bonds, Series            4/17 at 100.00             AAA      1,511,801
                     2007, 5.000%, 4/01/22
         1,000    North Carolina, General Obligation Bonds, Series 2004A,             3/14 at 100.00             AAA      1,016,880
                     5.000%, 3/01/22
------------------------------------------------------------------------------------------------------------------------------------
         2,725    Total Tax Obligation/General                                                                            2,793,659
------------------------------------------------------------------------------------------------------------------------------------

     PRINCIPAL                                                                         OPTIONAL CALL
  AMOUNT (000)    DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 38.0% (22.8% OF TOTAL INVESTMENTS)
$           30    Cabarrus County, North Carolina, Certificates of                    2/13 at 100.00              AA   $     31,113
                     Participation, Series 2002, 5.250%, 2/01/16
         1,750    Charlotte, North Carolina, Certificates of Participation,           6/13 at 100.00             AA+      1,668,223
                     Governmental Facilities Projects, Series 2003G, 5.000%,
                     6/01/28
           575    Charlotte, North Carolina, Certificates of Participation,           6/18 at 100.00             AA+        527,154
                     Transit Projects Phase 2, Series 2008A, 5.000%, 6/01/33
         1,850    Charlotte, North Carolina, Storm Water Fee Revenue Bonds,           6/12 at 101.00             AAA      1,937,801
                     Series 2002, 5.250%, 6/01/18
           800    Craven County, North Carolina, Certificates of                      6/17 at 100.00              AA        730,488
                     Participation, Series 2007, 5.000%, 6/01/27 - MBIA Insured
                  Hartnett County, North Carolina, Certificates of
                  Participation, Series 2002:
         1,000       5.250%, 12/01/15 - FSA Insured                                  12/12 at 101.00             AAA      1,061,500
         2,025       5.375%, 12/01/16 - FSA Insured                                  12/12 at 101.00             AAA      2,154,519
           715    Lee County, North Carolina, Certificates of Participation,          4/14 at 100.00             AAA        732,489
                     Public Schools and Community College, Series 2004,
                     5.250%, 4/01/20 - FSA Insured
         1,380    Pasquotank County, North Carolina, Certificates of                  6/14 at 100.00              AA      1,209,722
                     Participation, Series 2004, 5.000%, 6/01/25 - MBIA Insured
         2,070    Pitt County, North Carolina, Certificates of Participation,         4/14 at 100.00              A1      1,780,614
                     School Facilities Project, Series 2004B, 5.000%, 4/01/29
                     - AMBAC Insured
         1,270    Puerto Rico Infrastructure Financing Authority, Special Tax           No Opt. Call               A      1,235,418
                     Revenue Bonds, Series 2005C, 5.500%, 7/01/16 - AMBAC
                     Insured
                  Raleigh, North Carolina, Certificates of Participation,
                  Downtown Improvement Project, Series 2004B:
           805       5.000%, 6/01/20                                                  6/14 at 100.00             AA+        814,845
         1,310       5.000%, 6/01/21                                                  6/14 at 100.00             AA+      1,315,934
           115    Raleigh, North Carolina, Certificates of Participation,             2/17 at 100.00             AA+        110,738
                     Series 2007, 5.000%, 2/01/27
         1,000    Randolph County, North Carolina, Certificates of                    6/14 at 102.00             AAA      1,010,910
                     Participation, Series 2004, 5.000%, 6/01/20 - FSA Insured
           100    Rutherford County, North Carolina, Certificates of                 12/17 at 100.00             AAA         94,262
                     Participation, Series 2007, 5.000%, 12/01/27 - FSA Insured
         1,150    Sampson County, North Carolina, Certificates of
                     Participation, Series 2006, 5.000%, 6/01/34 - FSA Insured        6/17 at 100.00             AAA      1,027,456
                     (UB)
           500    Wilmington, North Carolina, Certificates of Participation,          6/18 at 100.00              AA        470,065
                     Series 2008A, 5.000%, 6/01/29
           400    Wilson County, North Carolina, Certificates of                      4/17 at 100.00              AA        358,672
                     Participation, School Facilities Project, Series 2007,
                     5.000%, 4/01/25 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        18,845    Total Tax Obligation/Limited                                                                           18,271,923
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 16.6% (10.0% OF TOTAL INVESTMENTS)
         2,035    Charlotte, North Carolina, Airport Revenue Bonds, Series            7/14 at 100.00              AA      1,676,311
                     2004A, 5.000%, 7/01/34 - MBIA Insured
           435    Piedmont Triad Airport Authority, North Carolina, Airport           7/15 at 100.00              A2        413,476
                     Revenue Bonds, Series 2005A, 5.000%, 7/01/20 - SYNCORA
                     GTY Insured
                  Raleigh Durham Airport Authority, North Carolina, Airport
                  Revenue Bonds, Series 2001A:
         1,000       5.250%, 11/01/15 - FGIC Insured                                  5/11 at 101.00             Aa3      1,020,660
         2,320       5.250%, 11/01/16 - FGIC Insured                                  5/11 at 101.00             Aa3      2,350,392
         2,230       5.250%, 11/01/17 - FGIC Insured                                  5/11 at 101.00             Aa3      2,243,157
           270    University of North Carolina, Charlotte, Parking System             1/12 at 101.00              A2        271,374
                     Revenue Bonds, Series 2002, 5.000%, 1/01/20 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
         8,290    Total Transportation                                                                                    7,975,370
------------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

     PRINCIPAL                                                                         OPTIONAL CALL
  AMOUNT (000)    DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 16.8% (10.1% OF TOTAL INVESTMENTS) (4)
$          490    Charlotte-Mecklenburg Hospital Authority, North Carolina,           1/11 at 101.00         Aa3 (4)   $    524,197
                     Healthcare System Revenue Bonds, Carolinas Healthcare
                     System, Series 2001A, 5.000%, 1/15/31 (Pre-refunded
                     1/15/11)
           200    Charlotte-Mecklenburg Hospital Authority, North Carolina,           1/15 at 100.00         AA- (4)        221,296
                     Healthcare System Revenue Bonds, DBA Carolinas
                     Healthcare System, Series 2005A, 5.000%, 1/15/45
                     (Pre-refunded 1/15/15)
           500    North Carolina Capital Facilities Financing Agency,                10/11 at 100.00             AAA        540,995
                     Revenue Bonds, Duke University, Series 2001A, 5.125%,
                     10/01/26 (Pre-refunded 10/01/11)
           370    North Carolina Medical Care Commission, Health System              10/11 at 101.00          AA (4)        404,765
                     Revenue Bonds, Mission St. Joseph's Health System,
                     Series 2001, 5.250%, 10/01/31 (Pre-refunded 10/01/11)
           500    North Carolina Medical Care Commission, Revenue Bonds,             11/14 at 100.00          AA (4)        555,395
                     Northeast Medical Center, Series 2004, 5.000%, 11/01/24
                     (Pre-refunded 11/01/14)
                  Raleigh, North Carolina, Combined Enterprise System
                  Revenue Bonds, Series 2004:
         1,000       5.000%, 3/01/21 (Pre-refunded 3/01/14)                           3/14 at 100.00             AAA      1,102,100
         1,250       5.000%, 3/01/22 (Pre-refunded 3/01/14)                           3/14 at 100.00             AAA      1,377,625
         3,200    Wake County, North Carolina, General Obligation School              2/10 at 101.50             AAA      3,386,333
                     Bonds, Series 2000, 5.400%, 2/01/13 (Pre-refunded
                     2/01/10)
------------------------------------------------------------------------------------------------------------------------------------
         7,510    Total U.S. Guaranteed                                                                                   8,112,706
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 14.8% (8.9% OF TOTAL INVESTMENTS)
           500    North Carolina Eastern Municipal Power Agency, Power                1/16 at 100.00               A        480,270
                     System Revenue Bonds, Series 2005, 5.250%, 1/01/20 -
                     AMBAC Insured
         2,500    North Carolina Eastern Municipal Power Agency, Power                1/09 at 100.00            Baa1      2,500,525
                     System Revenue Refunding Bonds, Series 1993B, 5.500%,
                     1/01/17 - FGIC Insured
         1,500    North Carolina Municipal Power Agency 1, Catawba Electric           1/10 at 101.00              A2      1,529,160
                     Revenue Bonds, Series 1999B, 6.500%, 1/01/20
         2,600    Wake County Industrial Facilities and Pollution Control             2/12 at 101.00              A2      2,606,422
                     Financing Authority, North Carolina, Revenue Refunding
                     Bonds, Carolina Power and Light Company, Series 2002,
                     5.375%, 2/01/17
------------------------------------------------------------------------------------------------------------------------------------
         7,100    Total Utilities                                                                                         7,116,377
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 24.4% (14.7% OF TOTAL INVESTMENTS)
           500    Brunswick County, North Carolina, Enterprise System                 4/18 at 100.00             AAA        464,395
                     Revenue Bonds, Series 2008A, 5.000%, 4/01/31 - FSA
                     Insured
           500    Cape Fear Public Utility Authority, North Carolina, Water           8/18 at 100.00              AA        459,315
                     & Sewer System Revenue Bonds, Series 2008, 5.000%, 8/01/35
         2,520    Charlotte, North Carolina, Water and Sewerage System                  No Opt. Call             AAA      2,768,270
                     Revenue Bonds, Series 2002A, 5.250%,7/01/13
         1,000    Durham County, North Carolina, Enterprise System Revenue            6/13 at 100.00              AA        970,880
                     Bonds, Series 2002, 5.000%, 6/01/23 - MBIA Insured
                  Raleigh, North Carolina, Combined Enterprise System
                  Revenue Bonds, Series 2006A:
         3,095       5.000%, 3/01/31 (UB)                                             3/16 at 100.00             AAA      2,989,987
           975       5.000%, 3/01/36 (UB)                                             3/16 at 100.00             AAA        919,620
            40    Raleigh, North Carolina, Combined Enterprise System                 3/16 at 100.00             AAA         35,928
                     Revenue Bonds, Series 2006A, Residuals Series
                     II-R-645-1, 11.964%, 3/01/31 (IF)

     PRINCIPAL                                                                         OPTIONAL CALL
  AMOUNT (000)    DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER (continued)
$        1,000    Wilmington, North Carolina, Water and Sewer Revenue Bonds,          6/15 at 100.00             AAA   $    999,990
                     Series 2005, 5.000%, 6/01/25 - FSA Insured
         2,275    Winston-Salem, North Carolina, Water and Sewer System               6/17 at 100.00             AAA      2,137,135
                     Revenue Bonds, Series 2007A, 5.000%, 6/01/37 (UB)
------------------------------------------------------------------------------------------------------------------------------------
        11,905    Total Water and Sewer                                                                                  11,745,520
------------------------------------------------------------------------------------------------------------------------------------
$       83,505    Total Investments (cost $85,065,521) - 166.3%                                                          80,020,848
==============----------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (10.0)%                                                                    (4,805,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 1.9%                                                                      904,328
                  ------------------------------------------------------------------------------------------------------------------
                  Preferred Shares, at Liquidation Value - (58.2)% (5)                                                  (28,000,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                        $ 48,120,176
                  ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

     The Portfolio of Investments may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of November 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.0%.

N/R  Not rated.

(IF) Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NII | Nuveen North Carolina Dividend Advantage Municipal Fund 3
    | Portfolio of INVESTMENTS
                                                   November 30, 2008 (Unaudited)

     PRINCIPAL                                                                         OPTIONAL CALL
  AMOUNT (000)    DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)         VALUE
 ----------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER STAPLES - 2.9% (1.7% OF TOTAL INVESTMENTS)
$        2,000    Puerto Rico, The Children's Trust Fund, Tobacco Settlement          5/12 at 100.00             BBB   $ 1,425,320
                     Asset-Backed Refunding Bonds, Series 2002, 5.500%,
                     5/15/39
 ----------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 4.2% (2.5% OF TOTAL
                     INVESTMENTS)
                  North Carolina Capital Facilities Financing Agency, Revenue
                  Bonds, Duke University, Series 2001A:
           330       5.125%, 10/01/26                                                10/11 at 100.00             AA+       322,621
            95       5.125%, 10/01/41                                                10/11 at 100.00             AA+        90,297
         1,290    University of North Carolina System, Pooled Revenue                10/12 at 100.00              AA     1,194,901
                     Refunding Bonds, Series 2002A, 5.000%, 4/01/27 - AMBAC
                     Insured
           500    University of North Carolina Wilmington, Certificates of            6/16 at 100.00              AA       458,340
                     Participation, Student Housing Project Revenue Bonds,
                     Series 2006, 5.000%, 6/01/21 - FGIC Insured
 ----------------------------------------------------------------------------------------------------------------------------------
         2,215    Total Education and Civic Organizations                                                                2,066,159
 ----------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 11.5% (6.7% OF TOTAL INVESTMENTS)
           695    Albemarle Hospital Authority, North Carolina, Health Care          10/17 at 100.00             N/R       516,761
                     Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/27
           580    Charlotte-Mecklenburg Hospital Authority, North Carolina,           1/11 at 101.00             AA-       493,360
                     Healthcare System Revenue Bonds, Carolinas Healthcare
                     System, Series 2001A, 5.000%, 1/15/31
           500    Johnston Memorial Hospital Authority, North Carolina,               4/18 at 100.00             AAA       430,275
                     Mortgage Revenue Bonds, Johnston Memorial Hospital
                     Project, Series 2008, 5.250%, 10/01/36 - FSA Insured
         2,000    North Carolina Medical Care Commission, Healthcare                 11/13 at 100.00             Aa3     1,973,020
                     Facilities Revenue Bonds, Novant Health Obligated Group,
                     Series 2003A, 5.000%, 11/01/18
         1,000    North Carolina Medical Care Commission, Hospital Revenue           11/17 at 100.00              A-       740,820
                     Bonds, Wilson Medical Center, Series 2007, 5.000%, 11/01/27
           300    North Carolina Medical Care Commission, Revenue Bonds, Blue         1/15 at 100.00              AA       224,304
                     Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 -
                     FGIC Insured
           150    Northern Hospital District of Surry County, North Carolina,         4/18 at 100.00             BBB       123,285
                     Health Care Facilities Revenue Bonds, Series 2008,
                     6.250%, 10/01/38
         1,500    The Charlotte-Mecklenberg Hospital Authority (North                 1/18 at 100.00             AA-     1,174,979
                     Carolina), Doing Business as Carolinas HealthCare
                     System, Health Care Refunding Revenue Bonds, Series
                     2008A, 5.000%, 1/15/47
 ----------------------------------------------------------------------------------------------------------------------------------
         6,725    Total Health Care                                                                                      5,676,804
 ----------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 1.8% (1.1% OF TOTAL INVESTMENTS)
         1,000    Mecklenburg County, North Carolina, FNMA Multifamily                7/13 at 105.00             AAA       893,920
                     Housing Revenue Bonds, Little Rock Apartments, Series
                     2003, 5.150%, 1/01/22 (Alternative Minimum Tax)
 ----------------------------------------------------------------------------------------------------------------------------------

     PRINCIPAL                                                                         OPTIONAL CALL
  AMOUNT (000)    DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 2.9% (1.7% OF TOTAL INVESTMENTS)
$          725    North Carolina Housing Finance Agency, Home Ownership               7/09 at 100.00              AA   $    721,999
                     Revenue Bonds, 1998 Trust Agreement, Series 5A, 5.625%,
                     7/01/30 (Alternative Minimum Tax)
           500    North Carolina Housing Finance Agency, Home Ownership               1/17 at 100.00              AA        364,930
                     Revenue Bonds, Series 2007-29A, 4.800%, 7/01/33
                     (Alternative Minimum Tax)
           510    North Carolina Housing Finance Agency, Home Ownership               7/16 at 100.00              AA        367,990
                     Revenue Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative
                     Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         1,735    Total Housing/Single Family                                                                             1,454,919
------------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 1.6% (0.9% OF TOTAL INVESTMENTS)
           600    North Carolina Medical Care Commission, Health Care                10/16 at 100.00             N/R        468,816
                     Facilities Revenue Bonds, Presbyterian Homes, Series
                     2006B, 5.200%, 10/01/21
           250    North Carolina Medical Care Commission, Healthcare                 10/16 at 100.00             N/R        177,228
                     Facilities Revenue Bonds, Presbyterian Homes, Series
                     2006, 5.400%, 10/01/27
           190    North Carolina Medical Care Commission, Revenue Bonds,              1/16 at 100.00             N/R        135,187
                     Pines at Davidson, Series 2006A, 5.000%, 1/01/36
------------------------------------------------------------------------------------------------------------------------------------
         1,040    Total Long-Term Care                                                                                      781,231
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 22.9% (13.5% OF TOTAL INVESTMENTS)
         3,900    Cary, North Carolina, General Obligation Water and Sewer            3/11 at 102.00             AAA      4,022,538
                     Bonds, Series 2001, 5.000%, 3/01/20
         1,500    Durham, North Carolina, General Obligation Bonds, Series            4/17 at 100.00             AAA      1,537,425
                     2007, 5.000%, 4/01/22
                  Lincoln County, North Carolina, General Obligation Bonds,
                  Series 2002A:
           850       5.000%, 6/01/19 - FGIC Insured                                   6/12 at 101.00              AA        857,157
           900       5.000%, 6/01/20 - FGIC Insured                                   6/12 at 101.00              AA        901,431
         1,050       5.000%, 6/01/21 - FGIC Insured                                   6/12 at 101.00              AA      1,044,204
           500    North Carolina, General Obligation Bonds, Series 2004A,             3/14 at 100.00             AAA        508,440
                     5.000%, 3/01/22
         2,000    Puerto Rico, General Obligation and Public Improvement                No Opt. Call              AA      2,072,880
                     Refunding Bonds, Series 1997, 6.500%, 7/01/15 - MBIA
                     Insured
           400    Raleigh, North Carolina, General Obligation Bonds, Series           6/12 at 100.00             AAA        405,812
                     2002, 5.000%, 6/01/21
------------------------------------------------------------------------------------------------------------------------------------
        11,100    Total Tax Obligation/General                                                                           11,349,887
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 37.6% (22.1% OF TOTAL INVESTMENTS)
         1,800    Catawba County, North Carolina, Certificates of                     6/14 at 100.00             Aa3      1,772,640
                     Participation, Series 2004, 5.250%, 6/01/22 - MBIA
                     Insured
         1,500    Centennial Authority, North Carolina, Hotel Tax Revenue             3/09 at 101.00             AAA      1,503,915
                     Bonds, Arena Project, Series 1997, 5.125%, 9/01/19 - FSA
                     Insured
         2,750    Charlotte, North Carolina, Certificates of Participation,           6/13 at 100.00             AA+      2,521,173
                     Governmental Facilities Projects, Series 2003G, 5.000%,
                     6/01/33
           575    Charlotte, North Carolina, Certificates of Participation,           6/18 at 100.00             AA+        527,155
                     Transit Projects Phase 2, Series 2008A, 5.000%, 6/01/33
           800    Craven County, North Carolina, Certificates of                      6/17 at 100.00              AA        730,488
                     Participation, Series 2007, 5.000%, 6/01/27 - MBIA
                     Insured
         3,000    Dare County, North Carolina, Certificates of Participation,        12/12 at 100.00              A1      2,900,820
                     Series 2002, 5.000%, 6/01/23 - AMBAC Insured
           500    Lee County, North Carolina, Certificates of Participation,          4/14 at 100.00             AAA        512,230
                     Public Schools and Community College, Series 2004,
                     5.250%, 4/01/20 - FSA Insured

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)      DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED (continued)
$         1,000   North Carolina, Certificates of Participation, Repair and           6/14 at 100.00             AA+   $  1,008,370
                     Renovation Project, Series 2004B, 5.000%, 6/01/20
            565   Raleigh, North Carolina, Certificates of Participation,             2/17 at 100.00             AA+        544,061
                     Series 2007, 5.000%, 2/01/27
          2,000   Rutherford County, North Carolina, Certificates of                  9/12 at 101.00             Aa3      1,970,200
                     Participation, Series 2002, 5.000%, 9/01/21 - AMBAC
                     Insured
          1,000   Rutherford County, North Carolina, Certificates of                 12/17 at 100.00             AAA        942,620
                     Participation, Series 2007, 5.000%, 12/01/27 - FSA
                     Insured
          1,200   Sampson County, North Carolina, Certificates of                     6/17 at 100.00             AAA      1,072,128
                     Participation, Series 2006, 5.000%, 6/01/34 - FSA
                     Insured (UB)
          1,785   Union County, North Carolina, Certificates of                       6/13 at 101.00             AA-      1,798,798
                     Participation, Series 2003, 5.000%, 6/01/20 - AMBAC
                     Insured
            500   Wilmington, North Carolina, Certificates of Participation,          6/18 at 100.00              AA        470,065
                     Series 2008A, 5.000%, 6/01/29
            400   Wilson County, North Carolina, Certificates of                      4/17 at 100.00              AA        358,671
                     Participation, School Facilities Project, Series 2007,
                     5.000%, 4/01/25 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         19,375   Total Tax Obligation/Limited                                                                           18,633,334
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 9.9% (5.8% OF TOTAL INVESTMENTS)
                  Raleigh Durham Airport Authority, North Carolina, Airport
                  Revenue Bonds, Series 2001A:
          1,780      5.250%, 11/01/15 - FGIC Insured                                  5/11 at 101.00             Aa3      1,816,775
          3,100      5.000%, 11/01/20 - FGIC Insured                                  5/11 at 101.00             Aa3      3,075,169
------------------------------------------------------------------------------------------------------------------------------------
          4,880   Total Transportation                                                                                    4,891,944
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 21.1% (12.4% OF TOTAL INVESTMENTS) (4)
            500   Broad River Water Authority, North Carolina, Water System           6/10 at 101.00        Baa1 (4)        530,535
                     Revenue Bonds, Series 2000, 5.375%, 6/01/26
                     (Pre-refunded 6/01/10) - MBIA Insured
            170   Charlotte-Mecklenburg Hospital Authority, North Carolina,           1/11 at 101.00         Aa3 (4)        181,865
                     Healthcare System Revenue Bonds, Carolinas Healthcare
                     System, Series 2001A, 5.000%, 1/15/31 (Pre-refunded 1/15/11)
            200   Charlotte-Mecklenburg Hospital Authority, North Carolina,           1/15 at 100.00         AA- (4)        221,296
                     Healthcare System Revenue Bonds, DBA Carolinas Healthcare
                     System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)
             50   Cumberland County, North Carolina, Hospital Facility               10/09 at 101.00          A3 (4)         52,157
                     Revenue Bonds, Cumberland County Hospital System Inc.,
                     Cape Fear Valley Health System, Series 1999, 5.250%,
                     10/01/29 (Pre-refunded 10/01/09)
                  Forsyth County, North Carolina, Certificates of
                  Participation, Public Facilities and Equipment Project,
                  Series 2002:
          1,325      5.125%, 1/01/16 (Pre-refunded 1/01/13)                           1/13 at 101.00         AA+ (4)      1,466,775
            770      5.250%, 1/01/19 (Pre-refunded 1/01/13)                           1/13 at 101.00         AA+ (4)        856,102
                  North Carolina Capital Facilities Financing Agency, Revenue
                  Bonds, Duke University, Series 2001A:
          1,420      5.125%, 10/01/26 (Pre-refunded 10/01/11)                        10/11 at 100.00             AAA      1,536,426
            405      5.125%, 10/01/41 (Pre-refunded 10/01/11)                        10/11 at 100.00             AAA        438,206
          1,600   North Carolina Capital Facilities Financing Agency, Revenue        10/12 at 100.00             AAA      1,751,952
                     Bonds, Duke University, Series 2002A, 5.125%, 7/01/42
                     (Pre-refunded 10/01/12)
            500   North Carolina Medical Care Commission, Health System              10/11 at 101.00          AA (4)        546,980
                     Revenue Bonds, Mission St. Joseph's Health System,
                     Series 2001, 5.250%, 10/01/31 (Pre-refunded 10/01/11)
            500   North Carolina Medical Care Commission, Revenue Bonds,             11/14 at 100.00          AA (4)        555,395
                     Northeast Medical Center, Series 2004, 5.000%, 11/01/24
                     (Pre-refunded 11/01/14)

      PRINCIPAL                                                                        OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED (4) (continued)
$           610   University of North Carolina System, Pooled Revenue                10/12 at 100.00        Baa1 (4)   $    665,857
                     Refunding Bonds, Series 2002A, 5.000%, 4/01/27
                     (Pre-refunded 10/01/12) - AMBAC Insured
          1,500   Winston-Salem, North Carolina, Water and Sewerage System            6/12 at 100.00             AAA      1,628,939
                     Revenue Bonds, Series 2002A, 5.000%, 6/01/19
                     (Pre-refunded 6/01/12)
------------------------------------------------------------------------------------------------------------------------------------
          9,550   Total U.S. Guaranteed                                                                                  10,432,485
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 17.4% (10.3% OF TOTAL INVESTMENTS)
            500   North Carolina Eastern Municipal Power Agency, Power System         1/16 at 100.00               A        480,270
                     Revenue Bonds, Series 2005, 5.250%, 1/01/20 - AMBAC
                     Insured
          4,000   North Carolina Eastern Municipal Power Agency, Power System         1/09 at 100.00            Baa1      4,000,840
                     Revenue Refunding Bonds, Series 1993B, 5.500%, 1/01/17 -
                     FGIC Insured
          2,665   North Carolina Municipal Power Agency 1, Catawba Electric           1/13 at 100.00               A      2,748,868
                     Revenue Bonds, Series 2003A, 5.250%, 1/01/15 - AMBAC
                     Insured
          1,400   Wake County Industrial Facilities and Pollution Control             2/12 at 101.00              A2      1,403,458
                     Financing Authority, North Carolina, Revenue Refunding
                     Bonds, Carolina Power and Light Company, Series 2002,
                     5.375%, 2/01/17
------------------------------------------------------------------------------------------------------------------------------------
          8,565   Total Utilities                                                                                         8,633,436
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 36.2% (21.3% OF TOTAL INVESTMENTS)
          2,000   Brunswick County, North Carolina, Enterprise System Revenue         4/18 at 100.00             AAA      1,857,580
                     Bonds, Series 2008A, 5.000%, 4/01/31 - FSA Insured
                  Charlotte, North Carolina, Water and Sewerage System Revenue
                  Bonds, Series 2001:
            750      5.125%, 6/01/26                                                  6/11 at 101.00             AAA        752,978
          1,780      5.125%, 6/01/26 - FGIC Insured                                   6/11 at 101.00             Aa1      1,690,217
            300   Durham County, North Carolina, Enterprise System Revenue            6/13 at 100.00              AA        306,795
                     Bonds, Series 2002, 5.000%, 6/01/18 - MBIA Insured
          2,500   Kannapolis, North Carolina, Water and Sewerage System               2/12 at 101.00             AAA      2,035,249
                     Revenue Bonds, Series 2001B, 5.250%, 2/01/26 - FSA
                     Insured (Alternative Minimum Tax)
            500   Onslow County, North Carolina, Combined Enterprise System           6/14 at 100.00               A        463,899
                     Revenue Bonds, Series 2004B, 5.000%, 6/01/23 - SYNCORA
                     GTY Insured
          1,000   Orange Water and Sewerage Authority, North Carolina, Water          7/11 at 101.00             AA+        981,599
                     and Sewerage System Revenue Bonds, Series 2001, 5.000%,
                     7/01/26 - MBIA Insured Raleigh, North Carolina, Combined
                     Enterprise System Revenue Bonds, Series 2006A:
          4,950      5.000%, 3/01/31 (UB)                                             3/16 at 100.00             AAA      4,782,047
          3,000      5.000%, 3/01/36 (UB)                                             3/16 at 100.00             AAA      2,829,600
              5   Raleigh, North Carolina, Combined Enterprise System Revenue         3/16 at 100.00             AAA          4,148
                     Bonds, Series 2006A, Residuals Series II-R-645-2,
                     12.261%, 3/01/36 (IF)
          2,375   Winston-Salem, North Carolina, Water and Sewer System               6/17 at 100.00             AAA      2,231,075
                     Revenue Bonds, Series 2007A, 5.000%, 6/01/37 (UB)
------------------------------------------------------------------------------------------------------------------------------------
         19,160   Total Water and Sewer                                                                                  17,935,187
------------------------------------------------------------------------------------------------------------------------------------
$        87,345   Total Investments (cost $89,231,176) - 170.0%                                                          84,174,626
===============---------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (15.1)%                                                                    (7,480,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 1.7%                                                                      812,324
                  ------------------------------------------------------------------------------------------------------------------
                  Preferred Shares, at Liquidation Value - (56.6)% (5)                                                  (28,000,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                        $ 49,506,950
                  ==================================================================================================================

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

     The Portfolio of Investments may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of November 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.3%.

N/R  Not rated.

(IF) Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

| Statement of
| ASSETS & LIABILITIES
                                                   November 30, 2008 (Unaudited)

                                                             GEORGIA          GEORGIA            GEORGIA
                                                             PREMIUM         DIVIDEND           DIVIDEND
                                                              INCOME        ADVANTAGE        ADVANTAGE 2
                                                                (NPG)            (NZX)              (NKG)
---------------------------------------------------------------------------------------------------------
ASSETS

Investments, at value (cost $78,037,457,
   $42,178,053 and $94,459,130, respectively)        $    72,495,122  $    39,233,968  $      84,559,758
Cash                                                           4,536               --                 --
Receivables:
   Interest                                                1,412,265          722,309          1,570,564
   Investments sold                                          353,438          188,500            400,563
Other assets                                                   8,187              517                689
---------------------------------------------------------------------------------------------------------
   Total assets                                           74,273,548       40,145,294         86,531,574
---------------------------------------------------------------------------------------------------------

LIABILITIES

Cash overdraft                                                    --          183,453             75,438
Floating rate obligations                                         --               --                 --
Payables:
   Investments purchased                                     351,645          187,544            398,531
   Common share dividends                                    180,481          103,429            234,206
   Preferred share dividends                                   3,651            3,965              9,927
Accrued expenses:
   Management fees                                            39,861           16,414             34,991
   Other                                                      26,540           18,295             31,930
---------------------------------------------------------------------------------------------------------
   Total liabilities                                         602,178          513,100            785,023
---------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                    27,800,000       15,000,000         33,000,000
---------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares               $    45,871,370  $    24,632,194  $      52,746,551
=========================================================================================================
Common shares outstanding                                  3,805,652        1,969,350          4,554,375
=========================================================================================================
Net asset value per Common share outstanding (net
   assets applicable to Common shares, divided by
   Common shares outstanding)                        $         12.05  $         12.51  $           11.58
=========================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
---------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share              $        38,057  $        19,694  $          45,544
Paid-in surplus                                           52,378,183       27,902,247         64,267,727
Undistributed (Over-distribution of) net
   investment income                                        (101,036)         (90,100)          (193,072)
Accumulated net realized gain (loss) from
   investments and derivative transactions                  (901,499)        (255,562)        (1,474,276)
Net unrealized appreciation (depreciation) of
   investments and derivative transactions                (5,542,335)      (2,944,085)        (9,899,372)
---------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares               $    45,871,370  $    24,632,194  $      52,746,551
=========================================================================================================
Authorized shares:
   Common                                                  Unlimited        Unlimited          Unlimited
   Preferred                                               Unlimited        Unlimited          Unlimited
=========================================================================================================

                                 See accompanying notes to financial statements.

| Statement of
| ASSETS & LIABILITIES (continued)
                                                   November 30, 2008 (Unaudited)

                                                 NORTH            NORTH            NORTH           NORTH
                                              CAROLINA         CAROLINA         CAROLINA        CAROLINA
                                               PREMIUM         DIVIDEND         DIVIDEND        DIVIDEND
                                                INCOME        ADVANTAGE      ADVANTAGE 2     ADVANTAGE 3
                                                  (NNC)            (NRB)            (NNO)           (NII)
---------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost
   $134,248,091, $54,415,511,
   $85,065,521 and $89,231,176,
   respectively)                       $   124,521,663  $    52,005,651  $    80,020,848  $   84,174,626
Cash                                                --          126,100               --              --
Receivables:
   Interest                                  2,450,241          895,823        1,440,837       1,413,572
   Investments sold                          1,649,902               --               --              --
Other assets                                     9,028            3,057            1,526             681
---------------------------------------------------------------------------------------------------------
   Total assets                            128,630,834       53,030,631       81,463,211      85,588,879
---------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                  91,401               --          275,723         317,961
Floating rate obligations                    3,545,000        6,235,000        4,805,000       7,480,000
Payables:
   Investments purchased                            --               --               --              --
   Common share dividends                      292,526          126,009          196,504         214,352
   Preferred share dividends                     6,145            3,686            8,422           6,076
Accrued expenses:
   Management fees                              67,129           19,289           28,394          31,410
   Other                                        49,029           18,531           28,992          32,130
---------------------------------------------------------------------------------------------------------
   Total liabilities                         4,051,230        6,402,515        5,343,035       8,081,929
---------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation
   value                                    46,800,000       17,000,000       28,000,000      28,000,000
---------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares                              $    77,779,604  $    29,628,116  $    48,120,176  $   49,506,950
=========================================================================================================
Common shares outstanding                    6,351,838        2,265,345        3,749,642       3,933,190
=========================================================================================================
(Net asset value per Common share
   outstanding net assets applicable
   to Common shares, divided by
   Common shares outstanding)          $         12.25  $         13.08  $         12.83  $        12.59
=========================================================================================================

NET ASSETS APPLICABLE TO COMMON
   SHARES CONSIST OF:
---------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per
   share                               $        63,518  $        22,653  $        37,496  $       39,332
Paid-in surplus                             87,829,648       32,124,934       53,194,711      55,500,016
Undistributed (Over-distribution of)
   net investment income                      (144,532)         (67,004)         (78,397)       (188,349)
Accumulated net realized gain (loss)
   from investments and derivative
   transactions                               (242,602)         (42,607)          11,039        (787,499)
Net unrealized appreciation
   (depreciation) of investments and
   derivative transactions                  (9,726,428)      (2,409,860)      (5,044,673)     (5,056,550)
---------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares                              $    77,779,604  $    29,628,116  $    48,120,176  $   49,506,950
=========================================================================================================
Authorized shares:
   Common                                    Unlimited        Unlimited        Unlimited       Unlimited
   Preferred                                 Unlimited        Unlimited        Unlimited       Unlimited
=========================================================================================================

                                 See accompanying notes to financial statements.

| Statement of
| OPERATIONS
                                  Six Months Ended November 30, 2008 (Unaudited)

                                                                GEORGIA          GEORGIA         GEORGIA
                                                                PREMIUM         DIVIDEND        DIVIDEND
                                                                 INCOME        ADVANTAGE     ADVANTAGE 2
                                                                   (NPG)            (NZX)           (NKG)
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                        $    1,993,031   $    1,071,779   $   2,345,162
---------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                 252,195          134,762         296,101
Preferred shares - auction fees                                  34,812           18,784          41,324
Preferred shares - dividend disbursing agent fees                 5,000            5,000           5,000
Shareholders' servicing agent fees and expenses                   2,069              251             295
Interest expense on floating rate obligations                    30,122           16,282          35,006
Custodian's fees and expenses                                     7,918            8,977          11,779
Trustees' fees and expenses                                         836              411             990
Professional fees                                                 6,659            5,844           7,481
Shareholders' reports - printing and mailing expenses            10,366            6,341          10,515
Stock exchange listing fees                                         269              139             322
Investor relations expense                                        5,408            2,857           5,995
Other expenses                                                    6,915            7,426           8,075
---------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
   expense reimbursement                                        362,569          207,074         422,883
   Custodian fee credit                                          (3,984)            (237)           (734)
   Expense reimbursement                                             --          (38,726)        (99,311)
---------------------------------------------------------------------------------------------------------
Net expenses                                                    358,585          168,111         322,838
---------------------------------------------------------------------------------------------------------
Net investment income                                         1,634,446          903,668       2,022,324
---------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                 (829,687)        (417,109)       (881,907)
   Forward swaps                                                     --          153,554              --
   Futures                                                           --           53,752              --
Change in net unrealized appreciation (depreciation) of:
   Investments                                               (7,278,265)      (3,503,008)     (9,766,343)
   Forward swaps                                                     --         (139,708)             --
   Futures                                                           --               --              --
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                      (8,107,952)      (3,852,519)    (10,648,250)
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                     (506,909)        (272,985)       (601,317)
---------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                (506,909)        (272,985)       (601,317)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                         $   (6,980,415)  $   (3,221,836)  $  (9,227,243)
=========================================================================================================

                                 See accompanying notes to financial statements.

| Statement of
| OPERATIONS (continued)
                                  Six Months Ended November 30, 2008 (Unaudited)

                                                 NORTH            NORTH            NORTH           NORTH
                                              CAROLINA         CAROLINA         CAROLINA        CAROLINA
                                               PREMIUM         DIVIDEND         DIVIDEND        DIVIDEND
                                                INCOME        ADVANTAGE      ADVANTAGE 2     ADVANTAGE 3
                                                  (NNC)            (NRB)            (NNO)           (NII)
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                       $    3,284,384   $    1,312,697   $    2,030,378   $   2,101,998
---------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                420,155          155,485          256,114         259,360
Preferred shares - auction fees                 58,604           21,288           35,062          35,062
Preferred shares - dividend
   disbursing agent fees                         5,000            5,000            5,000           5,000
Shareholders' servicing agent fees
   and expenses                                  3,881              229              331             368
Interest expense on floating rate
   obligations                                  47,785           79,774           62,425          96,306
Custodian's fees and expenses                   16,514            8,062           11,762          12,734
Trustees' fees and expenses                      1,476              519              878             922
Professional fees                                8,289            6,110            7,172           7,202
Shareholders' reports - printing and
   mailing expenses                             17,521            7,333           10,474          11,697
Stock exchange listing fees                      4,610              160              265             278
Investor relations expense                       9,218            3,390            5,487           5,691
Other expenses                                   7,561            7,572            7,963           7,875
---------------------------------------------------------------------------------------------------------
Total expenses before custodian fee
   credit and expense reimbursement            600,614          294,922          402,933         442,495
   Custodian fee credit                           (210)          (2,017)          (1,736)           (158)
   Expense reimbursement                            --          (36,392)         (79,926)        (86,804)
---------------------------------------------------------------------------------------------------------
Net expenses                                   600,404          256,513          321,271         355,533
---------------------------------------------------------------------------------------------------------
Net investment income                        2,683,980        1,056,184        1,709,107       1,746,465
---------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                  18,649           52,774           44,016         109,318
   Forward swaps                                    --               --               --              --
   Futures                                     115,239               --          117,502              --
Change in net unrealized appreciation (depreciation) of:
   Investments                             (11,120,670)      (3,288,249)      (6,298,548)     (6,107,054)
   Forward swaps                                    --               --               --              --
   Futures                                       5,056               --            5,332              --
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
   (loss)                                  (10,981,726)      (3,235,475)      (6,131,698)     (5,997,736)
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED
   SHAREHOLDERS
From net investment income                    (853,356)        (306,150)        (510,209)       (510,402)
---------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Preferred shareholders                  (853,356)        (306,150)        (510,209)       (510,402)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from operations               $   (9,151,102)  $   (2,485,441)  $   (4,932,800)  $  (4,761,673)
=========================================================================================================

                                 See accompanying notes to financial statements.

| Statement of
| CHANGES in NET ASSETS (Unaudited)

                                                           GEORGIA                            GEORGIA
                                                     PREMIUM INCOME (NPG)             DIVIDEND ADVANTAGE (NZX)
                                               --------------------------------   ---------------------------------
                                                   SIX MONTHS              YEAR        SIX MONTHS              YEAR
                                                        ENDED             ENDED             ENDED             ENDED
                                                     11/30/08           5/31/08          11/30/08           5/31/08
--------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                          $    1,634,446   $     3,214,441   $       903,668   $     1,781,307
Net realized gain (loss) from:
   Investments                                       (829,687)          107,414          (417,109)          193,600
   Forward swaps                                           --            23,130           153,554            26,220
   Futures                                                 --                --            53,752                --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                     (7,278,265)       (1,242,529)       (3,503,008)         (709,956)
   Forward swaps                                           --                --          (139,708)          169,293
   Futures                                                 --                --                --                --
Distributions to Preferred Shareholders:
From net investment income                           (506,909)         (916,555)         (272,985)         (512,754)
From accumulated net realized gains                        --           (55,745)               --                --
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   operations                                      (6,980,415)        1,130,156        (3,221,836)          947,710
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From net investment income                      (1,158,821)       (2,317,641)         (643,977)       (1,293,795)
   From accumulated net realized gains                     --          (161,360)               --                --
--------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to Common
   shareholders                                    (1,158,821)       (2,479,001)         (643,977)       (1,293,795)
--------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to
   shareholders due to reinvestment of
   distributions                                           --                --                --            12,932
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from capital
   share transactions                                      --                --                --            12,932
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                     (8,139,236)       (1,348,845)       (3,865,813)         (333,153)
Net assets applicable to Common shares at
   the beginning of period                         54,010,606        55,359,451        28,498,007        28,831,160
--------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at
   the end of period                           $   45,871,370   $    54,010,606   $    24,632,194   $    28,498,007
====================================================================================================================
Undistributed (Over-distribution of)net
   investment income at the end of period      $     (101,036)  $       (69,752)  $       (90,100)  $       (76,806)
====================================================================================================================

                                                                GEORGIA
                                                        DIVIDEND ADVANTAGE 2 (NKG)
                                                     --------------------------------
                                                         SIX MONTHS              YEAR
                                                              ENDED             ENDED
                                                           11/30/08           5/31/08
--------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                $    2,022,324   $     4,014,670
Net realized gain (loss) from:
   Investments                                             (881,907)           63,300
   Forward swaps                                                 --                --
   Futures                                                       --                --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                           (9,766,343)       (2,367,070)
   Forward swaps                                                 --                --
   Futures                                                       --                --
Distributions to Preferred Shareholders:
   From net investment income                              (601,317)       (1,165,015)
   From accumulated net realized gains                           --                --
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   operations                                            (9,227,243)          545,885
--------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From net investment income                            (1,427,797)       (2,923,728)
   From accumulated net realized gains                           --                --
--------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to Common
   shareholders                                          (1,427,797)       (2,923,728)
--------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to
   shareholders due to reinvestment of
   distributions                                                 --             9,872
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from capital
   share transactions                                            --             9,872
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                          (10,655,040)       (2,367,971)
Net assets applicable to Common shares at
   the beginning of period                               63,401,591        65,769,562
--------------------------------------------------------------------------------------
Net assets applicable to Common shares at
   the end of period                                 $   52,746,551   $    63,401,591
======================================================================================
Undistributed (Over-distribution of)net
   investment income at the end of period            $     (193,072)  $      (186,282)
======================================================================================

                                 See accompanying notes to financial statements.

| Statement of
| CHANGES in NET ASSETS (continued) (Unaudited)

                                                            NORTH CAROLINA                    NORTH CAROLINA
                                                          PREMIUM INCOME (NNC)            DIVIDEND ADVANTAGE (NRB)
                                                     -------------------------------   ------------------------------
                                                         SIX MONTHS             YEAR       SIX MONTHS            YEAR
                                                              ENDED            ENDED            ENDED           ENDED
                                                           11/30/08          5/31/08         11/30/08         5/31/08
----------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                $    2,683,980   $    5,350,912   $    1,056,184   $   2,103,835
Net realized gain (loss) from:
   Investments                                               18,649         (291,586)          52,774         (66,369)
   Forward swaps                                                 --               --               --         (24,224)
   Futures                                                  115,239          (13,472)              --              --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                          (11,120,670)      (1,880,556)      (3,288,249)       (402,449)
   Forward swaps                                                 --               --               --          17,297
   Futures                                                    5,056           (5,056)              --              --
Distributions to Preferred Shareholders:
   From net investment income                              (853,356)      (1,480,115)        (306,150)       (541,052)
   From accumulated net realized gains                           --          (82,405)              --         (22,406)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                      (9,151,102)       1,597,722       (2,485,441)      1,064,632
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                               (1,896,024)      (3,734,882)        (781,271)     (1,567,958)
From accumulated net realized gains                              --         (227,396)              --         (76,483)
----------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to Common
   shareholders                                          (1,896,024)      (3,962,278)        (781,271)     (1,644,441)
----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to
   shareholders due to reinvestment of
   distributions                                                 --               --           27,287          38,805
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from capital share
   transactions                                                  --               --           27,287          38,805
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares                                     (11,047,126)      (2,364,556)      (3,239,425)       (541,004)
Net assets applicable to Common shares at the
   beginning of period                                   88,826,730       91,191,286       32,867,541      33,408,545
----------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end
   of period                                         $   77,779,604   $   88,826,730   $   29,628,116   $  32,867,541
======================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of period            $     (144,532)  $      (79,132)  $      (67,004)  $     (35,767)
======================================================================================================================

                                 See accompanying notes to financial statements.

                                                            NORTH CAROLINA                   NORTH CAROLINA
                                                      DIVIDEND ADVANTAGE 2 (NNO)       DIVIDEND ADVANTAGE 3 (NII)
                                                    -----------------------------   -------------------------------
                                                       SIX MONTHS            YEAR       SIX MONTHS             YEAR
                                                            ENDED           ENDED            ENDED            ENDED
                                                         11/30/08         5/31/08         11/30/08          5/31/08
--------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                               $   1,709,107   $   3,401,693   $    1,746,465   $    3,466,161
Net realized gain (loss) from:
   Investments                                             44,016         (69,239)         109,318         (212,152)
   Forward swaps                                               --              --               --               --
   Futures                                                117,502         (12,248)              --               --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                         (6,298,548)       (822,034)      (6,107,054)        (750,196)
   Forward swaps                                               --              --               --               --
   Futures                                                  5,332          (5,332)              --               --
Distributions to Preferred Shareholders:
   From net investment income                            (510,209)       (922,943)        (510,402)        (907,982)
   From accumulated net realized gains                         --         (79,654)              --               --
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                    (4,932,800)      1,490,243       (4,761,673)       1,595,831
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                             (1,186,762)     (2,369,741)      (1,297,816)      (2,571,479)
From accumulated net realized gains                            --        (239,227)              --               --
--------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to Common
   shareholders                                        (1,186,762)     (2,608,968)      (1,297,816)      (2,571,479)
--------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to
   shareholders due to reinvestment of
   distributions                                               --           9,816           11,874           18,864
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from capital share
   transactions                                                --           9,816           11,874           18,864
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares                                    (6,119,562)     (1,108,909)      (6,047,615)        (956,784)
Net assets applicable to Common shares at the
   beginning of period                                 54,239,738      55,348,647       55,554,565       56,511,349
--------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the
   end of period                                    $  48,120,176   $  54,239,738   $   49,506,950   $   55,554,565
===================================================================================================================
Undistributed (Over-distribution of)net
   investment income at the end of period           $     (78,397)  $     (90,533)  $     (188,349)  $     (126,596)
===================================================================================================================

                                 See accompanying notes to financial statements.

| Statement of
| CASH FLOWS Six Months Ended November 30, 2008 (Unaudited)

                                                                                   NORTH           NORTH
                                                                                CAROLINA        CAROLINA
                                                                                DIVIDEND        DIVIDEND
                                                                               ADVANTAGE     ADVANTAGE 3
                                                                                    (NRB)           (NII)
---------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS                                                              $   (2,485,441)  $  (4,761,673)
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by
   (used in) operating activities:
   Purchases of investments                                                   (2,442,912)     (1,445,400)
   Proceeds from sales and maturities of investments                           2,835,350       1,526,320
   Proceeds from (Purchase of) short-term investments, net                       325,000         850,000
   Amortization (Accretion) of premiums and discounts, net                        70,650         140,629
   (Increase) Decrease in receivable for interest                                 (8,755)        (44,415)
   (Increase) Decrease in other assets                                             4,712           3,950
   Increase (Decrease) in payable for investments purchased                     (571,069)     (1,106,139)
   Increase (Decrease) in payable for Preferred share dividends                   (1,135)            186
   Increase (Decrease) in accrued management fees                                 (1,222)          3,405
   Increase (Decrease) in accrued other liabilities                                  374           7,267
   Net realized (gain) loss from investments                                     (52,774)       (109,318)
   Change in net unrealized (appreciation) depreciation of investments         3,288,249       6,107,054
---------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                           961,027       1,171,866
---------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (Decrease) in cash overdraft balance                                          --         309,705
Increase (Decrease) in floating rate obligations                                (115,000)       (200,000)
Cash distributions paid to Common shareholders                                  (751,781)     (1,281,571)
---------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities                          (866,781)     (1,171,866)
---------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                   94,246              --
Cash at the beginning of period                                                   31,854              --
---------------------------------------------------------------------------------------------------------
CASH AT THE END OF PERIOD                                                 $      126,100   $          --
=========================================================================================================

SUPPLEMENTAL  DISCLOSURE  OF CASH FLOW  INFORMATION
Cash paid for interest on floating rate obligations was $79,774 and $96,306 for North Carolina Dividend Advantage (NRB) and North Carolina Dividend Advantage 3
(NII), respectively Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $27,287 and $11,874 for North Carolina Dividend Advantage (NRB) and North Carolina Dividend Advantage 3 (NII), respectively.

                                 See accompanying notes to financial statements.

| Notes to
| FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Georgia Premium Income Municipal Fund (NPG), Nuveen Georgia Dividend Advantage Municipal Fund (NZX), Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG), Nuveen North Carolina Premium Income Municipal Fund (NNC), Nuveen North Carolina Dividend Advantage Municipal Fund (NRB), Nuveen North Carolina Dividend Advantage Municipal Fund 2 (NNO) and Nuveen North Carolina Dividend Advantage Municipal Fund 3 (NII) (collectively, the "Funds"). Common shares of Georgia Premium Income (NPG), Georgia Dividend Advantage (NZX), Georgia Dividend Advantage 2 (NKG), North Carolina Dividend Advantage (NRB), North Carolina Dividend Advantage 2 (NNO) and North Carolina Dividend Advantage 3 (NII) are traded on the American Stock Exchange while Common shares of North Carolina Premium Income (NNC) are traded on the New York Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for an investment or derivative instrument, each Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At November 30, 2008, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

| Notes to
| FINANCIAL STATEMENTS (continued) (Unaudited)

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Effective November 30, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds' tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds' net assets or results of operations as of and during the six months ended November 30, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares
The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of November 30, 2008, the number of Preferred shares outstanding for each Fund is as follows:

                                                               NORTH       NORTH         NORTH         NORTH
                        GEORGIA     GEORGIA       GEORGIA   CAROLINA    CAROLINA      CAROLINA      CAROLINA
                        PREMIUM    DIVIDEND      DIVIDEND    PREMIUM    DIVIDEND      DIVIDEND      DIVIDEND
                         INCOME   ADVANTAGE   ADVANTAGE 2     INCOME   ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                           (NPG)       (NZX)         (NKG)      (NNC)       (NRB)         (NNO)         (NII)
------------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                  --         600            --         --          --            --            --
   Series T                  --          --            --         --         680            --            --
   Series W                  --          --            --         --          --            --         1,120
   Series TH              1,112          --            --      1,872          --            --            --
   Series F                  --          --         1,320         --          --         1,120            --
============================================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.

These developments have generally not affected the portfolio management or investment policies of these Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may be lower than they otherwise would have been.

On June 11, 2008, Nuveen Investments, Inc. ("Nuveen") announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as "floaters" or floating rate obligations, to refinance a portion of the municipal funds' outstanding Preferred shares, whose auctions have been failing for several months. The plan included an initial phase of approximately $1 billion in forty-one funds. These Funds did not redeem any of their Preferred shares during the six months ended November, 2008.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

| Notes to
| FINANCIAL STATEMENTS (continued) (Unaudited)

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No.
140) "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is included as "Interest expense on floating rate obligations" on the Statement of Operations.

During  the  six  months  ended  November  30,  2008,   each  Fund  invested  in
externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is included as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

At November 30, 2008, the Funds were not invested in any externally-deposited Recourse Trusts.

                                                                       NORTH        NORTH         NORTH        NORTH
                             GEORGIA      GEORGIA       GEORGIA     CAROLINA     CAROLINA      CAROLINA     CAROLINA
                             PREMIUM     DIVIDEND      DIVIDEND      PREMIUM     DIVIDEND      DIVIDEND     DIVIDEND
                              INCOME    ADVANTAGE   ADVANTAGE 2       INCOME    ADVANTAGE   ADVANTAGE 2  ADVANTAGE 3
                                (NPG)        (NZX)         (NKG)        (NNC)        (NRB)         (NNO)        (NII)
--------------------------------------------------------------------------------------------------------------------
Maximum exposure         $        --  $      --    $         --  $        --  $        --  $         --  $        --
====================================================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended November 30, 2008, were as follows:

                                                                       NORTH        NORTH         NORTH        NORTH
                             GEORGIA      GEORGIA       GEORGIA     CAROLINA     CAROLINA      CAROLINA     CAROLINA
                             PREMIUM     DIVIDEND      DIVIDEND      PREMIUM     DIVIDEND      DIVIDEND     DIVIDEND
                              INCOME    ADVANTAGE   ADVANTAGE 2       INCOME    ADVANTAGE   ADVANTAGE 2  ADVANTAGE 3
                                (NPG)        (NZX)         (NKG)        (NNC)        (NRB)         (NNO)        (NII)
---------------------------------------------------------------------------------------------------------------------
Average floating rate
   obligations           $ 1,925,820  $ 1,040,984  $  2,238,115  $ 3,797,186  $ 6,324,235  $  4,952,432  $ 7,637,377
Average annual interest
   rate and fees                3.12%        3.12%         3.12%        2.51%        2.52%         2.51%        2.52%
=====================================================================================================================

Forward Swap Transactions Each
Fund is authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. Georgia Dividend Advantage
(NZX) invested in forward interest rate swap transactions during the six months ended November 30, 2008.

Futures Contracts
Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin, when applicable. Georgia Dividend Advantage (NZX), North Carolina Premium Income
(NNC) and North Carolina Dividend Advantage 2 (NNO) invested in futures contracts during the six months ended November 30, 2008.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

| Notes to
| FINANCIAL STATEMENTS (continued) (Unaudited)

Indemnifications
Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FAIR VALUE MEASUREMENTS

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) "Fair Value Measurements." SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of each Fund's investments various inputs are used. These inputs are summarized in the three broad levels listed below:

      Level 1 - Quoted prices in active markets for identical securities.

      Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

      Level 3 - Significant    unobservable   inputs   (including   management's
                assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund's fair value measurements as of November 30, 2008:

GEORGIA PREMIUM INCOME (NPG)                LEVEL 1         LEVEL 2   LEVEL 3           TOTAL
---------------------------------------------------------------------------------------------
Investments                                 $    --   $  72,495,122   $    --   $  72,495,122
=============================================================================================
GEORGIA DIVIDEND ADVANTAGE (NZX)            LEVEL 1         LEVEL 2   LEVEL 3           TOTAL
---------------------------------------------------------------------------------------------
Investments                                 $    --   $  39,233,968   $    --   $  39,233,968
=============================================================================================
GEORGIA DIVIDEND ADVANTAGE 2 (NKG)          LEVEL 1         LEVEL 2   LEVEL 3           TOTAL
---------------------------------------------------------------------------------------------
Investments                                 $    --   $  84,559,758   $    --   $  84,559,758
=============================================================================================
NORTH CAROLINA PREMIUM INCOME (NNC)         LEVEL 1         LEVEL 2   LEVEL 3           TOTAL
---------------------------------------------------------------------------------------------
Investments                                 $    --   $ 124,521,663   $    --   $ 124,521,663
=============================================================================================
NORTH CAROLINA DIVIDEND ADVANTAGE (NRB)     LEVEL 1         LEVEL 2   LEVEL 3           TOTAL
---------------------------------------------------------------------------------------------
Investments                                 $    --   $  52,005,651   $    --   $  52,005,651
=============================================================================================
NORTH CAROLINA DIVIDEND ADVANTAGE 2 (NNO)   LEVEL 1         LEVEL 2   LEVEL 3           TOTAL
---------------------------------------------------------------------------------------------
Investments                                 $    --   $  80,020,848   $    --   $  80,020,848
=============================================================================================
NORTH CAROLINA DIVIDEND ADVANTAGE 3 (NII)   LEVEL 1         LEVEL 2   LEVEL 3           TOTAL
---------------------------------------------------------------------------------------------
Investments                                 $    --   $  84,174,626   $    --   $  84,174,626
=============================================================================================

3. FUND SHARES
Common Shares
On July 30, 2008, the Funds' Board of Trustees approved an open-market share repurchase program under which each Fund may repurchase an aggregate of up to approximately 10% of its outstanding Common shares. The Funds did not repurchase any of their Common shares during the six months ended November 30, 2008.

Transactions in Common shares were as follows:

                                                       GEORGIA             GEORGIA DIVIDEND        GEORGIA DIVIDEND
                                                 PREMIUM INCOME (NPG)       ADVANTAGE (NZX)        ADVANTAGE 2 (NKG)
                                                ---------------------  ------------------------  ------------------------
                                                SIX MONTHS       YEAR   SIX MONTHS         YEAR   SIX MONTHS         YEAR
                                                     ENDED      ENDED        ENDED        ENDED        ENDED        ENDED
                                                  11/30/08    5/31/08     11/30/08      5/31/08     11/30/08      5/31/08
-------------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders due to
  reinvestment of distributions                         --         --           --          888           --          715
=========================================================================================================================

                                                                            NORTH CAROLINA            NORTH CAROLINA
                                                                         PREMIUM INCOME (NNC)    DIVIDEND ADVANTAGE (NRB)
                                                                       ------------------------  ------------------------
                                                                          SIX MONTHS       YEAR   SIX MONTHS         YEAR
                                                                               ENDED      ENDED        ENDED        ENDED
                                                                            11/30/08    5/31/08     11/30/08      5/31/08
-------------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders  due to
  reinvestment of distributions                                                   --         --        1,891        2,628
=========================================================================================================================

                                                                            NORTH CAROLINA           NORTH CAROLINA
                                                                               DIVIDEND                  DIVIDEND
                                                                           ADVANTAGE 2 (NNO)         ADVANTAGE 3 (NII)
                                                                       ----------------------    ------------------------
                                                                        SIX MONTHS         YEAR   SIX MONTHS         YEAR
                                                                             ENDED        ENDED        ENDED        ENDED
                                                                          11/30/08      5/31/08     11/30/08      5/31/08
-------------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders due to
   reinvestment of distributions                                                --          667          892        1,326
=========================================================================================================================

4. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended November 30, 2008, were as follows:

                                                                                        GEORGIA      GEORGIA      GEORGIA
                                                                                        PREMIUM     DIVIDEND     DIVIDEND
                                                                                         INCOME    ADVANTAGE  ADVANTAGE 2
                                                                                           (NPG)        (NZX)        (NKG)
-------------------------------------------------------------------------------------------------------------------------
Purchases                                                                           $ 5,513,901  $ 2,511,328  $ 5,372,524
Sales and maturities                                                                  4,950,100    2,234,909    5,340,880
=========================================================================================================================

                                                                             NORTH        NORTH        NORTH        NORTH
                                                                          CAROLINA     CAROLINA     CAROLINA     CAROLINA
                                                                           PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                                                            INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                                              (NNC)        (NRB)        (NNO)        (NII)
-------------------------------------------------------------------------------------------------------------------------
Purchases                                                              $ 2,698,080  $ 2,442,912  $ 1,938,095  $ 1,445,400
Sales and maturities                                                     3,047,953    2,835,350    1,766,651    1,526,320
=========================================================================================================================

5. INCOME TAX INFORMATION

The  following  information  is  presented  on an income tax basis.  Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing  differences  in  recognizing  certain  gains and  losses  on  investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

| Notes to
| FINANCIAL STATEMENTS (continued) (Unaudited)

At November 30, 2008, the cost of investments was as follows:

                                                                                      GEORGIA       GEORGIA       GEORGIA
                                                                                      PREMIUM      DIVIDEND      DIVIDEND
                                                                                       INCOME     ADVANTAGE   ADVANTAGE 2
                                                                                         (NPG)         (NZX)         (NKG)
-------------------------------------------------------------------------------------------------------------------------
Cost of investments                                                              $ 78,023,834  $ 42,177,672  $ 94,456,898
=========================================================================================================================

                                                                          NORTH         NORTH         NORTH         NORTH
                                                                       CAROLINA      CAROLINA      CAROLINA      CAROLINA
                                                                        PREMIUM      DIVIDEND      DIVIDEND      DIVIDEND
                                                                         INCOME     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                                                           (NNC)         (NRB)         (NNO)         (NII)
-------------------------------------------------------------------------------------------------------------------------
Cost of investments                                               $ 130,699,169  $ 48,178,053  $ 80,257,017  $ 81,750,447
=========================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at November 30, 2008, were as follows:

                                                                                      GEORGIA       GEORGIA       GEORGIA
                                                                                      PREMIUM      DIVIDEND      DIVIDEND
                                                                                       INCOME     ADVANTAGE   ADVANTAGE 2
                                                                                         (NPG)         (NZX)         (NKG)
--------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                                  $  1,402,191  $    822,995  $    586,556
   Depreciation                                                                    (6,930,903)   (3,766,699)  (10,483,696)
--------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                        $ (5,528,712) $ (2,943,704) $ (9,897,140)
==========================================================================================================================

                                                                          NORTH         NORTH         NORTH         NORTH
                                                                       CAROLINA      CAROLINA      CAROLINA      CAROLINA
                                                                        PREMIUM      DIVIDEND      DIVIDEND      DIVIDEND
                                                                         INCOME     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                                                           (NNC)         (NRB)         (NNO)         (NII)
--------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                   $   1,000,888  $    753,328  $  1,066,726  $    879,963
   Depreciation                                                     (10,724,629)   (3,160,435)   (6,108,042)   (5,936,404)
--------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments         $  (9,723,741) $ (2,407,107) $ (5,041,316) $ (5,056,441)
==========================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2008, the Funds' last tax year end, were as follows:

                                                                                      GEORGIA       GEORGIA       GEORGIA
                                                                                      PREMIUM      DIVIDEND      DIVIDEND
                                                                                       INCOME     ADVANTAGE   ADVANTAGE 2
                                                                                         (NPG)         (NZX)         (NKG)
-------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                                            $    112,057  $     34,694  $     58,395
Undistributed net ordinary income **                                                       --            --            --
Undistributed net long-term capital gains                                                  --            --            --
=========================================================================================================================

                                                                          NORTH         NORTH         NORTH         NORTH
                                                                       CAROLINA      CAROLINA      CAROLINA      CAROLINA
                                                                        PREMIUM      DIVIDEND      DIVIDEND      DIVIDEND
                                                                         INCOME     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                                                           (NNC)         (NRB)         (NNO)         (NII)
-------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                             $     227,772  $     95,621  $    109,793  $     93,533
Undistributed net ordinary income **                                         --            --            --            --
Undistributed net long-term capital gains                                    --            --            --            --
=========================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2008, paid on June 2, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' last tax year ended May 31, 2008, was designated for purposes of the dividends paid deduction as follows:

                                                                                      GEORGIA       GEORGIA       GEORGIA
                                                                                      PREMIUM      DIVIDEND      DIVIDEND
                                                                                       INCOME     ADVANTAGE   ADVANTAGE 2
                                                                                         (NPG)         (NZX)         (NKG)
-------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                                         $  3,261,414  $  1,816,938  $  4,091,700
Distributions from net ordinary income **                                                  --            --            --
Distributions from net long-term capital gains                                        216,827            --            --
=========================================================================================================================

                                                                          NORTH         NORTH         NORTH         NORTH
                                                                       CAROLINA      CAROLINA      CAROLINA      CAROLINA
                                                                        PREMIUM      DIVIDEND      DIVIDEND      DIVIDEND
                                                                         INCOME     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                                                           (NNC)         (NRB)         (NNO)         (NII)
-------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                          $   5,252,559  $  2,121,763  $  3,313,278  $  3,475,571
Distributions from net ordinary income **                                    --            --            --            --
Distributions from net long-term capital gains                          309,603        98,768       318,627            --
=========================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2008, the Funds' last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                                      NORTH         NORTH
                                                                        GEORGIA       GEORGIA      CAROLINA      CAROLINA
                                                                       DIVIDEND      DIVIDEND      DIVIDEND      DIVIDEND
                                                                      ADVANTAGE   ADVANTAGE 2     ADVANTAGE   ADVANTAGE 3
                                                                           (NZX)         (NKG)         (NRB)         (NII)
-------------------------------------------------------------------------------------------------------------------------
Expiration:
   May 31, 2012                                                   $          --  $         --  $         --  $    119,458
   May 31, 2013                                                              --       102,004            --        36,008
   May 31, 2014                                                          28,172       287,093            --       474,910
   May 31, 2015                                                          17,587            --            --            --
   May 31, 2016                                                              --            --        38,847       115,010
-------------------------------------------------------------------------------------------------------------------------
Total                                                             $      45,759  $    389,097  $     38,847  $    745,386
=========================================================================================================================

| Notes to
| FINANCIAL STATEMENTS (continued) (Unaudited)

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2007 through May 31, 2008, the Funds' last tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

                                                                          NORTH         NORTH         NORTH         NORTH
                                            GEORGIA      GEORGIA       CAROLINA      CAROLINA      CAROLINA      CAROLINA
                                            PREMIUM     DIVIDEND        PREMIUM      DIVIDEND      DIVIDEND      DIVIDEND
                                             INCOME  ADVANTAGE 2         INCOME     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                               (NPG)        (NKG)          (NNC)         (NRB)         (NNO)         (NII)
-------------------------------------------------------------------------------------------------------------------------
Post-October capital losses          $       71,737  $   203,274  $     381,548  $     56,537  $    155,810  $    151,433
=========================================================================================================================

6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                                                                                GEORGIA PREMIUM INCOME (NPG)
                                                                                         NORTH CAROLINA PREMIUM INCOME (NNC)
AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS ATTRIBUTABLE TO PREFERRED SHARES)                        FUND-LEVEL FEE RATE
----------------------------------------------------------------------------------------------------------------------------
For the first $125 million            .                                                                               .4500%
For the next $125 million                                                                                             .4375
For the next $250 million                                                                                             .4250
For the next $500 million                                                                                             .4125
For the next $1 billion                                                                                               .4000
For the next $3 billion                                                                                               .3875
For net assets over $5 billion                                                                                        .3750
============================================================================================================================

                                                                                            GEORGIA DIVIDEND ADVANTAGE (NZX)
                                                                                          GEORGIA DIVIDEND ADVANTAGE 2 (NKG)
                                                                                     NORTH CAROLINA DIVIDEND ADVANTAGE (NRB)
                                                                                   NORTH CAROLINA DIVIDEND ADVANTAGE 2 (NNO)
                                                                                   NORTH CAROLINA DIVIDEND ADVANTAGE 3 (NII)
AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS ATTRIBUTABLE TO PREFERRED SHARES)                        FUND-LEVEL FEE RATE
----------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                            .4500%
For the next $125 million                                                                                             .4375
For the next $250 million                                                                                             .4250
For the next $500 million                                                                                             .4125
For the next $1 billion                                                                                               .4000
For net assets over $2 billion                                                                                        .3750
============================================================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of November 30, 2008, the complex-level fee rate was .2000%.

The complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)     EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds but to exclude assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Georgia Dividend Advantage's (NZX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
SEPTEMBER 30,                                    SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                        .30%                2007                       .25%
2002                         .30                 2008                       .20
2003                         .30                 2009                       .15
2004                         .30                 2010                       .10
2005                         .30                 2011                       .05
2006                         .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Georgia Dividend Advantage (NZX) for any portion of its fees and expenses beyond September 30, 2011.

| Notes to
| FINANCIAL STATEMENTS (continued) (Unaudited)

For the first eight years of Georgia Dividend Advantage 2's (NKG) and North Carolina Dividend Advantage 3's (NII) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
SEPTEMBER 30,                                    SEPTEMBER 30,
--------------------------------------------------------------------------------
2002*                        .32%                2007                       .32%
2003                         .32                 2008                       .24
2004                         .32                 2009                       .16
2005                         .32                 2010                       .08
2006                         .32
================================================================================

 *  From the commencement of operations.

The Adviser has not agreed to reimburse Georgia Dividend Advantage 2 (NKG) and North Carolina Dividend Advantage 3 (NII) for any portion of their fees and expenses beyond September 30, 2010.

For the first ten years of North Carolina Dividend Advantage's (NRB) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
JANUARY 31,                                      JANUARY 31,
--------------------------------------------------------------------------------
2001*                        .30%                2007                       .25%
2002                         .30                 2008                       .20
2003                         .30                 2009                       .15
2004                         .30                 2010                       .10
2005                         .30                 2011                       .05
2006                         .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse North Carolina Dividend Advantage (NRB) for any portion of its fees and expenses beyond January 31, 2011.

For the first ten years of North Carolina Dividend Advantage 2's (NNO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
NOVEMBER 30,                                     NOVEMBER 30,
--------------------------------------------------------------------------------
2001*                        .30%                2007                       .25%
2002                         .30                 2008                       .20
2003                         .30                 2009                       .15
2004                         .30                 2010                       .10
2005                         .30                 2011                       .05
2006                         .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to  reimburse  North  Carolina  Dividend  Advantage 2
(NNO) for any portion of its fees and expenses beyond November 30, 2011.

7. NEW ACCOUNTING  PRONOUNCEMENT

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161) In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of November 30, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

8. SUBSEQUENT EVENTS

Distributions to Common Shareholders
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 31, 2008, to shareholders of record on December 15, 2008, as follows:

                                                                          NORTH         NORTH         NORTH         NORTH
                            GEORGIA         GEORGIA      GEORGIA       CAROLINA      CAROLINA      CAROLINA      CAROLINA
                            PREMIUM        DIVIDEND     DIVIDEND        PREMIUM      DIVIDEND      DIVIDEND      DIVIDEND
                             INCOME       ADVANTAGE  ADVANTAGE 2         INCOME     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                               (NPG)           (NZX)        (NKG)          (NNC)         (NRB)         (NNO)         (NII)
-------------------------------------------------------------------------------------------------------------------------
Dividend per share      $     .0515  $        .0550  $     .0530  $       .0505  $      .0580  $      .0540  $      .0555
=========================================================================================================================

Preferred Shares
On January 8, 2009, Georgia Dividend Advantage 2 (NKG) noticed for redemption $1.3 million of its outstanding Preferred shares, at liquidation value, using the proceeds from the issuance of TOBs and portfolio sales.

| Financial
| HIGHLIGHTS(Unaudited)

      Selected data for a Common share outstanding throughout each period:

                                                     Investment Operations
                                 --------------------------------------------------------------
                                                          Distributions  Distributions
                      Beginning                                from Net           from
                         Common                      Net     Investment        Capital
                          Share         Net    Realized/      Income to       Gains to
                      Net Asset  Investment   Unrealized      Preferred      Preferred
                          Value      Income  Gain (Loss)   Shareholders+  Shareholders+   Total
------------------------------------------------------------------------------------------------
GEORGIA PREMIUM INCOME (NPG)
------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)               $   14.19  $      .43  $     (2.14) $        (.13) $          --  $ (1.84)
2008                      14.55         .84         (.30)          (.24)          (.01)     .29
2007                      14.55         .86          .04           (.23)            --      .67
2006                      15.19         .87         (.48)          (.17)          (.01)     .21
2005                      14.42         .92          .84           (.09)            --     1.67
2004                      15.36         .97         (.96)          (.05)            --     (.04)

GEORGIA DIVIDEND ADVANTAGE (NZX)
------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                   14.47         .46        (1.95)          (.14)            --    (1.63)
2008                      14.65         .90         (.16)          (.26)            --      .48
2007                      14.71         .92          .02           (.25)            --      .69
2006                      15.30         .94         (.47)          (.19)            --      .28
2005                      14.47         .96          .85           (.10)            --     1.71
2004                      15.62         .97        (1.18)          (.06)            --     (.27)
================================================================================================

                                                Less Distributions
                                        ----------------------------------       Offering
                                                 Net                            Costs and     Ending
                                          Investment       Capital              Preferred     Common
                                           Income to      Gains to                  Share      Share  Ending
                                              Common        Common           Underwriting  Net Asset  Market
                                        Shareholders  Shareholders   Total      Discounts      Value  Value
------------------------------------------------------------------------------------------------------------
GEORGIA PREMIUM INCOME (NPG)
------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                 $       (.30) $         --  $ (.30)  $         --  $   12.05  $ 9.72
2008                                            (.61)         (.04)   (.65)            --      14.19   13.15
2007                                            (.67)           --    (.67)            --      14.55   14.12
2006                                            (.78)         (.07)   (.85)            --      14.55   15.16
2005                                            (.90)           --    (.90)            --      15.19   16.70
2004                                            (.90)           --    (.90)            --      14.42   15.30

GEORGIA DIVIDEND ADVANTAGE (NZX)
------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                         (.33)           --    (.33)            --      12.51   10.90
2008                                            (.66)           --    (.66)            --      14.47   13.47
2007                                            (.75)           --    (.75)            --      14.65   16.00
2006                                            (.87)           --    (.87)            --      14.71   15.50
2005                                            (.88)         (.01)   (.89)           .01      15.30   15.89
2004                                            (.87)         (.01)   (.88)            --      14.47   13.95
============================================================================================================

                                                          Preferred Shares at End of Period
                                                          -----------------------------------
                                                            Aggregate  Liquidation
                                                               Amount   and Market      Asset
                                                          Outstanding        Value   Coverage
                                                                (000)    Per Share  Per Share
---------------------------------------------------------------------------------------------
GEORGIA PREMIUM INCOME (NPG)
---------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                                   $    27,800  $    25,000  $  66,251
2008                                                           27,800       25,000     73,571
2007                                                           27,800       25,000     74,784
2006                                                           27,800       25,000     74,747
2005                                                           27,800       25,000     76,877
2004                                                           27,800       25,000     74,107

GEORGIA DIVIDEND ADVANTAGE (NZX)
---------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                                        15,000       25,000     66,054
2008                                                           15,000       25,000     72,497
2007                                                           15,000       25,000     73,052
2006                                                           15,000       25,000     73,187
2005                                                           15,000       25,000     75,012
2004                                                           15,000       25,000     72,247
=============================================================================================

                                                                   Ratios/Supplemental Data
                                                        ---------------------------------------------------------------
                                                                                 Ratios to Average Net Assets
                                                                                 Applicable to Common Shares
                                         Total Returns                           Before Credit/Reimbursement
                                      ------------------                  ---------------------------------------------
                                                Based on     Ending Net
                                       Based      Common         Assets
                                          on   Share Net     Applicable    Expenses       Expenses              Net
                                      Market       Asset      to Common   Including       Excluding      Investment
                                       Value*      Value*  Shares (000)    Interest++(a)   Interest++(a)     Income++
-----------------------------------------------------------------------------------------------------------------------
GEORGIA PREMIUM INCOME (NPG)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                24.06)%    (13.08)% $     45,871        1.43%***       1.31%***         6.42%***
2008                                   (2.17)       2.06         54,011        1.25           1.25             5.86
2007                                   (2.55)       4.62         55,359        1.25           1.25             5.84
2006                                   (4.12)       1.42         55,318        1.25           1.25             5.87
2005                                   15.46       11.88         57,687        1.25           1.25             6.15
2004                                   (4.56)       (.23)        54,607        1.23           1.23             6.54

GEORGIA DIVIDEND ADVANTAGE (NZX)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                               (16.80)     (11.42)        24,632        1.53***        1.41***          6.41***
2008                                  (11.73)       3.33         28,498        1.32           1.32             5.86
2007                                    8.10        4.75         28,831        1.35           1.35             5.74
2006                                    2.91        1.87         28,912        1.31           1.31             5.82
2005                                   20.74       12.10         30,007        1.27           1.27             5.93
2004                                   (5.15)      (1.73)        28,348        1.27           1.27             6.03
=======================================================================================================================

                                                                      Ratios/Supplemental Data
                                                     ----------------------------------------------------------
                                                            Ratios to Average Net Assets
                                                            Applicable to Common  Shares
                                                            After Credit/Reimbursement**
                                                     --------------------------------------------
                                                      Expenses        Expenses              Net      Portfolio
                                                     Including       Excluding       Investment       Turnover
                                                      Interest++(a)   Interest++(a)      Income++         Rate
---------------------------------------------------------------------------------------------------------------
GEORGIA PREMIUM INCOME (NPG)
---------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                                   1.41%***        1.29%***         6.44%***          6%
2008                                                      1.23            1.23             5.88             31
2007                                                      1.23            1.23             5.86              4
2006                                                      1.22            1.22             5.90             15
2005                                                      1.23            1.23             6.17             18
2004                                                      1.22            1.22             6.55             12

GEORGIA DIVIDEND ADVANTAGE (NZX)
---------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                                   1.25***         1.13***          6.70***          5
2008                                                       .97             .97             6.21             22
2007                                                       .92             .92             6.16             11
2006                                                       .85             .85             6.28              5
2005                                                       .80             .80             6.39             12
2004                                                       .81             .81             6.49              5
===============================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

***  Annualized.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)  For the six months ended November 30, 2008.

                                 See accompanying notes to financial statements.

| Financial
| HIGHLIGHTS (continued) (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                                        Investment Operations
                                                 ---------------------------------------------------------------
                                                                          Distributions  Distributions
                                      Beginning                                from Net           from
                                         Common                      Net     Investment        Capital
                                          Share         Net    Realized/      Income to       Gains to
                                      Net Asset  Investment   Unrealized      Preferred      Preferred
                                          Value      Income  Gain (Loss)   Shareholders+  Shareholders+   Total
----------------------------------------------------------------------------------------------------------------
GEORGIA DIVIDEND ADVANTAGE 2 (NKG)
----------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                               $   13.92  $      .44  $     (2.34) $        (.13) $          --  $ (2.03)
2008                                      14.44         .88         (.50)          (.26)            --      .12
2007                                      14.25         .89          .17           (.24)            --      .82
2006                                      14.71         .88         (.45)          (.19)            --      .24
2005                                      13.79         .87          .94           (.11)            --     1.70
2004                                      15.01         .88        (1.23)          (.05)            --     (.40)
================================================================================================================

                                               Less Distributions
                                      ----------------------------------
                                                                              Offering
                                               Net                           Costs and     Ending
                                        Investment       Capital             Preferred     Common
                                         Income to      Gains to                 Share      Share    Ending
                                            Common        Common          Underwriting  Net Asset    Market
                                      Shareholders  Shareholders   Total     Discounts      Value     Value
-----------------------------------------------------------------------------------------------------------
GEORGIA DIVIDEND ADVANTAGE 2 (NKG)
-----------------------------------------------------------------------------------------------------------
Year Ended 5/3
2009(b)                               $       (.31) $         --  $ (.31) $         --  $   11.58  $  11.52
2008                                          (.64)           --    (.64)           --      13.92     13.18
2007                                          (.63)           --    (.63)           --      14.44     14.50
2006                                          (.70)           --    (.70)           --      14.25     13.26
2005                                          (.78)           --    (.78)           --      14.71     14.18
2004                                          (.80)         (.02)   (.82)           --      13.79     13.20
===========================================================================================================

                                                                      Preferred Shares at End of Period
                                                                     -----------------------------------
                                                                       Aggregate  Liquidation
                                                                          Amount   and Market      Asset
                                                                     Outstanding        Value   Coverage
                                                                           (000)    Per Share  Per Share
--------------------------------------------------------------------------------------------------------
GEORGIA DIVIDEND ADVANTAGE 2 (NKG)
--------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                                              $    33,000  $    25,000  $  64,960
2008                                                                      33,000       25,000     73,032
2007                                                                      33,000       25,000     74,825
2006                                                                      33,000       25,000     74,168
2005                                                                      33,000       25,000     75,738
2004                                                                      33,000       25,000     72,583
========================================================================================================

                                                                                    Ratios/Supplemental Data
                                                                 -------------------------------------------------------------
                                                                                          Ratios to Average Net Assets
                                                                                          Applicable to Common Shares
                                            Total Returns                                 Before Credit/Reimbursement
                                          -------------------                   ----------------------------------------------
                                                        Based          Ending
                                                           on             Net
                                           Based       Common          Assets
                                              on    Share Net      Applicable    Expenses        Expenses              Net
                                          Market        Asset       to Common   Including       Excluding       Investment
                                           Value*       Value*   Shares (000)    Interest++(a)   Interest++(a)      Income++
------------------------------------------------------------------------------------------------------------------------------
GEORGIA DIVIDEND ADVANTAGE 2 (NKG)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                   (10.29)%     (14.73)%  $     52,747        1.43%***        1.31%***         6.49%***
2008                                       (4.64)         .89          63,402        1.23            1.23             5.82
2007                                       14.40         5.79          65,770        1.24            1.24             5.63
2006                                       (1.61)        1.68          64,901        1.24            1.24             5.63
2005                                       13.61        12.61          66,974        1.23            1.23             5.58
2004                                       (6.57)       (2.67)         62,810        1.22            1.22             5.63
==============================================================================================================================

                                                                     Ratios/Supplemental Data
                                                    ----------------------------------------------------------
                                                         Ratios to Average Net Assets
                                                         Applicable to Common Shares
                                                         After Credit/Reimbursement**
                                                    ----------------------------------------------
                                                     Expenses        Expenses              Net      Portfolio
                                                    Including       Excluding       Investment       Turnover
                                                     Interest++(a)   Interest++(a)      Income++         Rate
--------------------------------------------------------------------------------------------------------------
GEORGIA DIVIDEND ADVANTAGE 2 (NKG)
--------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                                  1.09%***         .97%***         6.83%***          6%
2008                                                      .81             .81             6.24             23
2007                                                      .74             .74             6.12              7
2006                                                      .75             .75             6.12              7
2005                                                      .74             .74             6.07              5
2004                                                      .73             .73             6.12             12
==============================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

***  Annualized.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)  For the six months ended November 30, 2008.

                                 See accompanying notes to financial statements.

| Financial
| HIGHLIGHTS (continued) (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                                           Investment Operations
                                                     -----------------------------------------------------------------
                                                                              Distributions  Distributions
                                          Beginning                                from Net           from
                                             Common                      Net     Investment        Capital
                                              Share         Net    Realized/      Income to       Gains to
                                          Net Asset  Investment   Unrealized      Preferred      Preferred
                                              Value      Income  Gain (Loss)   Shareholders+  Shareholders+      Total
-----------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA PREMIUM INCOME (NNC)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                   $   13.98  $      .42  $     (1.72) $        (.13) $          --     $ (1.43)
2008                                          14.36         .84         (.35)          (.23)          (.01)        .25
2007                                          14.34         .85          .07           (.23)            --***      .69
2006                                          15.16         .88         (.57)          (.16)          (.02)        .13
2005                                          14.55         .91          .70           (.11)            --        1.50
2004                                          15.50         .95         (.95)          (.06)            --        (.06)

NORTH CAROLINA DIVIDEND ADVANTAGE (NRB)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                       14.52         .47        (1.42)          (.14)            --       (1.09)
2008                                          14.78         .93         (.22)          (.24)          (.01)        .46
2007                                          14.87         .93          .03           (.22)          (.01)        .73
2006                                          15.46         .94         (.48)          (.17)            --         .29
2005                                          14.72         .97          .78           (.09)            --        1.66
2004                                          15.87         .98        (1.10)          (.05)            --        (.17)
=======================================================================================================================

                                                         Less Distributions
                                                 -----------------------------------      Offering
                                                          Net                            Costs and     Ending
                                                   Investment       Capital              Preferred     Common
                                                    Income to      Gains to                  Share      Share   Ending
                                                       Common        Common           Underwriting  Net Asset   Market
                                                 Shareholders  Shareholders    Total     Discounts      Value    Value
----------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA PREMIUM INCOME (NNC)
----------------------------------------------------------------------------------------------------------------------
Year Ended 5/3
2009(b)                                          $       (.30) $         --  $  (.30) $         --  $   12.25  $ 10.80
2008                                                     (.59)         (.04)    (.63)           --      13.98    13.30
2007                                                     (.66)         (.01)    (.67)           --      14.36    14.30
2006                                                     (.79)         (.16)    (.95)           --      14.34    15.09
2005                                                     (.89)           --     (.89)           --      15.16    17.20
2004                                                     (.89)           --     (.89)           --      14.55    15.40

NORTH CAROLINA DIVIDEND ADVANTAGE (NRB)
----------------------------------------------------------------------------------------------------------------------
Year Ended 5/3
2009(b)                                                  (.35)           --     (.35)           --      13.08    11.68
2008                                                     (.69)         (.03)    (.72)           --      14.52    15.28
2007                                                     (.77)         (.05)    (.82)           --      14.78    16.44
2006                                                     (.88)           --     (.88)           --      14.87    17.70
2005                                                     (.92)           --     (.92)           --      15.46    17.25
2004                                                     (.91)         (.07)    (.98)           --      14.72    15.05
======================================================================================================================

                                                       Preferred Shares at End of Period
                                                     ------------------------------------
                                                       Aggregate  Liquidation
                                                          Amount   and Market       Asset
                                                     Outstanding        Value    Coverage
                                                           (000)    Per Share   Per Share
-----------------------------------------------------------------------------------------
NORTH CAROLINA PREMIUM INCOME (NNC)
-----------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                              $    46,800  $    25,000  $   66,549
2008                                                      46,800       25,000      72,450
2007                                                      46,800       25,000      73,713
2006                                                      46,800       25,000      73,629
2005                                                      46,800       25,000      76,286
2004                                                      46,800       25,000      74,114

NORTH CAROLINA DIVIDEND ADVANTAGE (NRB)
-----------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                                   17,000       25,000      68,571
2008                                                      17,000       25,000      73,335
2007                                                      17,000       25,000      74,130
2006                                                      17,000       25,000      74,319
2005                                                      17,000       25,000      76,205
2004                                                      17,000       25,000      73,692
=========================================================================================

                                                                                      Ratios/Supplemental Data
                                                              -------------------------------------------------------------------
                                                                                        Ratios to Average Net Assets
                                                                                        Applicable to Common Shares
                                            Total Returns                               Before Credit/Reimbursement
                                         ------------------                  ----------------------------------------------------
                                                      Based         Ending
                                                         on            Net
                                          Based      Common         Assets
                                             on   Share Net     Applicable    Expenses          Expenses                Net
                                         Market       Asset      to Common   Including         Excluding         Investment
                                          Value*      Value*  Shares (000)    Interest++(a)     Interest++(a)        Income++
---------------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA PREMIUM INCOME (NNC)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                  (16.75)%    (10.35)% $     77,780        1.43%*****        1.31%*****         6.37%*****
2008                                      (2.52)       1.76         88,827        1.39              1.25               5.94
2007                                       (.78)       4.84         91,191        1.27              1.24               5.82
2006                                      (6.84)        .87         91,033        1.25              1.25               5.98
2005                                      17.79       10.52         96,008        1.23              1.23               6.09
2004                                      (4.08)       (.40)        91,941        1.23              1.23               6.35

NORTH CAROLINA DIVIDEND ADVANTAGE (NRB)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended  5/31:
2009(b)                                  (21.63)      (7.62)        29,628        1.88*****         1.37*****          6.47*****
2008                                      (2.28)       3.26         32,868        1.91              1.29               6.07
2007                                      (2.26)       4.98         33,409        1.68              1.29               5.82
2006                                       8.03        1.93         33,537        1.29              1.29               5.79
2005                                      21.19       11.53         34,820        1.27              1.27               5.90
2004                                      (2.76)      (1.08)        33,110        1.24              1.24               5.96
=================================================================================================================================

                                                                      Ratios/Supplemental Data
                                                          ------------------------------------------------
                                                                    Ratios to Average Net Assets
                                                                    Applicable to Common Shares
                                                                    After Credit/Reimbursement**
                                                          ------------------------------------------------
                                                           Expenses             Expenses               Net        Portfolio
                                                          Including            Excluding        Investment         Turnover
                                                           Interest++(a)        Interest++(a)       Income++           Rate
---------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA PREMIUM INCOME (NNC)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 5/3
2009(b)                                                        1.43%*****           1.31%*****        6.37%*****          2%
2008                                                           1.36                 1.23              5.97               12
2007                                                           1.25                 1.22              5.84               13
2006                                                           1.24                 1.24              5.99               16
2005                                                           1.22                 1.22              6.10               19
2004                                                           1.22                 1.22              6.36               20

NORTH CAROLINA DIVIDEND ADVANTAGE (NRB)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 5/3
2009(b)                                                        1.63*****            1.12*****         6.72*****           5
2008                                                           1.61                  .99              6.37                6
2007                                                           1.31                  .92              6.20               15
2006                                                            .84                  .84              6.24                4
2005                                                            .81                  .81              6.35               11
2004                                                            .78                  .78              6.42               15
===========================================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

***   Rounds to less than $.01 per share.

***** Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended November 30, 2008.

                                 See accompanying notes to financial statements.

| Financial
| HIGHLIGHTS (continued) (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                                                       Investment Operations
                                                                 --------------------------------------------------------------
                                                                                          Distributions  Distributions
                                                      Beginning                                from Net          from
                                                         Common                      Net     Investment        Capital
                                                          Share         Net    Realized/      Income to       Gains to
                                                      Net Asset  Investment   Unrealized      Preferred      Preferred
                                                          Value      Income  Gain (Loss)   Shareholders+  Shareholders+   Total
--------------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA DIVIDEND ADVANTAGE 2 (NNO)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                               $   14.47  $      .46  $     (1.64) $        (.14) $         --   $ (1.32)
2008                                                      14.76         .91         (.24)          (.25)         (.02)      .40
2007                                                      14.75         .91          .10           (.23)         (.01)      .77
2006                                                      15.55         .92         (.60)          (.17)         (.01)      .14
2005                                                      14.81         .94          .83           (.10)           --     1.67
2004                                                      15.98         .94        (1.17)          (.06)           --     (.29)

NORTH CAROLINA DIVIDEND ADVANTAGE 3 (NII)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                                   14.13         .44        (1.52)          (.13)           --    (1.21)
2008                                                      14.38         .88         (.25)          (.23)           --      .40
2007                                                      14.26         .89           .11          (.23)           --      .77
2006                                                      14.78         .88         (.50)          (.18)           --      .20
2005                                                      13.89         .89           .91          (.11)           --     1.69
2004                                                      14.96         .90        (1.09)          (.07)           --     (.26)
================================================================================================================================

                                                                   Less Distributions
                                                          -----------------------------------      Offering
                                                                    Net                           Costs and     Ending
                                                             Investment       Capital             Preferred     Common
                                                              Income to      Gains to                 Share      Share   Ending
                                                                 Common        Common          Underwriting  Net Asset   Market
                                                           Shareholders+ Shareholders   Total     Discounts      Value    Value
-------------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA DIVIDEND ADVANTAGE 2 (NNO)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                                   $        (.32) $         --  $ (.32) $         --  $   12.83  $ 12.30
2008                                                               (.63)         (.06)   (.69)           --      14.47    13.66
2007                                                               (.71)         (.05)   (.76)           --      14.76    15.50
2006                                                               (.82)         (.12)   (.94)           --      14.75    15.28
2005                                                               (.86)         (.07)   (.93)           --      15.55    16.25
2004                                                               (.85)         (.03)   (.88)           --      14.81    14.80

NORTH CAROLINA DIVIDEND ADVANTAGE 3 (NII)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                                            (.33)           --    (.33)           --      12.59    11.12
2008                                                               (.65)           --    (.65)           --      14.13    14.12
2007                                                               (.65)           --    (.65)           --      14.38    14.64
2006                                                               (.72)           --    (.72)           --      14.26    14.42
2005                                                               (.80)           --    (.80)           --      14.78    15.40
2004                                                               (.80)         (.01)   (.81)           --      13.89    13.68
===============================================================================================================================

                                                       Preferred Shares at End of Period
                                                     -----------------------------------
                                                       Aggregate  Liquidation
                                                          Amount   and Market      Asset
                                                     Outstanding        Value   Coverage
                                                           (000)    Per Share  Per Share
-----------------------------------------------------------------------------------------
NORTH CAROLINA DIVIDEND ADVANTAGE 2 (NNO)
-----------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                              $    28,000  $    25,000  $   67,964
2008                                                      28,000       25,000      73,428
2007                                                      28,000       25,000      74,418
2006                                                      28,000       25,000      74,332
2005                                                      28,000       25,000      76,924
2004                                                      28,000       25,000      74,385

NORTH CAROLINA DIVIDEND ADVANTAGE 3 (NII)
-----------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                                   28,000       25,000      69,203
2008                                                      28,000       25,000      74,602
2007                                                      28,000       25,000      75,457
2006                                                      28,000       25,000      75,044
2005                                                      28,000       25,000      76,817
2004                                                      28,000       25,000      73,644
=========================================================================================

                                                                                    Ratios/Supplemental Data
                                                                  ------------------------------------------------------------
                                                                                        Ratios to Average Net Assets
                                                                                         Applicable to Common Shares
                                               Total Returns                             Before Credit/Reimbursement
                                            -------------------                 ----------------------------------------------
                                                          Based         Ending
                                                             on            Net
                                             Based       Common         Assets
                                                on    Share Net     Applicable   Expenses        Expenses              Net
                                            Market        Asset      to Common  Including       Excluding       Investment
                                             Value*       Value*  Shares (000)   Interest++(a)   Interest++(a)      Income++
------------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA DIVIDEND ADVANTAGE 2 (NNO)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                      (7.69)%      (9.25)% $     48,120       1.56%***        1.31%***         6.28%***
2008                                         (7.33)        2.83         54,240       1.54            1.25             5.87
2007                                          6.64         5.24         55,349       1.39            1.24             5.68
2006                                          (.18)         .97         55,251       1.24            1.24             5.62
2005                                         16.46        11.56         58,155       1.23            1.23             5.64
2004                                         (1.94)       (1.83)        55,311       1.22            1.22             5.71

NORTH CAROLINA DIVIDEND ADVANTAGE 3 (NII)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                     (19.22)       (8.65)        49,507       1.68***         1.31***          6.28***
2008                                          1.12         2.90         55,555       1.68            1.24             5.79
2007                                          6.23         5.48         56,511       1.49            1.23             5.62
2006                                         (1.59)        1.41         56,049       1.23            1.23             5.58
2005                                         18.78        12.39         58,035       1.24            1.24             5.65
2004                                         (4.93)       (1.75)        54,482       1.22            1.22             5.75
==============================================================================================================================

                                                               Ratios/Supplemental Data
                                                ----------------------------------------------------
                                                     Ratios to Average Net Assets
                                                      Applicable to Common Shares
                                                      After Credit/Reimbursement**
                                                ----------------------------------------
                                                 Expenses       Expenses            Net   Portfolio
                                                Including      Excluding     Investment    Turnover
                                                 Interest++(a)  Interest++(a)    Income++      Rate
----------------------------------------------------------------------------------------------------
NORTH CAROLINA DIVIDEND ADVANTAGE 2 (NNO)
----------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                              1.24%***       1.00%***       6.60%***       2%
2008                                                 1.19            .89           6.22           8
2007                                                  .96            .82           6.10           9
2006                                                  .77            .77           6.09           9
2005                                                  .77            .77           6.10          26
2004                                                  .77            .77           6.16          13

NORTH CAROLINA DIVIDEND ADVANTAGE 3 (NII)
----------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                              1.35***         .98***        6.61***        2
2008                                                 1.26            .82           6.21          15
2007                                                 1.00            .74           6.11          12
2006                                                  .75            .75           6.07           2
2005                                                  .76            .76           6.14           8
2004                                                  .73            .73           6.23          14
====================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

***  Annualized.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)  For the six months ended November 30, 2008.

                                 See accompanying notes to financial statements.

Reinvest Automatically
EASILY and CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NOTES

NOTES

Glossary of
TERMS USED in this REPORT

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o    MARKET  YIELD  (ALSO  KNOWN  AS  DIVIDEND  YIELD  OR  CURRENT  YIELD):   An
     investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

o    TAXABLE-EQUIVALENT   YIELD:  The  yield  necessary  from  a  fully  taxable
     investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

| Other Useful INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each  Fund  has  filed  with  the   Securities   and  Exchange   Commission  the
certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

BOARD OF TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase and/or redeem shares of its own common or auction rate preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased or redeemed during the period covered by this report. Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
SERVING INVESTORS FOR GENERATIONS

Since  1898,  financial  advisors  and  their  clients  have  relied  on  Nuveen
Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS. Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $134 billion of assets on September 30, 2008.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:     www.nuveen.com/etf

                                      Share prices Fund details
                                      Daily financial news
                                      Investor education
                                      Interactive planning tools

ESA-C-1108D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen North Carolina Dividend Advantage Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          (Vice President and Secretary)

Date: February 6, 2009
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: February 6, 2009
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: February 6, 2009
    -------------------------------------------------------------------